[ OUTSIDE FRONT COVER ]

                       CLASS K SHARES


[ LOGO ART for         SEMI-ANNUAL
The MUNDER Funds ]     REPORT

Investments
for all seasons        As of DECEMBER 31, 1995



[ INSIDE FRONT COVER ]

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"We are proud to be the first mutual fund family to provide timely access to fund transactions, plus additional information about The Munder Funds and portfolio managers. I invite you to access our web site at http://www.munder.com."
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The Munder Funds
  Letter to shareholders

DEAR FELLOW SHAREHOLDERS:

             My associates and I are pleased to have served you during 1995-- a historically impressive year for the financial markets. We value the opportunity to have played a role in increasing the assets in your financial portfolio and attaining your investment objectives. We thank you for your continued confidence in The Munder Funds and hope you are pleased with our success at delivering attractive investment returns. Your investment posted gains through participation in very high quality securities. Investing in high quality securities has long been the style of The Munder Funds' investment advisor, Munder Capital Management.

             Although I am proud of our accomplishments, we will continue to challenge ourselves to do more and do it better for our valued shareholders. This past year we have listened to your feedback and worked diligently to improve our communications with you and expand our investment offerings. Ultimately, we believe these changes will enhance The Funds, and your total portfolio investment returns. Among the communications and fund enhancements we made were:

* Established The Munder Funds home page on the Internet. We are proud to be the first mutual fund family to provide timely access to fund transactions plus additional information about The Munder Funds and portfolio managers. I invite you to access our web site at http://www.munder.com.

* Created The Munder Quarterly which is available to you through your financial consultant. We encourage you to contact your financial consultant to request this timely newsletter which details the logic behind fund transactions.

* Added the Munder Mid-Cap Growth Fund which transfers our core GARP equity style to mid-capitalization growth stocks.

* Launched the Munder Value Fund. This fund is managed by the investment advisor's Chief Investment Officer, Gerald Seizert. Gerry joined Munder Capital Management following 11 years with a national investment advisor where he established a superior-performing value investment style.

             Among my greatest concerns following a strong investment environment, is that shareholders may become lackadaisical by past successes and overlook additional steps to improve their standing. At The Munder Funds. we are constantly striving for ways to increase your after-tax investment performance. As tax time approaches, I encourage you to consider The Munder Funds in your tax and retirement planning efforts. The Munder Funds offers you the opportunity to acquire tax-free investments and participate in a broadly diversified mutual fund family for your IRA or other retirement accounts. For additional information on establishing an IRA or a rollover account at The Munder Funds, or in any of our 20 mutual funds, please call your financial consultant or The Fund at 1-800-239-3334.

I look forward to being of continued service to you throughout
1996 and providing added value to your investment portfolio.

             s/ Lee Munder
             -------------
             Lee Munder
             President.




Table of
Contents
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      PERFORMANCE COMMENTARY
ii    The Investment Environment
ii    Munder Multi-Season Growth Fund
iii   Munder Accelerating Growth Fund
iii   Munder Small Company Growth Fund
iii   Munder Mid-Cap Growth Fund
iv    Munder International Equity Fund
iv    Munder Index 500 Fund
iv    Munder Growth & Income Fund
v     Munder Value Fund
v     Munder Balanced Fund
      THE BOND MARKET
vi    Munder Bond Fund
vi    Munder Intermediate Bond Fund
vi    Munder U.S. Government Income Fund
vii   Munder Michigan Triple Tax-Free Bond Fund
vii   Munder Tax-Free Bond Fund
vii   Munder Tax-Free Intermediate Bond Fund
      PORTFOLIO OF INVESTMENTS
      EQUITY FUNDS:
1     Munder Multi-Season Growth Fund
3     Munder Real Estate Equity Investment Fund
4     Munder Accelerating Growth Fund
6     Munder Small Company Growth Fund
8     Munder Mid-Cap Growth Fund
10    Munder International Equity Fund
19    Munder Index 500 Fund
30    Munder Growth & Income Fund
32    Munder Value Fund
34    Munder Balanced Fund
      INCOME FUNDS:
39    Munder Bond Fund
41    Munder Intermediate Bond Fund
44    Munder U.S. Government Income Fund
46    Munder Michigan Triple Tax-Free Bond Fund
49    Munder Tax-Free Bond Fund
54    Munder Tax-Free Intermediate Bond Fund
      MONEY MARKET FUNDS:
61    Munder Money Market Fund
63    Munder Tax-Free Money Market Fund
72    Munder U.S. Treasury Money Market Fund
73    Munder Cash Investment Fund
76    FINANCIAL STATEMENTS
108   FINANCIAL HIGHLIGHTS
127   NOTES TO FINANCIAL STATEMENTS

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain investment risks, including the possible loss of principal.



The Munder Funds
Performance Commentary, December 1995
------------------------------------------------------------------------------

The Investment Environment

The past year will go down in the record books as one of the strongest for the financial markets. Continued restraint in inflation and a decline in interest rates helped to set the stage for a powerful rally in both stocks and bonds.

The increase in interest rates, engineered by the Federal Reserve Board (the "Federal Reserve") in 1994, resulted in slower economic growth in 1995. Even with the slowdown in demand and production, the often painful restructuring of U.S. firms allowed corporate profits to increase at a pace that surprised many observers and helped to support strong stock market performance.

The slowdown in growth had a moderating influence on price pressures in the economy. Increases in labor costs, accounting for fully 70% of the costs in the U.S. economy, increased at a pace that barely kept up with inflation.

Economic signals suggest continued moderation in economic growth. Small wage gains and a slowdown in employment growth are expected to result in slower income growth. The current absence of supply and demand imbalances in the U.S. economy, though, makes a recession unlikely. Nonetheless, uncertainty regarding the outcome of budget negotiations in Washington has the potential to destabilize financial markets over the next few months. In addition, during periods of moderate economic growth, economic data are often volatile, moving between strength and weakness from month to month and quarter to quarter. This volatility in economic information will likely be mirrored by volatility in the financial markets during 1996.

All performance figures quoted are for the Y Class of Shares (institutional class) and reflect average annual total return. Performance figures for periods of less than one year represent aggregate total return for such periods and are not annualized. Differences in performance between the various classes of shares can be seen in the financial highlights section of this report, following this Performance Commentary.


The Munder Multi-Season Growth Fund
Fund Manager: Leonard J. Barr II, CFA

The Fund had a return of 14.29% for the six months ended December 31, 1995 as compared to the 11.69% median return for the Lipper universe of growth stock mutual funds for the same period. Its 32.59% return for calendar year 1995 compares favorably with the 31.47% median return for the Lipper universe. The Fund's returns placed in the first quartile of its Lipper universe for the one quarter and six-month time periods ending December 31, 1995 and were above the median for the one-year and two-year time periods.

The Multi-Season Growth Fund is Munder Capital's core growth stock fund. This Fund focuses on selecting those companies that have shown consistent growth patterns over time, have reasonable valuations, and strong balance sheets. We call this "Growth At a Reasonable Price, or GARP." In an effort to control volatility of return in the Fund, the Fund is intentionally limited to a maximum investment of 25% in any individual economic sector. Therefore, when highly volatile sectors of the market are showing strong relative performance, as the technology sector did during the first three quarters of 1995, the Fund will only participate to a limited extent. Conversely, that limitation also protected the Fund during the fourth quarter of 1995 when the Fund returned 6.13% while the median growth fund in the Fund's Lipper universe returned only 3.14%. The Fund's security selection process and focus on high quality, consistently growing stocks of low debt companies, positions it to perform well if the economy slows down from its active level of the past few years.


The Munder Accelerating Growth Fund
Fund Manager: Ann J. Conrad, CFA

The Fund generated a return of 4.95% for the six month period ended December 31, 1995, relative to the 11.69% median return for the Lipper universe of growth stock mutual funds. Its 25.74% return for the year ended December 31, 1995 compares favorably with the 31.47% median return for the Lipper universe.

The Fund had strong performance as the third quarter ended, with a year-to-date return of 33.06%, relative to the 29.76% return for the S&P 500 Composite Stock Price Index ("S&P 500") and the 27.52% median return for its Lipper universe of growth stock mutual funds at that time. In the fourth quarter, however, Fund performance was negatively impacted as concern about the semiconductor industry's growth in supply relative to demand caused a major market sell off of semiconductor stocks, which triggered an even wider sell-off in the technology sector.

While we are not satisfied with the Fund's fourth quarter decline, as the most aggressive equity fund within The Munder Funds family, we anticipate the Fund will occasionally experience this type of volatility. The Fund is expected to participate when highly volatile sectors of the market are showing strong relative performance, as the technology sector did during the first three quarters of 1995. The Fund focuses on companies experiencing earnings growing at an increasing rate. Since such companies tend to be smaller companies early in their evolution, the Fund tends to be more volatile, and returns will experience wider swings than the broad market as a whole. As a result, this Fund is most appropriate for investors commited to remaining invested in the Fund over a market cycle.


The Munder Small Company Growth Fund
Fund Manager: Kurt R. Stalzer

The Fund generated a return of 17.68% for the six month period ended December 31, 1995, as compared to 13.23% for the Lipper small company growth median fund return, and 4.28% for the quarter ended December 31, 1995, compared to the 1.91% median return for the Lipper universe of small company stock funds. The Fund's return of 29.64% for the year also compared favorably with the 30.01% median return for the Lipper universe. The Fund's returns placed it in the first quartile of its Lipper universe for the quarter and six-month time periods and were above-median for the one-year time period.

The Fund's strong returns relative to the market in the second half of 1995 are largely attributable to the Fund's investment selection criteria. The Fund's portfolio securities are focused on the small capitalization end of the investment spectrum and are selected using a GARP screening process similar to that used by the other core Munder Funds. The Fund's commitment to high quality, steadily growing companies was favored in the latter part of the third quarter and the fourth quarter of 1995 as investors began to fear a slowing economy. If the economy continues to slow, the Advisor believes this Fund will perform well as it benefits from a slowing economy.


The Munder Mid-Cap Growth Fund
Fund Managers: Arnold Kent Douville and Jeffrey A. Wrona, CFA

Since the Fund commenced operations in October 1995, the Fund only had two full months of operation. During this time, the Fund earned a 2.09% return, relative to the 4.09% return for the S&P Mid-Cap 400 Index and the 4.73% median return for the Lipper universe of mid-cap funds. For the month of December, the Fund had a return of 2.58%, relative to the (0.25)% return for the S&P Mid-Cap Index and the 0.96% median return for the Lipper universe.

Although the Fund is focused on investing exclusively in middle-sized capitalization companies (like those represented by the S&P Mid-Cap 400 Index), the investments in this Fund are selected based upon similar criteria as are used for the Multi-Season Growth Fund. Companies in the Fund's portfolio have relatively little debt and have experienced earnings growth significantly greater than that of the S&P Mid-Cap 400 universe while remaining attractively priced.


The Munder International Equity Fund
Fund Manager: D. Gary Richardson, CFA

The Fund generated a return of 7.21% for the six month period ended December 31, 1995 as compared to 6.77% for the Lipper international fund median for the same period. The Fund's return of 13.73% for the year ending December 31, 1995 placed it in the first quartile of the Lipper universe for the one-year time period and compared favorably to the 9.50% median return for the Lipper international universe.

The past year was one in which international markets significantly underperformed the U.S. stock market. The Morgan Stanley World ex U.S. Index generated a return of only 11.8%, relative to the 37.57% return for the S&P 500.

The strong performance of the Fund relative to its international benchmarks was due in part to its heavier weightings in some of the best performing international markets, including Switzerland, Sweden, the Netherlands, Ireland, the United Kingdom and Hong Kong. Most of these countries had currencies which either strengthened or were neutral against the U.S. dollar and this contributed to their strong results. The Fund was absent from or had reduced its holdings in Italy, Japan and several Latin American countries which suffered from weaker currencies and economic markets.

Given the potential volatility of the international marketplace, the Fund has moved to reduce volatility and increase its exposure to the international marketplace in a more diversified structure. The investment strategy will focus the largest portion of the Fund on foreign companies with market capitalizations of at least $100 million whose stock trades in the U.S. in the form of American Depositary Receipts ("ADRs"). This broad diversification across all significant markets should help to reduce the Fund's volatility in relation to individual foreign markets. It should also allow the Fund to serve well as a core international holding, representing the global marketplace. Since the ADR portion of the Fund's holdings trade in U.S. markets, newer investors to international investing may find some comfort in this familiar market approach. A smaller portion of the portfolio will be invested in the stocks of selected companies in particular foreign markets as determined by a series of economic models as developed by the management team.


The Munder Index 500 Fund
Fund Manager: Todd Johnson

In 1995, the S&P 500 generated its third highest return in 60 years, with stock market performance boosted by both declining interest rates and continued restraint in inflation. The Fund generated returns of 5.97% for the fourth quarter, 14.29% for the six month period ended December 31, 1995, and 36.95% for the year. The fourth quarter returns placed in the first quartile of the Lipper universe of mutual funds designed to track the return of the S&P
500. The excellent relative performance of the Fund is due to careful monitoring of the weights of the holdings in the Fund relative to the S&P 500 universe. Differences between the returns of the Fund and the S&P 500 result primarily from the fact that the expenses involved in managing any mutual fund must be deducted from its reported return. The S&P 500 is not an actual fund and therefore has no expenses charged against its return.


The Munder Growth & Income Fund
Fund Manager: Otto G. Hinzmann, Jr.

The Fund exhibited a 15.81% return for the six month period ended December 31, 1995, relative to the 14.00% median return for the Lipper universe of equity income funds. Its return for the year was 33.96%, compared to the 31.69% median return for the same Lipper universe. The Fund's returns placed in the first quartile of its Lipper universe for the one-month, three-month, six-month and one-year time periods.

The watchword for the Fund in 1995 could have been "safety and visibility of earnings with above average yield." The quality and yield orientation of the Fund did well in the first half of the year and again in the fourth quarter with growing signs of economic slowing. As a result, "safety and visibility" once again mattered to investors as the Fund returned 9.00% in the fourth quarter ended December 31, 1995, relative to the Lipper equity income fund median of 6.00%

A major component of the Fund's investment strategy is to have a yield target of approximately 1.5 times the yield of the S&P 500. We believe that dividends are a major source of total return for securities, and also that dividends can help to dampen the effects of a downturn in the market. Therefore, the Fund's focus will continue to be on companies that can generate above-average earnings growth and dividend payments in a slower growth environment.


The Munder Value Fund
Fund Manager: Gerald L. Seizert, CFA

The Fund commenced operations on November 30, 1995. For the month of December, the Fund earned a return of (0.94)%, compared to the 1.10% median return for the Lipper universe of capital appreciation funds. (There is no Lipper value universe.) The S&P BARRA/Value Index earned a monthly return of 2.77%.

The most significant adjustment made to the Fund during the fourth quarter was a gradual move into the utilities sector. The Fund continues to emphasize both telecommunications companies and electric utilities. These two industries are showing dramatic improvement as firms restructure to prepare for an increasingly competitive environment. In fact, competition should prove to be a positive influence for the strongest and best-managed companies in these sectors, allowing them to gain market share. In addition, stocks in these industries are attractively valued and will tend to provide a more defensive positioning for the Fund. Currently, the Fund is well-positioned for an environment of slowing economic growth, lower inflation, an easing of Federal Reserve policy and a strengthening dollar.


The Munder Balanced Fund
Fund Managers: Leonard J. Barr II, CFA, Ann J. Conrad, CFA and James C. Robinson

For the six month period ended December 31, 1995, the Fund exhibited a 9.00% return, relative to the 9.81% return for the Lipper universe of balanced funds and 2.54% for the quarter, as compared to the 4.50% median return for the Lipper universe. For the year ended December 31, 1995, the Fund returned 23.38% as compared to the median return of 25.40% for the Lipper universe of balanced funds.

The more aggressive stocks in the portfolio had the strongest performance earlier in the year. As the year progressed, investors became increasingly worried about the ability of corporations to sustain strong earnings growth. As a result, the portion of the stock portfolio emphasizing companies with consistent and above-average earnings growth outperformed in the latter part of the year offsetting the decline in the technology holdings of the Fund. The bond portion of the Fund performed in line with bond market averages.


The Bond Market

Interest rates continued their decline through the fourth quarter of 1995, resulting in a total return for the broad bond market of more than 4% for the quarter and approximately 19% for the year. This return was the market's best since 1985 and the third highest return since the inception of the Lehman Government Corporate Bond Index in 1973.

The Federal Reserve continued its course of slowly lowering short-term rates, with a reduction in the targeted Federal Funds rate (the rate banks charge each other for overnight loans) from 5.75% to 5.5% on December 19, 1995. This was the first easing of policy since the previous rate cut in early July. Corporate bonds performed well for both the quarter and the year ended December 31, 1995, primarily because their greater sensitivity to changes in rates resulted in greater appreciation as interest rates fell. Mortgages underperformed for both the quarter and the year as declining interest rates triggered fears of higher pre-payments.

The bond market appears poised to continue its gains into 1996. The Federal Reserve seems to have successfully engineered a soft landing, with moderate growth and low inflation. In addition, there is still the possibility that a budget agreement will be reached to eliminate the federal deficit over the next several years. Such an agreement would allow rates to decline further. However, a cautious attitude toward the bond market is warranted. Longer-term rates are now approaching their 1993 lows. For further rate declines from current levels, the market must see continued slow economic growth, low inflation and a meaningful budget agreement. Disappointment on any of these factors would cause interest rates to rise.

[Please note: In some of the following commentary, a bond fund is measured against a Lehman index as well as a Lipper benchmark. In comparing a mutual fund's return to a Lehman Index, please remember that all expenses are deducted from a mutual fund's reported return. The Lehman indices do not represent actual funds and therefore do not have expenses charged against their returns.]


The Munder Bond Fund
Fund Manager: James C. Robinson

The Fund generated a return of 6.43% for the six month period ended December 31, 1995, compared to the 6.44% median return for the Lipper universe of corporate debt "A" rated funds and a 6.66% return for the Lehman Government/Corporate Bond Index. For the year ending December 31, 1995, the Fund exhibited a return of 17.77%, compared to the 18.16% median return for the Lipper universe and 19.24% return for the Lehman Index.

Shifts in relative valuations caused the Fund to increase the weighting of high quality corporate bonds during the fourth quarter. However, Fund performance was held back for both the quarter and the year by an underweighting in corporate bonds and an overweighting in mortgages. Mortgage-backed securities are used in the Fund in place of lower-rated corporate bonds. This strategy allows the Fund to maintain a higher yield with a higher overall quality than most similar funds. During very strong markets, as experienced in 1995, the performance of mortgage-backed securities will tend to lag. Over time, however, the Advisor believes that this substitution of mortgage-related securities for lower quality corporate bonds has proven to be a very competitive strategy.


The Munder Intermediate Bond Fund
Fund Manager: Anne K. Kennedy

The Fund exhibited a return of 3.37% for the quarter ended December 31, 1995, relative to the 2.55% median return for its Lipper universe of short investment grade debt funds and a 3.52% return for the Lehman Intermediate Government/Corporate Bond Index ("Lehman Intermediate Index"). The Fund generated a 13.79% return for the year ending December 31, 1995, compared to the 10.86% median return for its Lipper universe and a 15.33% return for the Lehman Intermediate Index. The Fund's returns placed in the top quartile of its Lipper universe for the quarter, one-year and three-year time periods ended December 31, 1995.


The Fund's sensitivity to changes in interest rates is targeted to the Lehman Intermediate Index. This Index currently has a higher sensitivity to changes in interest rates than the Lipper universe. As interest rates declined, therefore, the Lehman Intermediate Index and the Fund experienced a greater degree of price appreciation than the Lipper universe.

During the fourth quarter, the Fund's weighting of corporate bonds was increased, resulting in a slight overweighting of the corporate sector.


The Munder U.S. Government Income Fund
Fund Manager: Peter G. Root

The Fund earned a return of 5.97% for the six month period ended December 31, 1995, compared to the 5.95% median return for the Lipper universe of general U.S. government debt funds and a 6.42% return for the Lehman Government Corporate Bond Index. The Fund generated a 17.20% return for the year, relative to the 16.82% median return for the Lipper universe and an 18.34% return for the Lehman Government Corporate Bond Index. The Fund posted above-median returns for the three-year period ended December 31, 1995 as well.

The Fund increased its mortgage weighting to 50% during the fourth quarter ended December 31, 1995, buying a combination of seasoned premium mortgages and project loans. The Fund's outperformance relative to the Lipper universe is largely due to a somewhat higher weighting in corporate bonds than other funds in its Lipper universe.


The Munder Michigan Triple Tax-Free Bond Fund
The Munder Tax-Free Bond Fund
The Munder Tax-Free Intermediate Bond Fund
Fund Manager: Wendy B. Harries

The Tax-Free Bond and Michigan Triple Tax-Free Bond Funds returns were slightly above median for the six month period ended December 31, 1995 as compared with their respective Lipper universes of general municipal debt funds, while the Tax-Free Intermediate Bond Fund's returns were below the median for the same period.

During the fourth quarter, interest rates on longer-maturity tax-free bonds declined by 40 to 50 basis points (0.4 to 0.5 percentage points). For the year, longer-term rates declined by 1.25 to 1.30 percentage points. We believe that investors in these types of funds are focused much more on current earnings rather than total return, and therefore we tend to focus our investment decisions on higher coupon securities, which generally are selling at a premium in the market. In these strong markets, however, discounted securities tend to outperform premium securities on a total return basis. This is due to the fact that the prices of discounted securities are more sensitive than the prices of premium bonds to changes in interest rates -- both upward and downward. Discounted securities, therefore, show relatively greater appreciation as interest rates decline, conversely, they will also show greater depreciation as interest rates rise.

Consistent with Munder Capital's overall conservative midwestern investment philosophy, as well as its focus on a very specific investment objective for the Fund's shareholders, we at Munder Capital believe that the current investment style focusing on premium bonds continues to provide strong current income free from federal income tax, competitive total returns, and some level of protection from rising interest rates as compared to alternative investment strategies.




The Munder Multi-Season Growth Fund
Portfolio of Investments, December 31, 1995 (Unaudited)


Shares                                                   Value
------                                                   -----

COMMON STOCKS -- 99.4%

   Advertising -- 1.7%
134,600   Omnicom, Inc.                                  $  5,013,850
                                                         -------------
   Aerospace/Defense -- 3.7%
151,200   Loral Corporation                                 5,348,700
118,800   Raytheon Corporation                              5,613,300
                                                         ------------
                                                           10,962,000
                                                         ------------
   Automobile Parts -- 0.8%
125,782   Mark IV Industries, Inc.                          2,484,196
                                                         ------------
   Banks -- 5.6%
 50,000   First Interstate Bancorp                          6,825,000
220,000   Norwest Corporation                               7,260,000
 50,000   Wachovia Bank, (New)                              2,287,500
                                                         ------------
                                                           16,372,500
                                                         ------------
   Beverages -- 1.7%
 90,000   PepsiCo Inc.                                      5,028,750
                                                         ------------
   Building Materials -- 1.7%
125,000   Sherwin-Williams Company                          5,093,750
                                                         ------------
   Chemical -- Specialty -- 1.9%
114,000   Avery Dennison Corporation                        5,714,250
                                                         ------------
   Chemicals -- 1.6%
132,000   Morton International, Inc.                        4,735,500
                                                         ------------
   Computer Software/Services -- 4.1%
125,000   BMC Software Inc.+                                5,343,750
 29,500   Microsoft Corporation+                            2,588,625
100,000   Oracle Systems Corporation+                       4,237,500
                                                         ------------
                                                           12,169,875
                                                         ------------
   Diversified -- 7.9%
115,000   AlliedSignal Corporation                          5,462,500
 44,500   Premark International                             2,252,813
 66,500   Textron, Inc.                                     4,488,750
100,750   Thermo Electron Corporation+                      5,239,000
163,000   Tyco International Ltd.                           5,806,875
                                                         ------------
                                                           23,249,938
                                                         ------------
   Drugs -- 9.3%
 57,000   American Home Products Corporation                5,529,000
 80,000   Merck & Co., Inc.                                 5,260,000
250,000   Mylan Laboratories, Inc.                          5,875,000
 90,000   Pfizer, Inc.                                      5,670,000
 93,600   Schering-Plough Corporation                       5,124,600
                                                         ------------
                                                           27,458,600
                                                         ------------
   Drug -- Store -- 1.4%

136,000   Walgreen Company                                  4,063,000
                                                         ------------
   Electrical Equipment -- 6.7%
 70,000   Emerson Electric Company                          5,722,500
113,333   Federal Signal Corporation                        2,932,491
 75,000   General Electric Company                          5,400,000
 83,200   Johnson Controls, Inc.                            5,720,000
                                                         ------------
                                                           19,774,991
                                                         ------------
   Electronics -- 8.8%
 72,750   Cabletron Systems, Inc.+                          5,892,750
 53,500   Compaq Computer Corporation+                      2,568,000
 62,000   Hewlett-Packard Company                           5,192,500
129,600   Linear Technology Corporation                     5,086,800
 45,000   Motorola, Inc.                                    2,565,000
 94,000   Tektronix Inc.                                    4,617,750
                                                         ------------
                                                           25,922,800
                                                         ------------
   Electronics -- Semiconductors -- 1.5%
110,000   Applied Materials, Inc.+                          4,331,250
                                                         ------------
   Environmental -- 2.3%
175,000   Browning-Ferris Industries, Inc.                  5,162,500
100,000   Wheelabrator Technologies Inc.                    1,675,000
                                                         ------------
                                                            6,837,500
                                                         ------------
   Financial Services -- 6.6%
 51,300   Automatic Data Processing Inc.                    3,809,025
256,000   Equifax Inc.                                      5,472,000
 73,744   First Data Corporation                            4,931,630
200,000   Green Tree Financial Corporation                  5,275,000
                                                         ------------
                                                           19,487,655
                                                         ------------
   Food Processing -- 1.9%
172,500   Sara Lee Corporation                              5,498,438
                                                         ------------
   Health Care -- 3.4%
100,320   Columbia/HCA Healthcare Corporation               5,091,240
170,000   HEALTHSOUTH Rehabilitation Corporation+           4,951,250
                                                         ------------
                                                           10,042,490
                                                         ------------
   Home Furnishings -- 0.9%
108,000   Leggett & Platt Inc.                              2,619,000
                                                         ------------
   Household Products -- 1.1%
87,066    Lancaster Colony Corporation                      3,243,208
                                                         ------------
   Insurance -- Diversified -- 3.6%
57,000    American International Group Inc.                 5,272,500
70,000    MBIA Inc.                                         5,250,000
                                                         ------------
                                                           10,522,500
                                                         ------------


   Machinery -- 0.3%
30,000    Donaldson Co., Inc.                                 753,750
                                                         ------------
   Medical Supplies -- 1.6%

55,000    Johnson & Johnson Company                         4,709,375
                                                         ------------
   Natural Gas -- 1.9%
142,400   Enron Corporation                                 5,429,000
                                                         ------------
   Railroad -- 1.7%
130,000   Illinois Central Corporation                      4,988,750
                                                         ------------
   Recreation -- 1.8%
216,000   Carnival Corporation, Class A                     5,265,000
                                                         ------------
   Restaurant -- 1.8%
117,000   McDonald's Corporation                            5,279,625
                                                         ------------
   Retail Store -- 1.5%
200,000   Consolidated Stores Corporation+                  4,350,000
                                                         ------------
   Telecommunication Services -- 4.2%
159,000   Century Telephone Enterprises                     5,048,250
 82,400   SBC Communications                                4,738,000
 75,000   WorldCom Inc.+                                    2,643,750
                                                         ------------
                                                           12,430,000
                                                         ------------
   Thrift -- 2.8%
66,400    Federal National Mortgage Association             8,241,900
                                                         ------------
   Toiletries/Cosmetics -- 3.6%
101,000   Gillette Company                                  5,264,625
 63,500   Procter & Gamble Company                          5,270,500
                                                         ------------
                                                           10,535,125
                                                         ------------
TOTAL COMMON STOCKS
  (Cost $232,416,819)                                     292,608,566
                                                         ------------

Principal
Amount
---------

REPURCHASE AGREEMENT -- 0.0%#
  (Cost $61,000)
$61,000      Agreement with Morgan (J.P.)
               & Company, 5.600% dated 12/29/1995 to be
               repurchased at $61,038 on 01/02/1996,
               collateralized by $52,000 U.S. Treasury
               Notes, 7.625% due 11/15/2022 (value
               $62,985)                                                 61,000
                                                                  ------------
TOTAL INVESTMENTS
  (Cost $232,477,819*)                                      99.4%  292,669,566
                                                                  ------------
OTHER ASSETS AND LIABILITIES
  (Net)                                                      0.6     1,667,111
                                                           -----  ------------
NET ASSETS                                                 100.0% $294,336,677
                                                           =====  ============

-------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
# Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.




The Munder Real Estate Equity Investment Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

Shares                                                   Value
------                                                   -----

COMMON STOCKS -- 95.8%

   Apartment -- 32.1%
38,300    Amli Residential Properties Inc.               $  766,000
35,725    Associated Estates Realty Corporation             768,088
36,600    Avalon Properties, Inc.                           786,900
34,050    Bay Apartment Communities Inc.                    825,712
24,700    Equity Residential Properties Trust               756,438
36,600    Evans Withycombe Residential Corporation          786,900
32,900    Oasis Residential Inc.                            748,475
23,900    Post Properties Inc.                              761,813
                                                         ----------
                                                          6,200,326
                                                         ----------
   Community Shopping Center -- 7.3%
14,950    Developers Diversified Realty Corporation         448,500
21,400    Federal Realty Investment Corporation             486,850
17,625    Kimco Realty Corporation                          480,281
                                                         ----------
                                                          1,415,631
                                                         ----------
   Factory Outlet Center -- 4.6%
19,150    HGI Realty, Inc.                                 438,056
18,350    Tanger Factory Outlet Centers Inc.               458,750
                                                         ----------
                                                           896,806
                                                         ----------
   Hotels -- 5.4%
23,700    FelCor Suite Hotels, Inc.                         657,675
15,000    Patriot American Hospitality, Inc.                386,250
                                                         ----------
                                                          1,043,925
                                                         ----------

   Office & Industrial -- 27.0%
34,250    Beacon Properties Corporation                     787,750
28,000    Cali Realty Corporation                           612,500
23,900    Crescent Real Estates Equities Inc.               815,587
23,800    Duke Realty Investments, Inc.                     746,725
27,750    Highwoods Properties Inc.                         783,938
23,800    Reckson Associates Realty Corporation             699,125
30,500    Spieker Properties, Inc.                          766,313
                                                         ----------
                                                          5,211,938
                                                         ----------
   Regional Mall -- 7.5%
22,050    CBL & Associates Properties Inc.                  479,587
23,350    JP Realty Inc.                                    510,781
19,250    Simon Property Group Inc.                         469,219
                                                         ----------
                                                          1,459,587
                                                         ----------
   Storage -- 8.2%
29,600    Shurgard Storage Centers, Class A                 799,200
23,900    Storage USA                                       779,737
                                                         ----------
                                                          1,578,937
                                                         ----------
   Other -- 3.7%
26,400    Trinet Corporate Realty Trust, Inc.               719,400
                                                         ----------
TOTAL COMMON STOCKS
  (Cost $17,253,443)                                     18,526,550
                                                         ----------
Principal
Amount
---------

REPURCHASE AGREEMENT -- 3.0%
  (Cost $575,000)
$575,000     Agreement with Morgan (J.P.)
               & Company, 5.600% dated
               12/29/1995 repurchased at $575,358 on 01/02/1996,
               collateralized by $485,000 U.S. Treasury Notes,
               7.625% due 11/15/2022 (value $587,456)                 575,000
                                                                    ---------
TOTAL INVESTMENTS
  (Cost $17,828,443*)                                       98.8%   19,101,550
OTHER ASSETS AND LIABILITIES
  (Net)                                                      1.2       227,526
                                                           -----   -----------
NET ASSETS                                                 100.0%  $19,329,076
                                                           =====   ===========

----------------
* Aggregate cost for Federal tax purposes.

See Notes to Financial Statements.



The Munder Accelerating Growth Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

Shares                                                   Value
------                                                   -----

COMMON STOCKS -- 94.7%

   Apparel -- 2.7%
 93,200   Jones Apparel Group Inc.+                      $  3,669,750
116,650   Warnaco Group, Class A                            2,916,250
                                                         ------------
                                                            6,586,000
                                                         ------------
   Banking and Financial Services -- 14.2%
 78,800   BankAmerica Corporation                           5,102,300
 78,400   Finova Group Inc.                                 3,782,800
 55,200   First Data Corporation                            3,691,500
143,500   Green Tree Financial Corporation                  3,784,813
 63,500   Household International Inc.                      3,754,437
 88,050   MBNA Corporation                                  3,246,844
 61,200   Oxford Resources Corporation, Class A+            1,377,000
 86,250   PMI Group Inc.                                    3,902,812
 88,800   Travelers Group Inc.                              5,583,300
                                                         ------------
                                                           34,225,806
                                                         ------------
   Broadcasting-Cable -- 2.8%
117,750   Infinity Broadcasting Corporation, Class A+       4,386,188
111,200   Renaissance Communications Corporation+           2,460,300
                                                         ------------
                                                            6,846,488
                                                         ------------
   Building Materials -- 1.0%
60,900    Oakwood Homes Corporation                         2,337,038
                                                         ------------
   Chemicals -- 2.3%
44,500    Monsanto Company                                  5,451,250
                                                         ------------
   Computer Hardware, Software or Services
             -- 12.8%
 63,000   Adobe Systems Inc.                                3,906,000
 62,200   Baan Company NV+                                  2,814,550
 73,500   Cadence Design Systems Inc.+                      3,087,000
 56,000   Ceridian Corporation+                             2,310,000
 81,800   Compaq Computer Corporation+                      3,926,400
 74,600   Electronic Arts Inc.+                             1,948,925
116,100   Epic Design Technology+                           2,438,100
 15,900   HBO & Company                                     1,218,338
129,200   Microcom Inc.                                     3,359,200
 53,900   Seagate Technology Inc.                           2,560,250
 31,000   Shiva Corporation+                                2,255,250
 11,880   U.S. Robotics Corporation                         1,035,450
                                                         ------------
                                                           30,859,463
                                                         ------------
   Consumer Services -- 1.2%
83,400    CUC International Inc.+                           2,846,025
                                                         ------------
   Diversified -- 4.6%
112,200   Corrections Corporation of America+               4,165,425
 56,200   Thermo Electron Corporation+                      2,922,400
115,700   Tyco International Ltd.                           4,121,813
                                                         ------------
                                                           11,209,638
                                                         ------------
   Drugs -- 2.7%
66,100    Schering-Plough Corporation                       3,618,975
61,600    Teva Pharmaceuticals, ADR                         2,856,700
                                                         ------------
                                                            6,475,675
                                                         ------------
   Electronics -- 2.8%
75,600    Bay Networks Inc.+                                3,109,050
47,700    Cisco Systems Inc.+                               3,559,612
                                                         ------------
                                                            6,668,662
                                                         ------------
   Entertainment -- 1.6%
79,400    Viacom Inc., Class B (non- voting)+               3,761,575
                                                         ------------
   Food -- 1.8%
134,100   Sara Lee Corporation                              4,274,437
                                                         ------------
   Food Processing -- 1.6%
69,100    Pioneer Hi-Bred International                     3,843,688
                                                         ------------
   Hotels and Restaurants -- 3.7%
93,300    Boston Chicken Inc.+                              2,997,262
90,300    Harrah's Entertainment Inc.                       2,189,775
99,800    La Quinta Inns Inc.                               2,732,025
45,200    Promus Companies Inc.                             1,005,700
                                                         ------------
                                                            8,924,762
                                                         ------------
   Insurance -- 3.1%
42,900    American International Group Inc.                 3,968,250
23,000    General Re Corporation                            3,565,000
                                                         ------------
                                                            7,533,250
                                                         ------------
   Medical Services -- 6.4%
113,900   Apria Healthcare Group+                           3,217,675
 59,200   Columbia/HCA Healthcare Corporation               3,004,400
166,000   Emeritus Corporation+                             1,929,750
137,700   HEALTHSOUTH Corporation+                          4,010,512
 74,100   Omnicare, Inc.                                    3,315,975
                                                         ------------
                                                           15,478,312
                                                         ------------
   Medical Supplies -- 4.1%
63,700    Boston Scientific Corporation+                    3,121,300
58,000    Johnson & Johnson                                 4,966,250
32,400    Nellcor Inc.                                      1,903,500
                                                         ------------
                                                            9,991,050
                                                         ------------

   Metals and Mining -- 1.8%
116,000   Minerals Technologies Inc.                        4,234,000
                                                         ------------
   Office Equipment -- 2.2%
144,500   Danka Business Systems, ADR                       5,346,500
                                                         ------------
   Railroads -- 2.9%
55,300    Burlington Northern Santa Fe                      4,313,400
59,200    CSX Corporation                                   2,701,000
                                                         ------------
                                                            7,014,400
                                                         ------------
   Recreation -- 1.5%
153,900   Sunglass Hut International+                       3,655,125
                                                         ------------
   Retail -- 4.6%
  5,000   Mens Warehouse Inc.                                 128,750
 59,400   NIKE Inc., Class B                                4,135,725
147,400   Viking Office Products Inc.+                      6,854,100
                                                         ------------
                                                           11,118,575
                                                         ------------
   Semiconductor -- 1.8%
53,500    Burr-Brown Corporation+                           1,364,250
58,700    Lattice Semiconductor Corporation                 1,915,088
44,200    Tencor Instruments+                               1,077,375
                                                         ------------
                                                            4,356,713
                                                         ------------
   Telecommunications -- 2.8%
56,100    American Telephone & Telegraph Corporation        3,632,475
81,700    Tellabs, Inc.+                                    3,022,900
                                                         ------------
                                                            6,655,375
                                                         ------------
   Telecommunications-Equipment -- 3.1%
 75,200   Newbridge Networks+                               3,111,400
123,400   WorldCom Inc.+                                    4,349,850
                                                         ------------
                                                            7,461,250
                                                         ------------
   Telecommunications-Services -- 2.7%
138,800   AirTouch Communications Inc.+                     3,921,100
114,600   Allen Group Inc.                                  2,564,175
                                                         ------------
                                                            6,485,275
                                                         ------------
   Transportation-Air -- 1.9%
33,500    Delta Airlines Inc.                               2,474,812
12,200    UAL Corporation+                                  2,177,700
                                                         ------------
                                                            4,652,512
                                                         ------------
TOTAL COMMON STOCKS
  (Cost $194,183,813)                         228,292,844
                                             ------------
TOTAL INVESTMENTS
  (Cost $194,183,813*)                 94.7%  228,292,844
OTHER ASSETS AND
  LIABILITIES (Net                      5.3%   12,784,195
                                      -----  ------------
NET ASSETS                            100.0% $241,077,039
                                      =====  ============

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

See Notes to Financial Statements.



The Munder Small Company Growth Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

Shares                                                   Value
------                                                   -----

COMMON STOCKS -- 97.6%

   Apparel -- 4.1%
28,000    Jones Apparel Group Inc.+                    $  1,102,500
79,000    Nautica Enterprises Inc.+                       3,456,250
35,089    St. John Knits Inc.                             1,864,103
                                                       ------------
                                                          6,422,853
                                                       ------------
   Banking and Financial Services -- 5.3%
 28,500   ADVANTA Corporation, Class B                    1,036,688
 49,700   Credit Acceptance Corporation+                  1,031,275
  3,750   Cullen Frost Bankers Inc.                         187,500
106,700   First Financial Corporation- Wisconsin          2,454,100
  7,500   HUBCO Inc.                                        165,938
 84,000   Litchfield Financial Corporation                1,092,000
  2,400   National City Bancorporation                       51,000
191,500   World Acceptance Corporation+                   2,154,375
                                                       ------------
                                                          8,172,876
                                                       ------------
   Broadcast, Radio and Television -- 2.3%
43,630    American Radio Systems Corporation              1,221,640
54,000    Clear Channel Communications Inc.+              2,382,750
                                                       ------------
                                                          3,604,390
                                                       ------------
   Business Services -- 4.9%
65,000    AccuStaff Inc.+                                 2,860,000
95,000    Norwood Promotional Products+                   1,615,000
72,000    PMT Services Inc.+                              2,178,000
85,000    Sterling Healthcare Group Inc.+                   903,125
                                                       ------------
                                                          7,556,125
                                                       ------------
   Collectibles and Gifts -- 0.9%
37,300    Department 56 Inc.+                             1,431,388
                                                       ------------
   Commercial Services -- 5.7%
 48,000   Cadmus Communications Corporation               1,296,000
 97,750   Guest Supply Inc.+                              2,211,594
 85,800   Oxford Resources Corporation, Class A+          1,930,500
141,500   Regis Corporation                               3,396,000
                                                       ------------
                                                          8,834,094
                                                       ------------
   Communications -- 1.6%
60,580    Renaissance Communications Inc.+                1,340,333
40,000    TCA Cable TV Inc.                               1,105,000
                                                       ------------
                                                          2,445,333
                                                       ------------
   Computer Hardware, Software or Services
             -- 10.9%
 69,000   CIBER Inc.+                                     1,612,875
 99,485   Computer Horizons Corporation                   3,780,430
 76,700   Concord EFS Inc.                                3,240,575
 41,000   FileNet Corporation+                            1,927,000
 75,600   Firefox Communications Inc.+                    1,776,600
 77,500   HPR Inc.+                                       2,334,687
102,500   Integrated Measurement Systems+                 1,511,875
100,400   Smith Micro Software Inc.+                        677,700
                                                       ------------
                                                         16,861,742
                                                       ------------

   Computer Industry -- 3.7%
 98,000   American Business Information                   1,898,750
100,000   Microcom Inc.                                   2,600,000
 61,200   National Instruments Corporation+               1,239,300
                                                       ------------
                                                          5,738,050
                                                       ------------
   Electrical Equipment -- 2.0%
33,500    Littlefuse, Inc.                                1,231,125
58,900    Park Electrochemical Corporation                1,943,700
                                                       ------------
                                                          3,174,825
                                                       ------------
   Electronics -- 4.9%
59,000    KEMET Corporation+                              1,408,625
52,500    Kent Electronics Corporation+                   3,064,687
41,500    Maxim Integrated Products Inc.+                 1,597,750
66,000    SDL Inc.+                                       1,584,000
                                                       ------------
                                                          7,655,062
                                                       ------------
   Health Care -- 3.8%
100,000   OccuSystems+                                    2,000,000
 88,000   Omnicare, Inc.                                  3,938,000
                                                       ------------
                                                          5,938,000
                                                       ------------
   Hotels and Restaurants -- 4.3%
 27,000   Applebee's International Inc.                     614,250
125,000   CKE Restaurants Inc.                            2,000,000
 86,000   DAKA International Inc.+                        2,365,000
 64,000   Doubletree Corporation+                         1,680,000
                                                       ------------
                                                          6,659,250
                                                       ------------
   Insurance -- 4.2%
42,500    Amerin Corporation+                             1,136,875
32,000    CMAC Investment Corporation                     1,408,000
46,000    Executive Risk Inc.                             1,334,000
54,000    HCC Insurance Holdings Inc.                     1,998,000
17,000    Meadowbrook Insurance Group                       569,500
                                                       ------------
                                                          6,446,375
                                                       ------------
   Machinery-Tools -- 1.5%
75,500    Greenfield Industries Inc.                      2,359,375
                                                       ------------
   Manufacturing -- 18.2%
 77,500   AptarGroup Inc.                                 2,896,562
 67,900   Belden Inc.                                     1,748,425
110,000   Champion Enterprises Inc.+                      3,396,250
 73,000   Charter Power Systems                           2,098,750
 84,000   Flextronics International Inc.+                 2,520,000
 75,750   GaSonics International Corporation+             1,022,625
 45,000   IDEX Corporation                                1,833,750
 53,000   Kulicke & Soffa Industries Inc.+                1,232,250
 85,000   Miller Industries+                              2,103,750
 89,000   Pacific Scientific Company                      2,202,750
123,925   Paxar Corporation+                              1,642,006
 41,000   Ultratech Stepper Inc.+                         1,055,750
107,000   USA Detergents Inc.+                            2,514,500
 53,500   Wolverine Tube Inc.+                            2,006,250
                                                       ------------
                                                         28,273,618
                                                       ------------

   Medical Supplies -- 6.8%
 64,450   Chad Therapeutics Inc.                          1,007,031
116,360   Mentor Corporation                              2,676,280
140,000   Molecular Devices Corporation                   1,470,000
100,000   Physio-Control International Corporation+       1,787,500
 85,000   Serologicals Group Inc.+                        1,402,500
 90,651   Sola International Inc.+                        2,288,938
                                                       ------------
                                                         10,632,249
                                                       ------------
   Pharmaceuticals -- 1.6%
70,000    DURA Pharmaceuticals Inc.+                      2,432,500
                                                       ------------
   Retail -- 7.2%
 84,200   Casey's General Stores Inc.                     1,841,875
 65,500   Consolidated Stores Corporation+                1,424,625
 48,000   Garden Ridge Corporation+                       1,860,000
 91,275   Men's Wearhouse Inc.+                           2,350,331
112,000   Smart & Final Inc.                              2,380,000
 43,900   West Marine Inc.+                               1,371,875
                                                       ------------
                                                         11,228,706
                                                       ------------
   Telecommunications -- 1.0%
71,000    Allen Group Inc.                                1,588,625
                                                       ------------
   Transportation -- 0.7%
40,000    Landstar System Inc.+                           1,070,000
                                                       ------------
   Waste Management -- 1.0%
41,100    United Waste Systems Inc.+                      1,530,975
                                                       ------------
   Other -- 1.0%
108,000   Brightpoint Inc.                                1,525,500
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $113,611,270)                            151,581,911
                                                ------------
TOTAL INVESTMENTS
  (Cost $113,611,270*)                  97.6%    151,581,911
OTHER ASSETS AND
  LIABILITIES (Net)                      2.4       3,682,178
                                       -----    ------------
NET ASSETS                             100.0%   $155,264,089
                                       =====    ============

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

See Notes to Financial Statements.




The Munder Mid-Cap Growth Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

Shares                                                   Value
------                                                   -----

COMMON STOCKS -- 99.4%

   Banking and Finance -- 2.0%
5,000     MBIA Inc.                                      $  375,000
                                                         ----------
   Basic Industries -- 6.0%
18,600    BMC Industries                                    432,450
10,000    Minerals Technologies                             365,000
 6,800    Pentair, Inc.                                     338,300
                                                         ----------
                                                          1,135,750
                                                         ----------
   Broadcasting -- 2.2%
11,200    Infinity Broadcasting Corporation, Class A+       417,200
                                                         ----------
   Capital Goods -- 4.1%
16,500    Allen Group, Inc.                                 369,187
16,000    Federal Signal Corporation                        414,000
                                                         ----------
                                                            783,187
                                                         ----------
   Commercial Services -- 14.1%
10,600    Affiliated Computer Services, Class A+            397,500
12,500    American Medical Response, Inc.+                  406,250
16,000    Cerner Corporation+                               328,000
11,400    ITI Technology Inc.+                              339,150
14,400    Keane Inc.+                                       318,600
13,000    Quintiles Transnational Corporation+              533,000
10,000    Stewart Enterprises Inc., Class A                 370,000
                                                         ----------
                                                          2,692,500
                                                         ----------
   Computer Hardware, Software or Services
             -- 9.5%
20,000    Black Box Corporation+                            327,500
12,000    Diamond Multimedia Systems+                       430,500
17,000    Netmanage Inc.+                                   395,250
 6,000    Objective Systems Integrator+                     328,500
14,000    Symantec Corporation+                             325,500
                                                         ----------
                                                          1,807,250
                                                         ----------
   Electrical Equipment -- 4.2%
10,000    Lam Research Corporation+                         457,500
14,000    Tencor Instruments+                               341,250
                                                         ----------
                                                            798,750
                                                         ----------
   Electrical Machinery -- 1.6%
16,000    Mark IV Industries, Inc.                         316,000
                                                         ----------
   Electronics -- 2.1%
15,500    AVX Corporation                                  410,750
                                                         ----------
   Electronics -- Semiconductors -- 9.8%
 3,200    Altera Corporation+                               159,200
14,000    International Rectifier Corporation+              350,000
19,000    Lattice Semiconductor Corporation+                619,875
10,000    Maxim Integrated Products, Inc.+                  385,000
11,600    Xilinx Inc.+                                      353,800
                                                         ----------
                                                          1,867,875
                                                         ----------
   Health Care Facilities -- 7.1%
11,000    Health Care & Retirement Corporation+             385,000
14,000    Health Management Associates, Inc., Class A+      365,750
 6,000    Surgical Care                                     204,000
12,000    Vencor Inc.                                       390,000
                                                         ----------
                                                          1,344,750
                                                         ----------
   Hotels -- 2.2%
19,000    Promus Hotel Corporation+                         422,750
                                                         ----------
   Insurance -- 4.3%
18,600    Capmac Holdings+                                  467,325
11,000    Equitable of Iowa, (New)                          353,375
                                                         ----------
                                                            820,700
                                                         ----------
   Iron/Steel -- 1.6%
25,000    Citation Corporation+                             300,000
                                                         ----------
   Machinery -- Diversified -- 2.1%
8,500     York International Corporation                    399,500
                                                         ----------
   Medical Instruments & Supplies -- 12.4%
19,500    Biomet, Inc.+                                     348,563
 8,600    Boston Scientific Corporation+                    421,400
15,200    Mylan Laboratories, Inc.                          357,200
 7,300    Nellcor Puritan Bennett Inc.+                     428,875
14,000    Patterson Dental+                                 378,000
24,000    Physio-Control International Corporation+         429,000
                                                         ----------
                                                          2,363,038
                                                         ----------
   Medical Services -- 0.8%
3,500     Healthcare COMPARE Corporation+                   152,250
                                                         ----------
   Metal Fabricate/Hardware -- 1.8%
9,000     Wolverine Tube Inc.+                              337,500
                                                         ----------
   Packaging & Container -- 1.9%
9,500     AptarGroup Inc.                                   355,063
                                                         ----------
   Publishing/Printing -- 2.4%
37,000    Mail-Well Inc.+                                   453,250
                                                         ----------
   Retail -- 2.6%
13,300    Dollar Tree Stores+                               329,175
 7,700    General Nutrition Companies, Inc.+                177,100
                                                         ----------
                                                            506,275
                                                         ----------
   Telecommunications -- 0.7%
4,000     Aspect Telecommunications+                        134,000
                                                         ----------
   Textiles -- 2.1%
10,000    Jones Apparel Group+                              393,750
                                                         ----------
   Transportation Services -- 1.8%
13,000    Expeditors International                          339,625
                                                         ----------
TOTAL COMMON STOCKS
  (Cost $18,634,359)                                     18,926,713
                                                         ----------
Principal
Amount
---------

REPURCHASE AGREEMENT -- 0.4%
  (Cost $80,000)
$80,000      Agreement with Morgan (J.P.) & Company, 5.600% dated
               12/29/1995 to be repurchased at $80,050 on 01/02/1996,
               collateralized by $68,000 U.S. Treasury Notes, 7.625%
               due 11/15/2022 (value $82,365)                                 80,000
                                                                         -----------
TOTAL INVESTMENTS
  (Cost $18,714,359*)                                             99.8%   19,006,713
OTHER ASSETS AND
  LIABILITIES (Net)                                                0.2        30,467
                                                                 -----   -----------
NET ASSETS                                                       100.0%  $19,037,180
                                                                 =====   ===========

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

See Notes to Financial Statements.




The Munder International Equity Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

Shares                                                   Value
------                                                   -----

COMMON STOCKS -- 97.7%

   Argentina -- 0.4%
  700     Alpargatas S.A.I.C                            $     2,713
1,100     Banco De Galicia Bueno                             22,688
  975     Banco Frances Del Rio                              26,203
  900     Buenos Aires Embotelladora SA                      18,563
7,300     Compania Naviera Perez Companc                     76,650
1,200     Metrogas SA                                        11,700
2,400     Telecommunications de Argentina                   114,300
5,700     Telefonica de Argentina                           155,325
8,600     Y.P.F Sociedad Anonima                            185,975
                                                        -----------
                                                            614,117
                                                        -----------
   Australia -- 5.7%
350,000   Amcor Ltd.                                      2,471,307
  6,900   Ampolex Ltd.                                       15,525
  1,400   Ashton Mining                                      10,139
  6,600   Australia & New Zealand Bank                      153,450
  3,900   Australian National Industries                     12,081
  3,300   Boral Ltd.                                         66,413
 31,470   Broken Hill Proprietary Ltd.                    1,778,055
  4,700   Coca-Cola Amatil Ltd.                              75,200
  3,500   Coles Myer Ltd.                                    87,937
  3,600   CRA Ltd.                                          225,900
  5,700   CSR Ltd.                                           74,812
  3,400   E-mail Ltd.                                        16,162
  1,400   FAI Insurance Ltd.                                  3,675
    700   FH Faulding & Company                              12,478
 17,100   Gold Mines Kalgoorlie Ltd.                         15,118
  7,100   Goodman Fielder Ltd.                               28,477
  6,100   Great Central Mines                                34,312
  4,500   James Hardie Industries                            15,509
  3,000   Kidston Gold Mines Ltd.                             8,245
  1,500   Mayne Nickless Ltd.                                33,750
    200   Memtec Ltd.                                         3,325
 16,000   National Australia Bank Ltd.                      724,000
 44,000   News Corporation Ltd.                             940,500
 37,000   News Corporation, Preferred Shares                712,250
  2,400   Normandy Mining Ltd.                               17,380
    700   Orbital Engineering Ltd., (New)                     4,462
  6,400   Pacific Dunlop Olympic Ltd.                        61,600
 21,400   Pioneer International Ltd.                         52,998
  1,610   Posgold Ltd.                                       16,258
  3,300   Santos Ltd.                                        37,950
    200   Sons of Gwalia                                      5,300
  2,700   Southcorp Holdings Ltd.                            31,050
  2,800   TNT Ltd.                                           18,509
 45,000   Western Mining Holdings Ltd.                    1,175,625
  8,800   Westpac Banking                                   198,000
160,000   Woodside Petroleum Ltd.                           818,170
                                                        -----------
                                                          9,955,922
                                                        -----------
   Austria -- 0.0%#
1,200     EVN-Energy Versorg Nied                            32,700
                                                        -----------
   Bahamas -- 0.0%#

600       Teekay Shipping Corporation                        14,175
                                                        -----------
   Belgium -- 0.1%
5,600     Petrofina SA                                      169,400
                                                        -----------
   Bermuda -- 0.1%
3,200     ADT Ltd.                                           48,000
1,500     Amway Asia Pacific Ltd.                            53,438
  400     Brilliance China Automotive                         1,600
  100     London & Overseas Freight                           1,169
  300     Mutual Risk Management Inc.                        13,725
1,200     Partners Holdings                                  33,000
  300     Sphere Drake Holdings Ltd.                          4,200
                                                        -----------
                                                            155,132
                                                        -----------
   Brazil -- 0.3%
5,200     Aracruz Celulose SA                                40,300
3,200     Cemig-Companhia Energetica de Minas, (New)         71,200
  500     Copene Petroquimica                                11,000
6,900     Telebras                                          326,887
                                                        -----------
                                                            449,387
                                                        -----------
   Canada -- 3.3%
  2,100   Abitidi Price Inc.                                 30,450
  1,000   Agnico Eagle Mines Ltd.                            12,625
  6,400   Bank of Montreal                                  144,800
  7,500   BCE Inc.                                          258,750
 35,000   BCE Mobile Telecommunications                   1,182,476
  1,100   Biochem Pharmaceuticals Inc.                       44,138
    700   Biomira Inc.                                        2,494
  2,100   Brascan Ltd., Class A                              36,750
  3,000   Campbell Resource Inc.                              3,000
    600   Canadian Marconi Company                            6,000
  1,600   Canadian Occidental Petroleum                      52,400
  8,300   Canadian Pacific Ltd.                             150,438
    200   Clearly Canadian Beverages Inc.                       225
    700   Clearnet Communication Inc.                        11,200
    200   Cognos Inc.                                         8,925
  1,900   Cominco                                            39,188
  1,200   Corel                                              15,600
  2,200   Cott Corporation                                   12,295
  3,100   Domatar Inc.                                       23,637
    200   Fahnestock Viner Holdings Inc.                      1,862
    600   Glamis Gold Ltd.                                    3,750
    700   Goldcorp Inc., Class A                              8,225
  5,300   Gulf Canada Resources                              21,862
  2,300   Hemlo Gold Mines Inc.                              21,562
  2,500   Horsham Corporation                                33,750
  1,400   Imperial Oil Ltd.                                  50,575
    200   Intertape Polymer Group Inc.                        6,275
    200   Intlcolin Energy Corporation                          950
  1,000   IPL Energy Inc.                                    23,250
    700   Ipsco Inc.                                         14,700
    200   Jetform Corporation                                 2,825
  6,700   Laidlaw Transportation Inc., Class A               66,163
  1,000   Loewen Group Inc.                                  25,312
  3,000   Macmillan Bloedel Ltd.                             36,375
  1,500   Magna International, Class A                       64,875
  4,700   Methanex Corporation                               34,369
  2,600   Mitel Corporation                                  16,900
  1,256   National Grid                                      38,859
  2,000   Newbridge Network                                  82,750
    700   North American Vaccine Inc.                         9,888
 11,600   Nova Corporation of Alberta                        92,800
    500   Nowsco Well Service Ltd.                            6,438
  2,300   Numac Energy Inc.                                   9,775
    800   Pegasus Gold Inc.                                  11,100
    700   Petersburg Long Distance Inc.                       3,325
  1,100   Potash Corporation of Saskatchewan                 77,963
  1,600   Quebecor Inc., Class A                             24,400
  3,000   Repap Enterprises Inc.                             13,313
    900   Rigel Energy Corporation                            7,931
  1,300   Rio Algom Ltd.                                     23,725
  2,300   Rogers Cantel Mobil Communications, Class B        60,519
  2,800   Royal Oak Mines (U.S)                               9,975
    300   Tee Communications Electronics                      3,375
147,600   Toronto-Dominion Bank                           2,594,690
    400   Total Petroleum of North America                    3,900
  4,800   Transcanada Pipeline Ltd.                          66,000
  3,900   TVX Gold Inc.                                      27,787
    500   United Dominion Industries                         10,812
  2,100   West Coast Energy Inc.                             30,712
                                                        -----------
                                                          5,679,008
                                                        -----------
   Cayman Islands -- 0.0%#
  100     Anangel-American Shipholdings Ltd.                  1,112
  200     APCO Argentina Inc.                                 3,300
1,300     Exel Ltd.                                          79,300
                                                        -----------
                                                             83,712
                                                        -----------
   Chile -- 0.3%
  400     AFP Provida                                        11,050
  900     Banco de Edwards                                   17,663
1,000     Banco O Higgins                                    23,000
1,400     Chilgener SA                                       35,000
1,200     Compania Cervecerias                               27,900
1,200     Compania de Telefonica de Chile                    99,450
  500     Cristalerias de Chile                              11,125
1,400     Embotelladora Andina SA                            50,575
5,500     Empresa Nacional Electricidad Chile               125,125
1,400     Empresas Telex Chile                               14,525
2,800     Enersis SA                                         79,800
  400     Laboratorio Chile SA                                5,050
  800     Madeco                                             21,600
  600     Maderas Y Sinteticos Sociedad (Masisa)             11,700
  400     Santa Isabel SA                                     9,600
  500     Sociedad Quimica Minera De                         23,500
  200     Vina Concha Y Toro SA                               3,600
                                                        -----------
                                                            570,263
                                                        -----------
   China -- 0.1%
  500     China Yuchai                                        4,063
3,000     Huaneng Power International                        43,125
1,500     Shandong Huaneng                                   10,125
1,000     Shanghai Erfangji Company                           1,500
1,600     Shanghai Petrochemicals Ltd.                       45,600
                                                        -----------
                                                            104,413
                                                        -----------
   Colombia -- 0.0%#
700       Banco Ganadero SA                                  13,300
                                                        -----------
   Denmark -- 2.3%
 1,400    ISS International Service Systems                  15,925
21,100    Novo Nordisk AS, Series B                       2,887,808
20,000    Tele Danmark, Series B                          1,091,302
                                                        -----------
                                                          3,995,035
                                                        -----------
   Finland -- 1.5%
 1,200    American Group Ltd.                                 9,340
 1,500    Instrumentarium Corporation                        18,750
66,800    Oy Nokia                                        2,641,166
 1,300    Rauma-Repola                                       24,538
                                                        -----------
                                                          2,693,794
                                                        -----------
   France -- 6.0%
16,200    Alcatel Alsthom Cie Generale D'Electric           283,500
49,600    AXA Company                                     3,339,728
   100    Business Objects SA                                 4,838
 7,300    Campagnie de Suez                                 142,350
 1,800    Canal Plus                                         67,356
 3,700    Carrefour                                       2,242,950
 1,100    Claring SA                                         20,895
12,600    Elf Aquitaine                                     463,050
 8,400    Groupe Danone                                     276,662
 4,400    Havas                                              84,150
10,400    Louis Vuitton Moet Hennessy                       435,500
 5,500    Pernod Ricard                                      93,500
 7,300    Rhone-Poulenc SA                                  156,038
 2,800    SGS-Thompson Microelectronics                     112,700
   200    Stolt Comex Seaway SA                               1,700
 2,700    Thomson-CSF                                        61,425
39,800    Total "B"                                       2,683,922
 1,700    Valeo SA                                           76,288
                                                        -----------
                                                         10,546,552
                                                        -----------
   Germany -- 4.7%
 1,600    Bayer AG                                          422,315
31,000    Bayer AG                                          816,812
 4,100    Commerzbank AG                                    193,513
 1,100    Continental AG                                     15,315
 9,400    Daimler Benz AG                                   478,225
10,500    Mannesmann AG                                   3,344,038
64,000    VEBA AG                                         2,717,993
 3,300    Volkswagen AG                                     221,513
                                                        -----------
                                                          8,209,724
                                                        -----------
   Hong Kong -- 6.6%
 11,000   Amoy Properties Ltd.                               53,625
 21,400   Bank East Asia Ltd.                                77,040
  6,700   Cathay Pacific Airways                             50,669
  3,800   Champion Tech Holding                               1,862
276,840   China Light & Power Ltd.                        1,274,556
    100   Concordia Paper Holdings                              788
  2,000   C.P. Pokphand                                      20,188
  4,100   Dairy Farm Internation Ltd.                        18,450
    900   First Pacific Company Ltd.                         49,050
  9,000   Hong Kong Land Holdings                            83,250
 11,500   Hong Kong Telecommunications Ltd.                 202,687
 20,900   Hopewell Holdings Ltd.                             56,848
203,000   HSBC Holdings                                   3,071,581
 98,000   Hutchison Whampoa                               2,964,500
 12,200   Hysan Development Ltd.                             64,530
 11,300   Jardine Matheson & Company Ltd.                    76,275
  3,900   Jardine Strategic Holding                          22,913
    900   Johnson Electric Holdings                          15,750
  6,700   Peregrine Investment Holdings                      17,286
  3,500   Shuntak Holdings Ltd.                              23,188
  1,200   Singer Company                                     33,450
  7,300   South China Morning Post                           22,046
359,000   Sun Hung Kai Properties                         2,936,534
 22,100   Swire Pacific Ltd.                                171,275
 10,500   Wharf Holdings Ltd.                               174,562
                                                        -----------
                                                         11,482,903
                                                        -----------
   Indonesia -- 0.5%
22,283    Pt Indonesian Satellite                           813,330
   600    Pt Tri Polyta Indonesia                             8,250
                                                        -----------
                                                            821,580
                                                        -----------
   Israel -- 0.1%
  100     American-Israeli Paper Mills                        4,275
1,800     ECI Telecommunications Ltd.                        41,063
  200     Elbit Ltd.                                          3,200
  600     Electrochemical Industries Frutar                   1,744
  500     Elron Electronic Industries Ltd.                    5,438
1,900     Elscint Ltd. ORD                                    4,512
  100     Gilat Satellite Network Ltd.                        2,525
1,000     Scitex Corporation                                 13,625
  500     Tadiran Ltd.                                       12,000
1,300     Teva Pharmaceutical                                60,288
                                                        -----------
                                                            148,670
                                                        -----------
   Italy -- 0.4%
 2,100    Benetton Group Spa                                 48,563
13,100    Fiat                                              206,325
   600    Fila Holding Spa                                   27,300
 4,900    IMI                                                92,488
   700    Industrie Natuzzi                                  31,763
 5,600    Istituto Nazionale Assic                           70,000
 1,100    Luxottica Group                                    64,350
12,400    Montedison                                         80,600
                                                        -----------
                                                            621,389
                                                        -----------
   Japan -- 17.3%
 18,600   Canon Inc.                                      1,699,575
  1,600   CSK Corporation                                    52,800
  8,700   Dai'El Inc.                                       208,800
    390   DDI Corporation                                 3,021,792
  6,200   Fuji Photo Film Company Ltd.                      360,375
198,000   Fujitsu Ltd.                                    2,205,327
  8,000   Hitachi Ltd.                                      804,000
 24,600   Honda Motor Company Ltd.                        1,033,200
  9,000   Ito-Yokado Ltd.                                 2,215,125
 21,600   Japan Airlines Company                            287,550
  7,900   Kawasaki Steel Corporation                        266,625
  2,400   Kirin Brewery Company                             286,800
 13,800   Kobe Steel Ltd.                                   203,550
  1,200   Komatsu Ltd.                                      197,292
  1,700   Kubota Corporation                                215,900
  3,900   Makita Corporation                                 60,938
  5,100   Matsushita Electric Industrial Company Ltd.       838,950
 69,900   Mitsubishi Bank Ltd.                            1,703,813
365,000   Mitsubishi Heavy Industries                     2,909,395
  1,900   Mitsui & Company Ltd.                             335,113
 12,100   NEC Corporation                                   738,100
 75,800   Nippon Telegraph & Telephone Corporation        3,107,800
 30,500   Nissan Motor Company Ltd.                         465,125
  6,400   Olympus Optical Company                            61,896
  4,200   Pioneer Electronics Corporation                    76,650
  3,200   Ricoh Company Ltd.                                171,200
  9,500   Sanyo Electric Corporation                        270,750
 10,000   Secom                                             695,400
  7,800   Sega Enterprises                                  108,225
114,000   Sharp Corporation                               1,821,792
  9,700   Shiseido Ltd.                                     115,388
  9,100   Sony Corporation                                  558,512
  7,600   Sumitomo Metal Industries                         231,800
 16,000   TDK Corporation                                   840,000
  7,500   Tokio Marine & Fire Insurance Ltd.                495,000
 18,370   Toyota Motor Corporation                          776,132
    700   Wacoal Corporation                                 47,513
 35,000   Yamanouchi Pharmaceutical Company                 752,543
                                                        -----------
                                                         30,240,746
                                                        -----------
   Liberia -- 0.0%#
1,500     Royal Caribbean Cruises Limited                    33,000
                                                        -----------
   Luxembourg -- 0.0%#
700       Espirito Sanyo Financial Holdings                   8,313
                                                        -----------
   Malaysia -- 1.9%
 27,400   Amalgamated Steelmills Berhad                      20,396
250,500   Genting Berhad                                  2,091,034

  5,300   Resorts World                                     132,500
444,000   Sime Darby                                      1,161,400
                                                        -----------
                                                          3,405,330
                                                        -----------
   Mexico -- 0.6%
 1,400    Apasco SA, Series A                                29,750
   500    Bufette Industries                                  7,500
14,900    Cemex SA                                          104,766
 1,200    Coca-Cola Femsa SA                                 22,200
   900    Consorcio G. Grupo Dina                             1,688
 1,700    Desc De CV, Series C                               24,225
 2,800    Empresas La Moderna                                43,400
 2,500    Empress ICA                                        25,625
   600    Grupo Casa Autrey                                   8,025
   500    Grupo Duango SA                                     3,313
 4,400    Grupo Eleckta                                      38,500
 3,000    Grupo Financiero                                   10,125
 1,500    Grupo Indus Maseca                                 13,687
 1,400    Grupo Iusacell, Series L                           14,175
 1,100    Grupo Mexicano de Desarrollo, Class L               2,888
   400    Grupo Radio Central                                 2,950
 2,700    Grupo Sidek                                         6,075
   100    Grupo Simec SA                                        625
 3,700    Grupo Televisa SA                                  83,250
 1,700    Grupo Tribasa SA                                   12,538
 2,400    Kimberly Clark Inc.                                70,950
 1,000    Panamerican Beverages Inc., Class A                32,000
 1,700    Tamsa                                              11,900
12,700    Telefono de Mexico SA                             404,812
 1,000    Tolmex                                             46,250
 1,300    Transport Matima Mexico, Class L                   10,988
 2,900    Vitro Sociedad Anomina                             13,775
                                                        -----------
                                                          1,045,980
                                                        -----------
   Netherlands -- 10.3%
 6,600    ABN AMRO Holding                                  297,000
 6,300    AEGON Insurance                                   277,200
 3,400    Akzo Nobel                                        197,200
 1,000    Baan Company                                       45,250
 3,500    DSM                                                70,875
 8,500    Elsevier                                          226,312
 1,700    Fortis Amev                                       113,650
81,400    IHC Caland                                      2,739,204
55,100    ING Groep                                       3,680,887
 2,200    KLM Royal Dutch Airlines                           77,550
 2,000    Koninklijke Bolfwessanan                           42,910
 2,900    Koninklijke Ahold                                 119,263
30,000    Oce Van Der Grinten                             1,818,750
40,000    Polygram NV                                     2,100,000
10,000    Royal Dutch Petroleum Company                   1,411,250
 1,000    Royal Nedlloyd Group                               11,318
11,200    Royal PTT Nederland                               406,000
10,900    Unilever NV                                     1,534,175
   300    Van Ommeren                                         9,328
19,000    Ver Ned Uitgevers                               2,608,400
 1,600    Wolters Kluwer                                    148,800
                                                        -----------
                                                         17,935,322
                                                        -----------
   Netherland Antilles -- 0.0%#
100       Orthofix International                                737
                                                        -----------
   New Zealand -- 0.1%
3,700     Fletcher Challenge                                 85,562
1,800     Fletcher Challenge, Forest                         25,875
1,400     Telecommunications of New Zealand Ltd.             97,125
                                                        -----------
                                                            208,562
                                                        -----------
   Norway -- 1.0%

 2,400    Hafslund Nycomed                                   63,000
 5,600    Norsk Hydro AS                                    234,500
59,200    Petroleum Geo -- Services                       1,480,000
 2,600    Saga Petroleum, Class A                            32,825
   300    United Ships Service                                4,114
                                                        -----------
                                                          1,814,439
                                                        -----------
   Peru -- 0.0%#
1,600     Banco Wiese                                        10,000
                                                        -----------
   Philippines -- 0.1%
1,300     Philippine Long Distance Telephone Company         70,363
4,600     San Miguel Corporation, Class B                   156,958
                                                        -----------
                                                            227,321
                                                        -----------
   Portugal -- 0.0%#
2,700     Banco Comercial Portuges SA                        35,438
                                                        -----------
   Republic of Ireland -- 1.5%
  2,700   Allied Irish Banks                                 87,750
    100   Aran Energy                                         3,612
334,400   Bank of Ireland                                 2,440,819
  1,700   CRH                                                63,325
    800   Elan Corporation Plc                               38,900
  1,600   Waterford Wedgwood Plc                             14,800
                                                        -----------
                                                          2,649,206
                                                        -----------
   Republic of South Korea -- 1.2%
73,300    Korea Electric Power Corporation                1,960,775
 9,000    Pohang Iron & Steel                               196,875
                                                        -----------
                                                          2,157,650
                                                        -----------
   Singapore -- 2.9%
  3,900   Asia Pacific Resources International
            Holdings, Class A                                18,525
  2,800   Cycle & Carrigae Ltd.                              55,830
 21,875   Development Bank of Singapore                   1,071,875
195,000   Keppel Corporation                              1,737,010
 53,250   Keppel Corporation, Convertible Loan Stock         75,668
  4,100   Neptune Orient Lines Ltd.                          18,438
180,000   Singapore International Airlines                1,679,745
  7,800   United O/S Singapore                              149,175
                                                        -----------
                                                          4,806,266
                                                        -----------
   South Africa -- 0.2%
 3,300    Driefontein Consolidated                           40,838
 2,200    Kloof Gold Mining Ltd.                             20,763
13,800    Sasol Ltd.                                        111,263
 6,700    South African Breweries                           243,712
                                                        -----------
                                                            416,576
                                                        -----------
   Spain -- 0.7%
 5,600    Banco Bilbao Vizcaya                              200,200
 7,900    Banco Central Hispano                              79,988
 3,900    Banco Santander SA                                192,075
14,900    Banesto                                            48,425
 1,800    Compania Sevillana Electric                        25,875
 6,100    Corporation Banc Argentaria                       122,763
 3,300    Mapfre                                             39,045
 7,300    Repsol                                            239,988
 7,600    Telefonica de Espana SA                           318,250
                                                        -----------
                                                          1,266,609
                                                        -----------
   Sweden -- 5.7%
 5,800    AGA AB, Series B,                                  79,940
26,000    ASEA AB                                         2,526,875
 2,567    Atlas Copco                                        39,435
47,400    Autoliv                                         2,769,550
 1,800    Electrolux AB                                      74,475
46,900    Ericsson (L. M.) Telephone Company, Class B       914,550
 2,900    Gambro AB                                          55,825
 6,800    Sandvik AB                                        119,330
34,000    Securitas AB, Series B                          1,612,830
 2,700    SKF AB                                             52,650
79,500    Volvo AB, Series B                              1,628,191
                                                        -----------
                                                          9,873,651
                                                        -----------
   Switzerland -- 4.6%
 2,100    BBC Brown Boveri                                  243,848
12,600    CS Holdings                                       318,150
14,200    Ciba Geigy AG                                     626,575
19,600    Nestle                                          1,085,350
   630    Roche Holdings Genuscheine AG                   4,985,903
18,400    Sandoz Ltd.                                       844,100
                                                        -----------
                                                          8,103,926
                                                        -----------
   Thailand -- 0.0%#
2,400     Advanced Information Services                      42,493
3,400     Shinawatra Corporation                             40,375
                                                        -----------
                                                             82,868
                                                        -----------
   Trinidad -- 0.2%
6,300     Empresa Nacional de Electric                      360,675
                                                        -----------
   Venezuela -- 0.0%#
  600     Corimon Saca                                        2,250
1,000     Mavesa SA                                           4,350
4,100     Sivensa                                             7,687
                                                        -----------
                                                             14,287
                                                        -----------
   United Kingdom -- 17.0%
  2,000   Albert Fischer Group                               15,220
 23,000   Allied Domeq                                      178,250
  1,500   Automated Securities Holdings                       1,125
 14,300   BAA                                               110,825
  9,900   Barclays Plc                                      452,925
 10,600   Bass Publishing Limited Company                   235,850
 37,400   B.A.T. Industries Plc                             682,550
  1,800   Bell Cable Media Plc                               28,800
    600   Bespak Plc                                          2,931
  5,500   BET Plc                                            41,938
  1,100   Blenheim Exhibit Group                              8,679
 17,700   Blue Circle Industries Plc                         94,010
    900   Body Shop International                            10,575
  1,400   Booker Plc                                         32,200
  2,300   British Airways Plc                               167,325
    400   British Biotech                                    21,500
 10,500   British Gas Plc                                   410,813
309,000   British Petroleum Company                       2,584,138
  4,300   British Petroleum Company                         439,138
  5,500   British Sky Broadcasting Group                    206,938
  4,900   British Steel Plc                                 125,563
 18,000   British Telecommunications Plc                  1,017,000
 22,100   BTR Plc                                           453,050
  2,400   Burmah Castrol Plc                                 70,200
 17,700   Cable & Wireless Plc                              373,913
  6,000   Cadbury Schweppes Plc                             199,500
  2,800   Carlton Communications Plc                         85,050
    800   Central Transportation                                500
  1,400   Christian Salvesen Plc                             28,766
    400   Christies International                            12,800
  5,600   Coats Viyella Plc                                  45,462
  1,800   Cordiant Plc                                        7,200
  9,800   Courtaulds Plc                                     58,187
  1,200   Danka Business Systems                             44,400
  3,200   Dixons Group                                       66,624
  2,300   East Midlands Electric                             47,544
  3,200   Eastern Group Plc                                  96,171
  2,500   English China Clays Plc                            37,500
  3,500   Enterprise Oil Plc                                 63,656
 38,300   Glaxo Wellcome Plc                              1,081,975
    200   Govett & Company                                    2,850
 12,700   Grand Metropolitan                                365,125
  7,800   Guiness Plc                                       285,168
 25,100   Hanson Trust Plc                                  382,775
  4,200   Hills Down Holdings Plc                            43,428
    500   Huntington International Holdings                   2,750
  4,400   Imperial Chemical Industries Plc                  205,700
  8,100   Kingfisher                                        136,162
  7,000   Lasmo Plc                                          56,000
  1,100   Laura Ashley Holdings                               7,288
    500   London Electric Plc                                44,468
  1,600   London International Group                         15,600
 11,300   Marks & Spenser Plc                               473,134
  1,700   Medeva Plc                                         28,900
    200   Micro Focus Group Plc                               1,675
  2,300   Midlands Electricity Plc                           54,214
  6,900   National Westminister Bank                        419,175
  3,400   NFC Plc                                            34,850
  2,400   Northern Electricity                               23,318
    700   Norweb Plc                                         32,900
  7,300   Peninsular & Oriental Steam                       106,763
    700   Powergen Plc                                        9,187
  4,400   Powergen Plc                                      145,288
  1,000   Premier Oil Plc                                     4,109
  9,200   Prudential Plc                                    295,682
  3,400   Racal Electronics                                  29,886
 20,100   Rank Organization                                 293,963
 12,600   Redland Ltd.                                       74,025
262,300   Reed International                              3,998,159
 48,400   Reuters Holdings Plc, Class B                   2,668,050
 12,100   Rexam Plc                                          66,550
    900   Scottish Hydro-Electric                            50,175
  2,000   Scottish Power Plc                                114,756
  2,600   Sedgwick Group                                     24,393
    600   Seeboard Plc                                       48,943
 13,400   Shell Transportation & Trading, (New)           1,090,425
162,000   Siebe                                           1,996,335
 13,000   Smithkline Beecham Group                          721,500
    100   South Wales Electric Company                       14,469
  3,300   Southern Electric Corporation                      92,524
    700   Stolt-Nielsen SA                                   20,213
  2,000   Tate & Lyle Plc                                    57,250
  2,100   Telewest Communications                            50,663
320,800   Tesco                                           1,479,661
  6,500   The Ritz Corporation Plc                          373,750
  5,900   Thorn EMI Plc                                     139,948
  5,700   TI Group Plc                                       79,088
  6,800   Tomkins Plc                                       121,550
  5,200   Trafalgar House Plc                                11,189
    800   Trinity International                               8,535
    400   Unitech                                            12,132
 12,800   United Biscuits Holdings                           51,200
  3,000   United News & Media Plc                            51,375
 69,000   Vodafone Group Plc                              2,432,250
    600   Wace                                                6,811
  2,000   Waste Management International Plc                 21,500
  4,700   Williams Holdings Ltd.                             71,610
  2,000   Willis Corroon Group Plc                           23,250
  2,900   Yorkshire Electricity Group                        30,043
  7,600   Zeneca Group Plc                                  443,650
                                                        -----------
                                                         29,587,121
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $137,887,065)                                   170,645,199
                                                        -----------
WARRANTS -- 0.2% (Cost $33,126)
 53,250   Keppel Corporation, Expires 07/15/1997+           242,815
                                                        -----------
Principal
Amount
---------

REPURCHASE AGREEMENT -- 1.6%
  (Cost $2,822,081)
$2,822,081         Agreement with Merrill Lynch & Company Inc.,
                     5.580% dated 12/29/1995 to be repurchased
                     at $2,823,831 on 01/02/1996, collateralized
                     by $2,607,000 U.S. Treasury Notes, 6.500%
                     due 05/15/1997 and U.S. Treasury Notes,
                     7.500% due 05/15/2002 (value $2,904,950)              2,822,081
                                                                        ------------
Shares
------

SHORT-TERM INVESTMENTS -- 0.7%
1,261,107    Federated Prime Obligations Fund                              1,261,107
6,135        Navigator Tax-Free Money Market Fund                              6,135
                                                                        ------------
TOTAL SHORT-TERM
  INVESTMENTS (Cost $1,267,242)                                            1,267,242
                                                                        ------------
TOTAL INVESTMENTS
  (Cost $142,009,514*)
OTHER ASSETS AND                                                 100.2%   174,977,337
  LIABILITIES (Net)                                               (0.2)     (301,041)
                                                                 -----  ------------
NET ASSETS                                                       100.0% $174,676,296
                                                                 =====  ============

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing securitiy.
# Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.




At December 31, 1995, sector diversification of the Munder International Equity Fund was as follows:

                                             % of
                                           Net Assets       Value
                                           ----------       -----
COMMON STOCKS:
Capital Goods                                  8.8%    $ 15,334,596
Banking                                        8.1       14,131,071
Telecommunications                             7.3       12,713,308
Oil and Gas Extraction                         7.2       12,590,326
Pharmaceuticals                                7.2       12,526,298
Financial Service                              5.7       10,014,931
Electric and Gas Utilities                     4.9        8,584,152
Retail                                         4.8        8,439,691
Metals and Mining                              4.4        7,665,165
Communications                                 3.2        5,655,103
Entertainment                                  2.7        4,650,497
Media/Advertising                              2.5        4,420,829
Technology                                     2.2        3,783,427
Automobile Manufacturers                       2.1        3,660,636
Electronics                                    2.1        3,735,401
Automotive                                     2.0        3,521,350
Real Estate                                    2.0        3,491,364
Non-Durable Goods/Consumer                     1.9        3,408,457
Printing and Publishing                        1.8        3,125,838
Commercial/Consumer Services                   1.6        2,764,380
Forest Products                                1.6        2,728,269
Food and Beverages                             1.5        2,594,435
Airlines                                       1.4        2,434,114
Chemicals                                      1.3        2,191,958
Transportation/Marine                          1.2        2,016,247
Machinery (Electric)                           1.0        1,703,887
Steel                                          0.6        1,072,214
Insurance                                      0.4          736,077
Tobacco Manufacturers                          0.4          725,950
Machinery and Heavy Equipment                  0.3          569,372
Broadcasting                                   0.3          537,401
Manufacturing/Textiles                         0.3          486,198
Building Materials                             0.2          356,950
Transportation                                 0.1          216,818
Computer Hardware, Software or Services        0.1          189,937
Durable Goods/Consumer                         0.1          172,800
Medical and Medical Supplies                   0.1          142,632
Environmental Control                          0.1           87,663
Miscellaneous                                  4.2        7,465,457
                                             -----     ------------
TOTAL COMMON STOCKS                           97.7      170,645,199
WARRANTS                                       0.2          242,815
REPURCHASE AGREEMENT                           1.6        2,822,081
SHORT-TERM INVESTMENTS                         0.7        1,267,242
                                             -----     ------------
TOTAL INVESTMENTS                            100.2      174,977,337
OTHER ASSETS AND LIABILITIES (Net)            (0.2)        (301,041)
                                             -----     ------------
NET ASSETS                                   100.0%    $174,676,296
                                             =====     ============

----------------
See Notes to Financial Statements.


The Munder Index 500 Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

Shares                                                   Value
------                                                   -----

COMMON STOCKS -- 91.4%

   Advertising -- 0.1%
2,300     Interpublic Group of Companies, Inc.          $    99,762
                                                        -----------
   Aerospace -- 1.0%
8,700     AlliedSignal Inc.                                 413,250
1,800     General Dynamics Corporation                      106,425
3,500     McDonnell Douglas Company                         322,000
1,400     Northrop Corporation                               89,600
2,500     Textron, Inc.                                     168,750
3,600     United Technologies Corporation                   341,550
                                                        -----------
                                                          1,441,575
                                                        -----------
   Aircraft Manufacturing -- 0.9%
10,650    Boeing Company                                    834,694
 6,171    Lockheed Corporation                              487,509
 2,500    Rowan Companies, Inc.+                             24,687
                                                        -----------
                                                          1,346,890
                                                        -----------
   Airline -- 0.3%
2,200     AMR Corporation+                                  163,350
1,500     Delta Air Lines, Inc.                             110,812
4,200     Southwest Airlines Company                         97,650
1,800     USAir Group, Inc.+                                 23,850
                                                        -----------
                                                            395,662
                                                        -----------
   Apparel -- 0.4%
  500     Brown Group Inc.                                    7,125
2,200     Fruit Of The Loom Inc.+                            53,625
3,100     Melville Corporation                               95,325
4,200     NIKE, Inc., Class B                               292,425
1,900     V. F. Corporation                                 100,225
                                                        -----------
                                                            548,725
                                                        -----------
   Automobiles -- 1.9%
11,800    Chrysler Corporation                              653,425
33,200    Ford Motor Company                                962,800
23,100    General Motors Corporation                      1,221,412
 2,080    Navistar International Corporation+                21,840
                                                        -----------
                                                          2,859,477
                                                        -----------
   Automobile Parts and Equipment -- 0.4%
2,500     Cooper Tire & Rubber Company                       61,562
1,200     Cummins Engine, Inc.                               44,400
3,000     Dana Corporation                                   87,750
1,800     Echlin Inc.                                        65,700
3,650     Genuine Parts Company                             149,650
1,200     Johnson Controls Inc.                              82,500
1,800     Pep Boys-Manny, Moe & Jack                         46,125
1,900     TRW Inc.                                          147,250
                                                        -----------
                                                            684,937
                                                        -----------
   Banks -- 6.2%
12,092    Banc One Corporation                              456,473
 3,500    Bank of Boston Corporation                        161,875
 6,200    Bank of New York Inc.                             302,250
11,416    BankAmerica Corporation                           739,186
 2,300    Bankers Trust New York Corporation                152,950
 2,900    Barnett Banks Inc.                                171,100
 4,000    Boatmen's Bancshares Inc.                         163,500
 5,500    Chase Manhattan Corporation                       333,437
 7,724    Chemical Banking Corporation                      453,785
13,100    Citicorp                                          880,975
 3,400    Comerica                                          136,425
 4,300    CoreStates Financial Corporation                  162,862
 4,000    First Bank System Inc.                            198,500
 9,931    First Chicago Corporation                         392,275
 2,400    First Fidelity Bancorp+                           180,900
 2,200    First Interstate Bancorp                          300,300
 5,300    First Union Corporation                           294,812
 7,590    Fleet Financial Group Inc.                        309,293
 4,000    Great Western Financial Corporation               102,000
 7,300    KeyCorp (New)                                     264,625
 4,350    MBNA Corporation                                  160,406
 4,300    Mellon Bank Corporation                           231,125
 5,800    Morgan (J.P.) & Company, Inc.                     465,450
 2,300    Morgan Stanely Group Inc.                         185,437
 4,600    National City Corporation                         152,375
 8,325    NationsBank Corporation                           579,628
10,900    Norwest Corporation                               359,700
 7,100    PNC Bank Corporation                              228,975
 1,500    Republic New York Corporation                      93,187
 3,400    SunTrust Banks Inc.                               232,900
 4,650    U.S. Bancorp                                      156,356
 5,300    Wachovia Corporation                              242,475
 1,300    Wells Fargo & Company                             280,800
                                                        -----------
                                                          9,526,337
                                                        -----------
   Broadcasting -- 0.4%
4,800     Capital Cities/ABC Inc.                           592,200
  700     Meredith Corporation                               29,312
                                                        -----------
                                                            621,512
                                                        -----------
   Building and Building Supplies -- 0.7%
   800    Crane Company                                      29,500
14,782    Home Depot Inc.                                   707,688
 1,000    Kaufman & Broad Home Corporation                   14,875
 5,000    Masco Corporation                                 156,875
 3,533    Pall Corporation                                   94,949
 2,200    Parker-Hannifin Corporation                        75,350
                                                        -----------
                                                          1,079,237
                                                        -----------
   Business Equipment -- 1.2%
17,600    International Business Machines Corporation     1,614,800
 4,500    Pitney Bowes Inc.                                 211,500
                                                        -----------
                                                          1,826,300
                                                        -----------
   Business Services -- 0.5%
5,550     CUC International Inc.+                           189,394
1,600     Federal Express Corporation+                      118,200
2,900     Moore Corporation Ltd.                             54,012
3,200     Xerox Corporation                                 438,400
                                                        -----------
                                                            800,006
                                                        -----------
   Check Printers -- 0.1%
2,400     Deluxe Corporation                                 69,600
  800     Harland (John H.) Company                          16,700
                                                        -----------
                                                             86,300
                                                        -----------
   Chemicals -- 3.5%
 3,300    Air Products & Chemicals Inc.                     174,075
 7,950    Dow Chemical Company                              559,481
17,200    duPont (E.I.) deNemours & Company               1,201,850
 2,275    Eastman Chemical Company                          142,472
 1,800    Ecolab Inc.                                        54,000
 4,250    Engelhard Corporation                              92,437
 1,000    FMC Corporation+                                   67,625
 2,800    Grace (W.R.) & Company                            165,550
 1,800    Great Lakes Chemical Corporation                  129,600
 3,200    Hercules, Inc.                                    180,400
 1,500    Kerr-McGee Corporation                             95,250
 2,200    Mallinckrodt Group Inc.                            80,025
13,000    Minnesota Mining & Manufacturing Company          861,250
 3,400    Monsanto Company                                  416,500
 4,600    Morton International Inc.                         165,025
 2,000    Nalco Chemical Company                             60,250
 4,100    Praxair Inc.                                      137,862
 6,700    Rockwell International Corporation                354,262
 2,000    Rohm & Haas Company                               128,750
 1,406    Sigma-Aldrich Corporation                          69,597
 2,100    Union Camp Corporation                            100,012
 4,000    Union Carbide Corporation                         150,000
                                                        -----------
                                                          5,386,273
                                                        -----------
   Coal -- 0.3%
6,200     CSX Corporation                                   282,875
  600     Eastern Enterprises                                21,150
2,400     Fluor Corporation                                 158,400
                                                        -----------
                                                            462,425
                                                        -----------
   Communication Equipment -- 0.7%
18,200    Motorola, Inc.                                  1,037,400
 3,600    National Semiconductor Corporation+                80,100
 2,300    Scientific-Atlanta Inc.                            34,500
                                                        -----------
                                                          1,152,000
                                                        -----------
   Communications -- 0.8%
 3,400    DSC Communications Corporation+                   125,375
20,900    MCI Communications Corporation                    546,012
11,200    Viacom Inc., Class B+                             530,600
                                                        -----------
                                                          1,201,987
                                                        -----------
   Computer Hardware, Software or Services
             -- 4.6%
 3,000    Advanced Micro Devices Inc.+                       49,500
 3,500    Amdahl Corporation+                                29,750
 6,724    AMP Inc.                                          258,033
 3,600    Apple Computer Inc.                               114,750
 1,400    Autodesk, Inc.                                     47,950
 4,200    Automatic Data Processing Inc.                    311,850
 1,900    Ceridian Corporation+                              78,375
 8,500    Cisco Systems Inc.+                               634,313
 8,200    Compaq Computer Corporation+                      393,600
 7,500    Computer Associates International Inc.            426,562
 1,600    Computer Sciences Corporation+                    112,400
   600    Cray Research Inc.+                                14,850
 1,000    Data General Corporation+                          13,750
 4,600    Digital Equipment Corporation+                    294,975
 3,700    Honeywell, Inc.                                   179,912
25,400    Intel Corporation                               1,441,450
 1,300    Intergraph Corporation+                            20,475
18,300    Microsoft Corporation+                          1,605,825
11,400    Novell Inc.+                                      162,450
13,400    Oracle Systems Corporation+                       567,825
 5,900    Sun Microsystems Inc.+                            269,187
 3,400    Tandem Computers Inc.+                             36,125
 5,300    Unisys Corporation+                                29,812
                                                        -----------
                                                          7,093,719
                                                        -----------
   Computer -- Semiconductors -- 0.1%
5,500     Applied Materials+                                216,563
                                                        -----------
   Construction -- 0.0% #
700       Centex Corporation                                 24,325
                                                        -----------
   Consumer Cyclicals -- 0.1%
6,017     Price/Costco Inc.+                                 91,759
                                                        -----------
   Consumer Non-Durables -- 3.0%
 7,100    Corning Inc.                                      227,200
 2,900    Dial Corporation                                   85,912
51,600    General Electric Corporation                    3,715,200
 1,500    Grainger (W.W.), Inc.                              99,375
 3,400    Lowe's Companies Inc.                             266,475
 4,900    Newell Company                                    126,787
 3,100    Whitman Corporation                                72,075
                                                        -----------
                                                          4,593,024
                                                        -----------
   Consumer Staples -- 0.1%
2,500     Pioneer Hi-Bred International Inc.                139,062
                                                        -----------
   Containers -- 0.1%
  800     Ball Corporation                                   22,000
2,800     Crown Cork & Seal Company Inc.+                   116,900
                                                        -----------
                                                            138,900
                                                        -----------
   Cosmetics-Toiletry -- 0.1%
  700     Alberto-Culver Company, Class B                    24,062
2,000     Avon Products Inc.                                150,750
                                                        -----------
                                                            174,812
                                                        -----------
   Diversified -- 1.4%
 3,500    Alco Standard Company                             159,687
 5,700    FPL Group, Inc.                                   264,337
 3,400    ITT Corporation                                   180,200
 5,000    Loews Corporation                                 167,500
 9,800    Occidental Petroleum Corporation                  209,475
 7,600    Public Service Enterprise                         232,750
13,800    SCEcorp                                           244,950
 4,700    Unilever NV                                       661,525
                                                        -----------
                                                          2,120,424
                                                        -----------
   Electric Power -- 0.1%
4,800     Carolina Power & Light Company                    165,600
1,400     National Service Industries, Inc.                  45,325
                                                        -----------
                                                            210,925
                                                        -----------
   Electrical Equipment -- 1.3%
 3,300    Cooper Industries Inc.                            121,275
 1,100    Foster Wheeler Corporation                         46,750
 1,400    General Signal Corporation                         45,325
15,800    Hewlett-Packard Company                         1,323,250
   900    Tektronix Inc.                                     44,212
    60    Teledyne Inc., Series E                               863
 5,800    Texas Instruments Inc.                            300,150
   600    Thomas & Betts Corporation                         44,250
   700    TRINOVA Corporation                                20,037
                                                        -----------
                                                          1,946,112
                                                        -----------
   Electronics -- 1.4%
 2,300    Eaton Corporation                                 123,337
 1,400    E G & G Inc.                                       33,950
 6,900    Emerson Electric Company                          564,750
 5,300    Loral Corporation                                 187,487
 7,500    Raytheon Company                                  354,375
 7,500    Schlumberger Ltd.                                 519,375
 2,100    Tandy Corporation                                  87,150
 1,600    Teledyne Inc.                                      41,000
12,100    Westinghouse Electric Corporation                 199,650
                                                        -----------
                                                          2,111,074
                                                        -----------
   Energy and Resources -- 0.2%
3,700     Burlington Resources, Inc.                        145,225
5,400     Dresser Industries Inc.                           131,625
                                                        -----------
                                                            276,850
                                                        -----------
   Entertainment -- 1.3%
16,200    Disney (Walt) Company                             955,800
   900    Handleman Company                                   5,175
 2,300    Harcourt General Corporation                       96,312
 2,600    Hasbro Inc.                                        80,600
 3,400    ITT Corporation (New)+                            180,200
 1,000    King World Productions, Inc.+                      38,875
 6,872    Mattel, Inc.                                      211,314
11,900    Time Warner Inc.                                  450,712
                                                        -----------
                                                          2,018,988
                                                        -----------
   Financial Services -- 2.9%
15,000    American Express Company                          620,625
 6,300    American General Corporation                      219,712
 5,237    Dean Witter, Discover & Company                   246,139
 3,000    Dow Jones & Company Inc.                          119,625
 5,600    Federal Home Loan Mortgage Corporation            467,600
 8,400    Federal National Mortgage Association           1,042,650
 6,896    First Data Corporation                            461,170
 2,900    Household International, Inc.                     171,463
 5,200    Merrill Lynch & Company Inc.                      265,200
   700    Pulte Corporation                                  23,537
 3,100    Salomon Inc.                                      110,050
 1,600    Temple-Inland Inc.                                 70,600
 9,845    Travelers Inc.                                    619,004
                                                        -----------
                                                          4,437,375
                                                        -----------
   Financing Corporation -- 0.0%#
1,500     Beneficial Corporation                             69,937
                                                        -----------
   Food and Beverages -- 7.1%
 7,800    Albertson's, Inc.                                 256,425
 7,900    Anheuser-Busch Companies Inc.                     528,312
 7,700    Campbell Soup Company                             462,000
38,800    Coca-Cola Company                               2,880,900
 7,225    ConAgra Inc.                                      298,031
 1,100    Coors (Adolph) Company, Class B                    24,337
 4,300    CPC International Inc.                            295,087
 1,100    Fleming Companies Inc.                             22,687
11,400    Heinz (H.J.) Company                              377,625
 2,400    Hershey Foods Corporation                         156,000
 6,700    Kellogg Company                                   517,575
24,300    PepsiCo Inc.                                    1,357,762
26,000    Philip Morris Companies Inc.                    2,353,000
 3,900    Quaker Oats Company                               134,550
 3,300    Ralston-Purina Group                              205,837
15,000    Sara Lee Corporation                              478,125
11,500    Seagram Company Ltd.                              398,187
 3,400    Wrigley (Wm) Jr. Company                          178,000
                                                        -----------
                                                         10,924,440
                                                        -----------
   Food Distribution -- 0.8%
16,373    Archer-Daniels-Midland
            Company                                         294,714
 4,700    General Mills Inc.                                271,425
 1,700    Giant Food, Inc., Class A                          53,550
 1,100    Great Atlantic & Pacific Tea Company Inc.          25,300
 3,600    Kroger Company+                                   135,000
 2,000    Supervalu Inc.                                     63,000
 5,400    Sysco Corporation                                 175,500
 4,700    Winn Dixie Stores Inc.                            173,312
                                                        -----------
                                                          1,191,801
                                                        -----------
   Freight and Shipping -- 0.1%
1,300     Consolidated Freightways Inc.                      34,450
1,200     Pittston Services Group                            37,650
  700     Yellow Corporation                                  8,662
                                                        -----------
                                                             80,762
                                                        -----------
   Glass Products -- 0.2%

1,500     Owens-Corning Fiberglass Corporation+              67,312
6,000     PPG Industries Inc.                               274,500
                                                        -----------
                                                            341,812
                                                        -----------
   Health Care Facilities -- 0.8%
 2,900    Beverly Enterprises+                               30,812
13,718    Columbia/HCA Healthcare Corporation               696,189
 1,300    Community Psychiatric Centers                      15,925
 5,000    Humana Inc.+                                      136,875
 6,200    Tenet Healthcare Corporation+                     128,650
 4,500    U.S. HealthCare Inc.                              209,250
                                                        -----------
                                                          1,217,701
                                                        -----------
   Health Care Products -- 3.3%
24,400    Abbott Laboratories                             1,018,700
 1,900    Allergan, Inc.                                     61,750
 1,700    Bausch & Lomb Inc.                                 67,362
 1,900    Becton, Dickinson & Company                       142,500
38,200    Merck & Company Inc.                            2,511,650
19,600    Pfizer, Inc.                                    1,234,800
                                                        -----------
                                                          5,036,762
                                                        -----------
   Holding Companies -- 0.2%
3,400     General Public Utilities Corporation              115,600
   44     Transport Holdings Inc.+                            1,793
6,600     Unicom Corporation                                216,150
                                                        -----------
                                                            333,543
                                                        -----------
   Home Appliances -- 0.4%
2,500     Black & Decker Corporation                         88,125
3,400     Illinois Tool Works Inc.                          200,600
3,200     Maytag Corporation                                 64,800
1,900     Premark International Inc.                         96,187
1,200     Snap-On, Inc.                                      54,300
1,300     Stanley Works                                      66,950
2,200     Whirlpool Corporation                             117,150
                                                        -----------
                                                            688,112
                                                        -----------
   Home Furnishings and Housewares
             -- 0.1%
1,100     Armstrong World Industries Inc.                    68,200
  600     Springs Industries Inc., Class A                   24,825
                                                        -----------
                                                             93,025
                                                        -----------
   Hotels -- 0.2%
3,000     Harrah's Entertainment Inc.+                       72,750
1,400     Hilton Hotels Corporation                          86,100
3,700     Marriott International Inc.                       141,525
                                                        -----------
                                                            300,375
                                                        -----------
   Housewares -- 0.7%
9,700     American Home Products Corporation                940,900
4,900     Rubbermaid, Inc.                                  124,950
                                                        -----------
                                                          1,065,850
                                                        -----------
   Insurance -- 3.3%
 3,300    Aetna Life & Casualty Company                     228,525
 1,300    Alexander & Alexander Services, Inc.               24,700
13,860    Allstate Corporation                              569,992
 5,500    American Brands Inc.                              245,437
14,643    American International Group, Inc.              1,354,477
 2,600    Chubb Corporation                                 251,550
 2,100    CIGNA Corporation                                 216,825
 2,300    General Re Corporation                            356,500
 3,400    ITT Hartford Group Inc.+                          164,475
 2,100    Jefferson-Pilot Corporation                        97,650
 3,100    Lincoln National Corporation                      166,625
 2,300    Marsh & McLennan Companies, Inc.                  204,125
 2,800    Providian Corporation                             114,100
 3,800    SAFECO Corporation                                131,100
 2,500    St. Paul Companies Inc.                           139,063
 2,150    Torchmark Corporation                              97,287
 1,900    Transamerica Corporation                          138,463
 5,400    United Healthcare Corporation                     353,700
 2,100    UNUM Corporation                                  115,500
 3,300    USF & G Corporation                                55,687
   875    USLife Corporation                                 26,141
                                                        -----------
                                                          5,051,922
                                                        -----------
   Laboratory Equipment -- 0.1%
4,500     Tyco International Ltd.                           160,312
                                                        -----------
   Machinery and Heavy Equipment -- 0.5%
6,100     Caterpillar Inc.                                  358,375
  900     Cincinnati Milacron Inc.                           23,625
8,100     Deere & Company                                   285,525
3,400     Ingersoll Rand Company                            119,425
1,200     Varity Corporation+                                44,550
                                                        -----------
                                                            831,500
                                                        -----------
   Machinery (Electric) -- 0.1%
3,300     Dover Corporation                                 121,688
                                                        -----------
   Manufacturing -- 1.3%
6,950     Alcan Aluminum Ltd.                               216,319
5,500     Aluminum Company of America                       290,812
5,000     Boston Scientific Corporation+                    245,000
  800     Briggs & Stratton Corporation                      34,700
2,000     Brown-Forman Corporation, Class B                  73,000
  900     Giddings & Lewis, Inc.                             14,850
4,000     LSI Logic Corporation+                            131,000
6,400     Micron Technology Inc.                            253,600
  600     Outboard Marine Corporation                        12,225
1,120     PACCAR Inc.                                        47,180
1,900     Reynolds Metals Company                           107,588
  470     Schweitzer-Maudit
            International+                                   10,869
2,500     Sherwin-Williams Company                          101,875
5,000     Silicon Graphics Inc.+                            137,500
4,700     3COM Corporation+                                 219,138
1,500     Willamette Industries Inc.                         84,375
                                                        -----------
                                                          1,980,031
                                                        -----------
   Medical and Medical Services -- 0.0%#
600       Shared Medical Systems Corporation                 32,625
                                                        -----------
   Medical Instruments and Supplies -- 0.6%
1,800     Bard (C.R.), Inc.                                  58,050
8,600     Baxter International Inc.                         360,125
3,400     Biomet, Inc.+                                      60,775
7,100     Medtronic, Inc.                                   396,713
1,950     St. Jude Medical, Inc.+                            83,850
1,700     United States Surgical Corporation                 36,338
                                                        -----------
                                                            995,851
                                                        -----------
   Metals and Mining -- 0.4%

 1,200    ASARCO Inc.                                        38,400
10,900    Barrick Gold Corporation                          287,487
 3,500    Inco Ltd.                                         116,375
 2,000    Phelps Dodge Corporation                          124,500
                                                        -----------
                                                            566,762
                                                        -----------
   Mining -- 0.5%
2,700     Cyprus Amax Minerals Company                       70,538
3,900     Echo Bay Mines Ltd.                                40,462
6,300     Freeport McMoRan Copper & Gold, Class B           177,188
4,100     Homestake Mining Company                           64,062
  300     NACCO Industries Inc., Class A                     16,650
2,946     Newmont Mining Corporation                        133,306
7,400     Placer Dome, Inc.                                 178,525
3,892     Santa Fe Pacific Gold                              47,190
                                                        -----------
                                                            727,921
                                                        -----------
   Natural Gas -- 0.6%
4,834     CINergy Corporation                               148,041
2,900     Consolidated Natural Gas Company                  131,587
7,800     Enron Corporation                                 297,375
1,900     ENSEARCH Corporation                               30,875
1,500     NICOR Inc.                                         41,250
  700     ONEOK Inc.                                         16,012
2,500     Pacific Enterprises Inc.                           70,625
4,400     Panhandle Eastern Corporation                     122,650
2,700     Sonat, Inc.                                        96,187
                                                        -----------
                                                            954,602
                                                        -----------
   News and Publishing -- 0.9%
4,100     Gannett Company Inc.                              251,638
8,632     Kimberly-Clark Corporation                        714,298
1,300     Knight-Ridder Inc.                                 81,250
2,800     New York Times Company, Class A                    82,950
3,300     Times Mirror Company                              111,787
1,900     Tribune Company                                   116,138
                                                        -----------
                                                          1,358,061
                                                        -----------
   Office Equipment -- 0.0%#
1,500     Avery Dennison Corporation                         75,188
                                                        -----------
   Oil -- 8.0%
 2,900    Amerada Hess Corporation                          153,700
15,300    Amoco Corporation                               1,099,687
 1,900    Ashland Oil, Inc.                                  66,738
 5,000    Atlantic Richfield Company                        553,750
 4,400    Baker Hughes Inc.                                 107,250
20,200    Chevron Corporation                             1,060,500
 3,000    Coastal Corporation                               111,750
38,400    Exxon Corporation                               3,076,800
 3,400    Halliburton Company                               172,125
   900    Louisiana Land & Exploration Company               38,587
 1,600    McDermott International, Inc.                      35,200
12,200    Mobil Corporation                               1,366,400
 3,000    Oryx Energy Company+                               40,125
 1,300    Pennzoil Company                                   54,925
 8,100    Phillips Petroleum Company                        276,413
16,600    Royal Dutch Petroleum Company                   2,342,675
 2,674    Santa Fe Energy Resources, Inc.+                   25,737
 5,300    Tenneco Inc.                                      263,013
 8,200    Texaco Inc.                                       643,700
 6,400    Union Pacific Corporation                         422,400
 7,600    Unocal Corporation                                221,350
 8,700    USX-Marathon Group Common (New)                   169,650
                                                        -----------
                                                         12,302,475
                                                        -----------
   Oil Equipment and Services -- 0.1%

  600     Helmerich & Payne, Inc.                            17,850
1,500     Western Atlas, Inc.+                               75,750
                                                        -----------
                                                             93,600
                                                        -----------
   Paper and Forest Products -- 0.9%
1,500     Bemis Company Inc.                                 38,437
1,400     Boise Cascade Corporation                          48,475
2,800     Champion International Corporation                117,600
  230     Crown Vintage Inc.+                                 3,278
1,500     Federal Paper Board Company Inc.                   77,813
2,700     Georgia-Pacific Corporation                       185,288
1,400     Harnischfeger Industries Inc.                      46,550
7,900     International Paper Company                       299,212
2,400     James River Corporation                            57,900
3,200     Louisiana Pacific Corporation                      77,600
1,500     Mead Corporation                                   78,375
  900     Potlatch Corporation                               36,000
2,781     Stone Container Corporation                        39,977
6,250     Weyerhaeuser Company                              270,313
                                                        -----------
                                                          1,376,818
                                                        -----------
   Personal Items -- 2.3%
 4,500    Colgate-Palmolive Company                         316,125
13,760    Gillette Company                                  717,240
 3,200    International Flavors & Fragrances, Inc.          153,600
 1,100    Jostens Inc.                                       26,675
21,200    Proctor & Gamble Company                        1,759,600
 6,000    UST Inc.                                          200,250
 4,000    Warner-Lambert Company                            388,500
                                                        -----------
                                                          3,561,990
                                                        -----------
   Personal Services -- 0.2%
3,000     Block (H & R) Inc.                                121,500
1,850     Manor Care Inc.                                    64,750
1,400     Ogden Corporation                                  29,925
1,700     Safety-Kleen Corporation                           26,562
3,050     Service Corporation International                 134,200
                                                        -----------
                                                            376,937
                                                        -----------
   Petroleum Refining -- 0.1%
2,200     Sun Company                                        60,225
3,000     Williams Companies Inc.                           131,625
                                                        -----------
                                                            191,850
                                                        -----------
   Pharmaceuticals -- 3.4%
 2,400    ALZA Corporation+                                  59,400
15,660    Bristol-Myers Squibb Company                    1,344,802
20,000    Johnson & Johnson                               1,712,500
17,000    Lilly (Eli) & Company                             956,250
15,520    Pharmacia & Upjohn Inc.+                          601,400
11,400    Schering-Plough Corporation                       624,150
                                                        -----------
                                                          5,298,502
                                                        -----------
   Photographic Equipment and Supplies -- 0.5%
10,600    Eastman Kodak Company                             710,200
 1,350    Polaroid Corporation                               63,956
                                                        -----------
                                                            774,156
                                                        -----------
   Plastic -- 0.0%#
1,300     Raychem Corporation                                73,937
                                                        -----------
   Printing and Publishing -- 0.3%

2,200     American Greetings Corporation, Class A            60,775
4,500     Donnelly (RR) & Sons Company                      177,188
1,400     McGraw-Hill Inc.                                  121,875
3,150     Westvaco Corporation                               87,412
                                                        -----------
                                                            447,250
                                                        -----------
   Publishing -- 0.2%
5,240     Dun & Bradstreet Corporation                      339,290
                                                        -----------
   Railroads -- 0.3%
2,300     Conrail Inc.                                      161,000
3,800     Norfolk Southern Corporation                      301,625
                                                        -----------
                                                            462,625
                                                        -----------
   Recreational -- 0.1%
1,400     Bally Entertainment Corporation+                   19,600
2,800     Brunswick Corporation                              67,200
1,400     Fleetwood Enterprises Inc.                         36,050
                                                        -----------
                                                            122,850
                                                        -----------
   Research and Development -- 0.3%
8,200     Amgen Inc.+                                       486,875
                                                        -----------
   Restaurants -- 0.7%
    68    Bruno's, Inc.+                                        714
 4,900    Darden Restaurants Inc.                            58,187
   600    Luby's Cafeterias Inc.                             13,350
21,400    McDonald's Corporation                            965,675
 1,500    Ryan's Family Steak Houses Inc.+                   10,500
 1,200    Shoney's Inc.+                                     12,300
 3,000    Wendy's International Inc.                         63,750
                                                        -----------
                                                          1,124,476
                                                        -----------
   Retail -- 3.1%
 4,400    American Stores Company                           117,700
 3,200    Charming Shoppes Inc.                               9,200
 2,800    Circuit City Stores Inc.                           77,350
 2,100    Dayton Hudson Corporation                         157,500
 3,500    Dillard Department Stores, Class A                 99,750
 6,300    Federated Department Store+                       173,250
 4,300    Gap Inc.                                          180,600
14,200    K mart Corporation                                102,950
11,100    Limited Inc.                                      192,862
 2,200    Liz Claiborne Inc.                                 61,050
   600    Longs Drug Stores Company                          28,725
 7,700    May Department Stores Company                     325,325
 1,000    Mercantile Stores Company                          46,250
 2,300    Nordstrom, Inc.                                    93,150
 7,000    Penney (J.C.) Company Inc.                        333,375
 2,300    Reebok International, Inc.                         64,975
 2,500    Rite Aid Corporation                               85,625
 1,000    Russell Corporation                                27,750
12,000    Sears, Roebuck & Company                          468,000
 1,400    Stride Rite Corporation                            10,500
 2,100    TJX Companies, Inc.                                39,638
 8,450    Toys R Us Inc.+                                   183,788
70,900    Wal-Mart Stores, Inc.                           1,586,387
 7,600    Walgreen Company                                  227,050
 3,900    Woolworth Corporation                              50,700
                                                        -----------
                                                          4,743,450
                                                        -----------
   Savings and Loan Associations -- 0.1%
3,400     Ahmanson (H.F.) Company                            90,100
1,700     Golden West Financial Corporation                  93,925
                                                        -----------
                                                            184,025
                                                        -----------
   Soaps and Detergents -- 0.1%
1,500     Clorox Company                                    107,437
                                                        -----------
   Steel -- 0.3%
3,300     Armco Inc.+                                        19,388
3,500     Bethlehem Steel Corporation+                       49,000
1,400     Inland Steel Industries Inc.                       35,175
2,600     Nucor Corporation                                 148,525
  800     Timken Company                                     30,600
2,440     USX-U.S. Steel Group Inc.                          75,030
2,625     Worthington Industries, Inc.                       54,633
                                                        -----------
                                                            412,351
                                                        -----------
   Technology -- 0.8%
17,100    Ameritech Corporation                           1,008,900
 3,400    ITT Industries+                                    81,600
 1,300    Millipore Corporation                              53,462
 1,200    Perkin-Elmer Corporation                           45,300
 2,500    T-Labs Inc.+                                       92,500
                                                        -----------
                                                          1,281,762
                                                        -----------
   Telecommunications -- 7.8%
15,300    AirTouch Communications, Inc.+                    432,225
 5,800    ALLTEL Corporation                                171,100
 1,150    Andrew Corporation+                                43,987
49,206    AT&T Corporation                                3,186,088
13,500    Bell Atlantic Corporation                         902,813
30,700    BellSouth Corporation                           1,335,450
 2,100    Cabletron Systems+                                170,100
 7,400    Comcast Corporation Special, Class A
            (non-voting)                                    134,588
29,900    GTE Corporation                                 1,315,600
 1,100    Harris Corporation                                 60,087
 7,800    Northern Telecommunications Ltd.                  335,400
13,200    NYNEX Corporation                                 712,800
13,200    Pacific Telesis Group                             443,850
18,800    Southwestern Bell Corporation                   1,081,000
10,800    Sprint Corporation                                430,650
20,200    Tele-Communications Inc., Class A+                401,475
14,600    US West, Inc.                                     521,950
14,600    US West Media, Inc.+                              281,050
                                                        -----------
                                                         11,960,213
                                                        -----------
   Tire and Rubber -- 0.2%
  800     Goodrich (B.F.) Company                            54,500
4,500     Goodyear Tire & Rubber Company                    204,188
                                                        -----------
                                                            258,688
                                                        -----------
   Transportation -- 0.3%
4,263     Burlington Northern Santa Fe                      332,514
1,100     Roadway Services, Inc.                             53,762
2,200     Ryder System, Inc.                                 54,450
                                                        -----------
                                                            440,726
                                                        -----------
   Utilities-Combination -- 0.2%
7,000     Entergy Corporation                               204,750
4,900     PP & L Resources Inc.                             122,500
                                                        -----------
                                                            327,250
                                                        -----------
   Utilities-Electric -- 1.6%

 5,800    American Electric Power Company, Inc.             234,900
 5,900    Central & Southwest Corporation                   164,463
 4,300    Detroit Edison Company                            148,350
 5,400    Dominion Resources, Inc.                          222,750
 6,300    Duke Power Company                                298,463
 8,100    Houston Industries, Inc.                          196,425
 4,500    Ohio Edison Company                               105,750
 8,800    PacifiCorp                                        187,000
20,600    Southern Company                                  507,275
 7,000    Texas Utilities Company                           287,875
 3,000    Union Electric Company                            125,200
                                                        -----------
                                                          2,478,451
                                                        -----------
   Utilities-Electric and Gas -- 0.5%
 4,350    Baltimore Gas & Electric Company                  123,975
 4,500    Niagara Mohawk Power Corporation                   43,312
 1,900    Northern States Power Company                      93,338
13,100    Pacific Gas & Electric Company                    371,712
 6,900    PECO Energy Company                               207,863
                                                        -----------
                                                            840,200
                                                        -----------
   Utilities-Gas -- 0.2%
1,500     Columbia Gas System, Inc.+                         65,813
7,300     Consolidated Edison Company                       233,600
3,800     Noram Energy Corporation                           33,725
  900     Peoples Energy Corporation                         28,575
                                                        -----------
                                                            361,713
                                                        -----------
   Waste Management -- 0.5%
 6,600    Browning-Ferris Industries, Inc.                  194,700
 9,100    Laidlaw Inc., Class B (non- voting)                93,275
13,300    WMX Technologies Inc.                             448,125
                                                        -----------
                                                            736,100
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $105,111,941)                                   140,479,897
                                                        -----------
WARRANTS -- 0.0% #
  (Cost $10,166)
     3    Emcor Group Inc, expires 12/15/1999+                    0
                                                        -----------

Principal
Amount
---------
U.S. TREASURY BILLS -- 0.5%
$  150,000 5.520%++ 01/11/1996**                            149,757
   650,000 5.600%++ 04/04/1996**                            640,848
                                                        -----------
TOTAL U.S. TREASURY BILLS
  (Cost $790,605)                                           790,605
                                                        -----------
REPURCHASE AGREEMENT -- 5.9%
  (Cost $9,107,866)
 9,107,866 Agreement with Merrill Lynch & Company Inc.,
            5.580% dated 12/29/1995, to be repurchased at
            $9,113,513 on 01/02/1996, collateralized by
            $9,083,000 U.S. Treasury Notes, 4.750%- 7.500%
            having maturities ranging from 08/31/1998
            through 05/15/2002 (value $9,375,312)                  9,107,866
                                                                 -----------
SHORT-TERM INVESTMENTS -- 1.5%
  (Cost $2,310,800)
2,310,800    Navigator Tax-Free Money Market Fund                         $  2,310,800
                                                                          ------------
TOTAL INVESTMENTS
  (Cost $117,331,378*)                                            99.3%    152,689,168
OTHER ASSETS AND
  LIABILITIES (Net)                                                0.7       1,070,071
                                                                 -----    ------------
NET ASSETS                                                       100.0%   $153,759,239
                                                                 =====    ============

----------------
 * Aggregate cost for Federal tax purposes.
** Securities pledged as collateral for futures contracts.
 + Non-income producing security
++ Rate represents annualized yield at date of purchase.
# Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.



Number of                                               Unrealized
Contracts                                              Depreciation
---------                                              ------------
FUTURES CONTRACTS --
  LONG POSITION
43        S&P 500 Index, March 1996                        ($74,105)
                                                           ========


The Munder Growth & Income Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------

Shares                                                   Value
------                                                   -----

COMMON STOCKS -- 86.6%

   Automobile Parts and Equipment -- 1.9%
49,700    Johnson Controls Inc.                         $ 3,416,875
                                                        -----------
   Banking and Finance -- 14.4%
 54,000   BankAmerica Corporation                         3,496,500
 39,600   Federal National Mortgage Association           4,915,350
129,000   Great Western Financial Corporation             3,289,500
 66,000   KeyCorp (New)                                   2,392,500
 71,000   Mellon Bank Corporation                         3,816,250
135,000   Norwest Corporation                             4,455,000
 75,000   Wachovia Corporation, (New)                     3,431,250
                                                        -----------
                                                         25,796,350
                                                        -----------
   Chemicals -- 3.3%
 39,000   duPont (E.I.) de Nemours & Company              2,725,125
252,000   Ethyl Corporation                               3,150,000
                                                        -----------
                                                          5,875,125
                                                        -----------
   Electrical Equipment -- 1.4%
70,000    Cooper Industries Inc.                          2,572,500
                                                        -----------
   Electrical Machinery -- 2.0%
51,000    General Electric Corporation                    3,672,000
                                                        -----------
   Food Processing -- 1.4%
80,000    Sara Lee Corporation                            2,550,000
                                                        -----------
   Holding Companies -- Diversified -- 1.8%
48,000    Textron, Inc.                                   3,240,000
                                                        -----------
   Insurance -- 2.8%
43,641    Allstate Corporation                            1,794,736
61,000    Lincoln National Corporation Ltd.               3,278,750
                                                        -----------
                                                          5,073,486
                                                        -----------
   News and Publishing -- 1.2%
25,000    McGraw-Hill Companies Inc.                      2,178,125
                                                        -----------
   Office Equipment -- 2.1%
75,187    Avery Dennison Corporation                      3,768,748
                                                        -----------
   Oil and Petroleum -- 6.0%
43,000    Exxon Corporation                               3,445,375
32,000    Mobil Corporation                               3,584,000
47,000    Texaco Inc.                                     3,689,500
                                                        -----------
                                                         10,718,875
                                                        -----------
   Paper -- 2.2%
47,000    Kimberly-Clark Corporation                      3,889,250
                                                        -----------
   Pharmaceuticals -- 8.5%
36,000    American Home Products Corporation              3,492,000
42,000    Bristol-Myers Squibb                            3,606,750
50,000    Merck & Company Inc.                            3,287,500
44,225    Pharmacia & Upjohn Incorporated                 1,713,719
56,000    Schering-Plough                                 3,066,000
                                                        -----------
                                                         15,165,969
                                                        -----------
   Publishing/Printing -- 1.0%
64,000    Deluxe Corporation                              1,856,000
                                                        -----------
   Railroads -- 1.8%
84,000    Illinois Central Corporation                    3,223,500
                                                        -----------
   Real Estate -- 5.1%
100,000   FelCor Suite Hotels                             2,775,000
 92,000   Health Care Property Investors                  3,231,500
 90,000   Meditrust SBI                                   3,138,750
                                                        -----------
                                                          9,145,250
                                                        -----------
   Retail -- 2.9%
81,000    Genuine Parts Co.                               3,321,000
47,076    Sears Roebuck & Co.                             1,835,964
                                                        -----------
                                                          5,156,964
                                                        -----------
   Telecommunications -- 7.2%
 53,000   AT&T Corporation                                3,431,750
132,000   Frontier Corporation                            3,960,000
 57,000   SBC Communications Inc.                         3,277,500
 60,000   US West Inc.                                    2,145,000
                                                        -----------
                                                         12,814,250
                                                        -----------
   Tobacco -- 1.8%
35,000    Phillip Morris Companies                        3,167,500
                                                        -----------
   Utilities -- Electric -- 9.7%
134,000   DPL Inc.                                        3,316,500
119,000   DQE Inc.                                        3,659,250
 72,000   Duke Power Company                              3,411,000
 77,500   FPL Group Inc.                                  3,594,063
111,000   PECO Energy Company                             3,343,875
                                                        -----------
                                                         17,324,688
                                                        -----------
   Utilities -- Natural Gas -- 5.2%
139,271   MCN Corp. Holding Co.                           3,238,051
 87,000   Pan Handle Eastern Corporation                  2,425,125
 72,377   Tenneco Inc.                                    3,591,709
                                                        -----------
                                                          9,254,885
                                                        -----------
   Utilities -- Water -- 2.2%
102,000   American Water Works                            3,965,250
                                                        -----------
   Waste Management -- 0.7%
44,000    Browning-Ferris Industries, Inc.                1,298,000
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $126,737,980)                                   155,123,590
                                                        -----------
   CONVERTIBLE PREFERRED STOCKS -- 4.5%
29,000    First Bank Systems Inc., $3.5625, Pfd. Conv.    2,486,750
45,000    General Motors Corporation, $3.25, Class C,
            Pfd. Conv.                                    3,296,250
47,000    SunAmerica Inc., $2.78, Series D, Pfd. Conv.    2,250,125
                                                        -----------
TOTAL CONVERTIBLE PREFERRED
  STOCKS (Cost $6,170,937)                                8,033,125
                                                        -----------

Principal
Amount                                                                       Value
---------                                                                    -----
CONVERTIBLE BONDS AND NOTES -- 4.7%
$2,000,000   Browning-Ferris Industries, Inc., Conv., 6.750% due
               07/18/2005                                                 $1,997,500
   800,000   Liebert Corporation, Conv. Senior Debenture, 8.000% due
               11/15/2010                                                  2,328,000
 2,500,000   Michael Stores Inc., Conv. Bond, 4.750% due 01/15/2003        1,962,500
 2,200,000   Pennzoil Company, Conv. Bond, 4.750% due 10/01/2003           2,233,000
                                                                          ----------
TOTAL CONVERTIBLE BONDS
  AND NOTES (Cost $8,088,553)                                              8,521,000
                                                                          ----------
REPURCHASE AGREEMENT -- 3.8%
  (Cost $6,821,027)
6,821,027    Agreement with Merrill Lynch & Company Inc., 5.580% dated
               12/29/1995 to be repurchased at $6,825,256 on
               01/02/1996, collateralized by $6,718,000 U.S. Treasury
               Notes, 6.500% -- 7.875% having maturities ranging from
               05/15/1997 through 04/15/1998 (value $7,021,320)            6,821,027
                                                                          ----------
TOTAL INVESTMENTS
  (Cost $147,818,497*)                                           99.6%   178,498,742
OTHER ASSETS AND
  LIABILITIES (Net)                                               0.4        691,025
                                                                -----   ------------
NET ASSETS                                                      100.0%  $179,189,767
                                                                =====   ============

----------------
* Aggregate cost for Federal tax purposes.

See Notes to Financial Statements.


The Munder Value Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------

Shares                                                   Value
------                                                   -----

COMMON STOCKS -- 90.5%

   Apparel -- 2.2%
16,300    Jones Apparel Group Inc.+                      $  641,812
                                                         ----------
   Banking and Financial Services -- 15.9%
27,000    Ahmanson (H.F.) & Company                         715,500
14,000    BankAmerica Corporation                           906,500
 6,900    Finova Group Inc.                                 332,925
 4,200    First Interstate Bancorp+                         573,300
30,000    Great Western Financial Corporation               765,000
37,400    Jefferson Banco                                   719,950
41,300    Springfield Institution for Savings+              676,288
                                                        -----------
                                                          4,689,463
                                                        -----------
   Basic Industries -- 1.9%
23,900    Fletcher Challenge Ord.                           552,688
                                                        -----------
   Computer Hardware, Software or Services
            -- 5.7%
23,000    Compaq Computer Corporation+                    1,104,000
50,000    Computer Products Inc.                            575,000
                                                        -----------
                                                          1,679,000
                                                        -----------
   Computer-Semiconductors -- 2.2%
11,600    Intel Corporation                                 658,300
                                                        -----------
   Electronics -- 7.6%
15,500    Lam Research Corporation+                         709,125
26,700    Lattice Semiconductor Corporation                 871,087
14,200    Raytheon Company                                  670,950
                                                        -----------
                                                          2,251,162
                                                        -----------
   Engineering -- 2.0%
51,800    Insituform Technologies, Class A+                 602,175
                                                        -----------
   Food and Beverages -- 1.1%
10,000    Canandaigua Wine Company, Inc., Class A+          326,250
   100    Rykoff-Sexton Inc.                                  1,750
                                                        -----------
                                                            328,000
                                                        -----------
   Health Care -- 1.3%
9,000     HealthCare COMPARE Corporation                    391,500
                                                        -----------
   Industrial -- 4.7%
25,000    Praxair Inc.                                      840,625
 7,000    TRW Inc.                                          542,500
                                                        -----------
                                                          1,383,125
                                                        -----------
   Insurance -- 10.5%
16,100    ACE Limited                                       639,975
20,100    Allstate Corporation                              826,612
 9,400    CIGNA Corporation                                 970,550
28,000    Prudential Reinsurance Holdings                   654,500
                                                        -----------
                                                          3,091,637
                                                        -----------
   Machine-Diversified -- 1.3%
7,700     Tecumseh Products Company, Class A                398,475
                                                        -----------
   Oil and Gas -- 8.8%
19,700    Columbia Gas System Inc.                          864,338
10,500    du Pont (E.I.) de Nemours & Company               733,687
39,600    Union Pacific Resources Group                   1,004,850
                                                        -----------
                                                          2,602,875
                                                        -----------
   Pharmaceuticals -- 4.4%
 6,100    American Home Products Corporation                591,700
18,650    Pharmacia & Upjohn Incorporated                   722,687
                                                        -----------
                                                          1,314,387
                                                        -----------
   Restaurants -- 0.9%
40,000    Ryan's Family Steak Houses Inc.+                  280,000
                                                        -----------
   Telecommunications -- 9.1%
10,400    American Telephone & Telegraph Corporation        673,400
19,900    Frontier Corporation                              597,000
13,000    Harris Corporation                                710,125
26,900    MCI Communications Corporation                    702,763
                                                        -----------
                                                          2,683,288
                                                        -----------
   Transportation -- 1.4%
15,000    Midwest Express Holdings+                         416,250
                                                        -----------
   Utilities -- 5.9%
11,000    DQE Inc.                                          338,250
15,200    Entergy Corporation, New                          444,600
 7,100    FPL Group Inc.                                    329,263

11,100    Illinova Corporation                              333,000
11,200    TECO Energy Inc.                                  287,000
                                                        -----------
                                                          1,732,113
                                                        -----------
   Other -- 3.6%
7,700     Textron, Inc.                                     519,750
5,600     United Technologies Corporation                   531,300
                                                        -----------
                                                          1,051,050
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $25,250,959)                                     26,747,300
                                                        -----------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 6.0%
  (Cost $1,793,000)
$1,793,000   Agreement with Morgan (J.P.) & Company, 5.600% dated
               12/29/1995 to be repurchased at $1,794,116 on
               01/02/1996, collateralized by $1,459,000 U.S. Treasury
               Notes, 8.000% due 11/15/2021 (value $1,829,221)            1,793,000
                                                                         ----------
TOTAL INVESTMENTS
  (Cost $27,043,959*)                                             96.5%   28,540,300
OTHER ASSETS AND
  LIABILITIES (Net)                                                3.5     1,021,744
                                                                 -----   -----------
NET ASSETS                                                       100.0%  $29,562,044
                                                                 =====   ===========

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

See Notes to Financial Statements.



The Munder Balanced Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

Shares                                                   Value
------                                                   -----

COMMON STOCKS -- 56.3%

   Advertising -- 0.7%
10,000    Omnicom Group Inc.                            $   372,500
                                                        -----------
   Apparel -- 0.5%
 3,700    Jones Apparel Group Inc.+                         145,688
11,200    Warnaco Group, Class A                             98,750
                                                        -----------
                                                            244,438
                                                        -----------
   Automobile Parts and Equipment -- 0.5%
12,390    Mark IV Industries Inc.                           244,703
                                                        -----------
   Banking and Financial Services -- 8.7%
 4,500    Automatic Data Processing, Inc.                   334,125
 3,300    BankAmerica Corporation                           213,675
20,000    Equifax Inc.                                      427,500
 4,700    Federal National Mortgage Assocation              583,387
 3,550    Finova Group Inc.                                 171,287
 8,560    First Data Corporation                            572,450
 2,600    First Interstate Bancorp+                         354,900
13,800    Green Tree Financial Corporation                  363,975
 2,700    Household International Inc.                      159,637
 3,200    MBNA Corporation                                  118,000
15,000    Norwest Corporation                               495,000
 2,600    Oxford Resources Corporation, Class A+             58,500
 3,900    PMI Group Inc.                                    176,475
 3,700    Travelers Group Inc.                              232,637
 8,100    Wachovia Corporation, New                         370,575
                                                        -----------
                                                          4,632,123
                                                        -----------
   Broadcasting -- Cable -- 0.5%

4,950     Infinity Broadcasting Corporation, Class A+       184,388
4,650     Renaissance Communications Corporation+           102,881
                                                        -----------
                                                            287,269
                                                        -----------
   Building and Building Supplies -- 0.9%
4,100     Oakwood Homes Corporation                         157,338
8,000     Sherwin-Williams Company                          326,000
                                                        -----------
                                                            483,338
                                                        -----------
   Chemicals -- 1.8%
 7,000    Avery Dennison Corporation                        350,875
 1,900    Monsanto Company                                  232,750
10,000    Morton International Inc.                         358,750
                                                        -----------
                                                            942,375
                                                        -----------
   Computer Hardware, Software or Services -- 4.5%
2,600     Adobe Systems                                     161,200
3,000     Baan Company NV+                                  135,750
4,100     BMC Software Inc.+                                175,275
3,100     Cadence Design Systems Inc.+                      130,200
2,700     Ceridian Corporation+                             111,375
3,400     Compaq Computer Corporation+                      163,200
3,500     Electronic Arts Inc.+                              91,437
5,400     Epic Design Technology+                           113,400
  700     HBO & Company                                      53,638
4,600     Hewlett-Packard Company                           385,250
9,000     Oracle Corporation+                               381,375
2,000     Seagate Technology Inc.                            95,000
1,300     Shiva Corporation+                                 94,575
6,000     Tektronix Inc.                                    294,750
  500     U.S. Robotics Corporation                          43,875
                                                        -----------
                                                          2,430,300
                                                        -----------
   Consumer Services -- 0.2%
3,900     CUC International Inc.+                           133,088
                                                        -----------
   Diversified -- 4.8%
 7,000    AlliedSignal Inc.                                 332,500
 4,600    Corrections Corporation of America+               170,775
11,500    Loral Corporation                                 406,812
 7,600    Raytheon Corporation                              359,100
 5,000    Textron, Inc.                                     337,500
 7,400    Thermo Electron Corporation+                      384,800
15,100    Tyco International Ltd.                           537,937
                                                        -----------
                                                          2,529,424
                                                        -----------
   Drugs -- 4.3%
 4,100    American Home Products Corporation                397,700
 6,500    Merck & Company Inc.                              427,375
16,200    Mylan Labs Inc.                                   380,700
 7,000    Pfizer, Inc.                                      441,000
 9,200    Schering-Plough Corporation                       503,700
 3,000    Teva Pharmaceuticals, ADR                         139,125
                                                        -----------
                                                          2,289,600
                                                        -----------
   Electrical Equipment -- 2.4%
4,000     Emerson Electric Company                          327,000
7,900     Federal Signal Corporation                        204,413
5,100     General Electric Company                          367,200
5,400     Johnson Controls Inc.                             371,250
                                                        -----------
                                                          1,269,863
                                                        -----------
   Electronics -- 1.4%

3,600     Bay Networks Inc.+                                148,050
5,300     Cabletron Systems Inc.+                           429,300
2,100     Cisco Systems Inc.+                               156,712
                                                        -----------
                                                            734,062
                                                        -----------
   Entertainment -- 0.3%
3,600     Viacom Inc., Class B (non- voting)+               170,550
                                                        -----------
   Environmental Services -- 0.7%
11,700    Browning-Ferris Industries Inc.                   345,150
                                                        -----------
   Food and Beverages -- 1.8%
 7,500    PepsiCo Inc.                                      419,062
17,200    Sara Lee Corporation                              548,250
                                                        -----------
                                                            967,312
                                                        -----------
   Food Processing -- 0.3%
2,900     Pioneer Hi-Bred International                     161,312
                                                        -----------
   Home Furnishings -- 0.3%
7,600     Leggett & Platt Inc.                              184,300
                                                        -----------
   Hotels and Restaurants -- 1.4%
4,400     Boston Chicken Inc.+                              141,350
3,800     Harrah's Entertainment Inc.                        92,150
4,525     La Quinta Inns Inc.                               123,872
8,000     McDonald's Corporation                            361,000
1,900     Promus Companies Inc.                              42,275
                                                        -----------
                                                            760,647
                                                        -----------
   Household Products -- 1.1%
6,200     Lancaster Colony Corporation                      230,950
4,200     Procter & Gamble Company                          348,600
                                                        -----------
                                                            579,550
                                                        -----------
   Insurance -- 1.9%
5,550     American International Group Inc.                 513,375
  800     General Re Corporation                            124,000
4,900     MBIA Inc.                                         367,500
                                                        -----------
                                                          1,004,875
                                                        -----------
   Medical Services -- 2.7%
 4,900    Apria Healthcare Group+                           138,425
 9,140    Columbia/HCA Healthcare Corporation               463,855
 7,000    Emeritus Corporation+                              81,375
21,700    HEALTHSOUTH Corporation+                          632,013
 2,400    Omnicare, Inc.                                    107,400
                                                        -----------
                                                          1,423,068
                                                        -----------
   Medical Supplies -- 1.7%
3,000     Boston Scientific Corporation+                    147,000
7,400     Johnson & Johnson                                 633,625
2,400     Nellcor Inc.                                      141,000
                                                        -----------
                                                            921,625
                                                        -----------
   Metals and Mining -- 0.3%

4,600     Minerals Technologies Inc.                        167,900
                                                        -----------
   Natural Gas -- 0.7%
10,000    Enron Corporation                                 381,250
                                                        -----------
   Office Equipment -- 0.5%
7,000     Danka Business Systems, ADR                       259,000
                                                        -----------
   Railroads -- 1.2%
2,500     Burlington Northern Santa Fe                      195,000
2,400     CSX Corporation                                   109,500
8,000     Illinois Central Corporation                      307,000
                                                        -----------
                                                            611,500
                                                        -----------
   Recreation -- 0.9%
13,400    Carnival Corporation, Class A                     326,625
 7,000    Sunglass Hut International+                       166,250
                                                        -----------
                                                            492,875
                                                        -----------
   Retail -- 2.1%
14,700    Consolidated Stores Corporation+                  319,725
 2,400    NIKE Inc., Class B                                167,100
 5,900    Viking Office Products Inc.+                      274,350
11,200    Walgreen Company                                  334,600
                                                        -----------
                                                          1,095,775
                                                        -----------
   Semiconductors -- 1.8%
5,800     Applied Materials Inc.+                           228,375
2,500     Burr-Brown Corporation+                            63,750
1,900     Lattice Semiconductor Corporation                  61,987
9,300     Linear Technology Corporation                     365,025
5,600     Micron Technology Inc.                            145,600
1,500     Tencor Instruments+                                36,563
  800     Texas Instruments Inc.                             41,400
                                                        -----------
                                                            942,700
                                                        -----------
   Telecommunications -- 2.5%
 2,300    American Telephone & Telegraph Corporation        148,925
 8,500    Century Telephone Enterprise                      269,875
 6,000    SBC Communications Inc.                           345,000
15,500    WorldComm Inc.+                                   546,375
                                                        -----------
                                                          1,310,175
                                                        -----------
   Telecommunications -- Equipment -- 0.9%
3,200     Motorola, Inc.                                    182,400
3,300     Newbridge Networks+                               136,537
3,700     Tellabs, Inc.+                                    136,900
                                                        -----------
                                                            455,837
                                                        -----------
   Telecommunications -- Services -- 0.8%
6,000     AirTouch Communications Inc.+                     169,500
4,800     Allen Group Inc.                                  107,400
2,700     Glenayre Technologies Inc.+                       168,075
                                                        -----------
                                                            444,975
                                                        -----------
   Toiletries -- 0.8%
7,900     Gillette Company                                  411,788
                                                        -----------

   Transportation-Air -- 0.4%
1,400     Delta Airlines Inc.                              103,425
  500     UAL Corporation+                                  89,250
                                                        -----------
                                                           192,675
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $24,262,507)                                    29,877,922
                                                        -----------

Principal
Amount
---------
CORPORATE BONDS AND NOTES -- 5.5%
   Consumer Goods -- 0.6%
$350,000  Lowe's Corporation, MTN, 6.375% due
            12/15/2005                                      351,488
                                                        -----------
   Consumer Services -- 0.7%
350,000   Xerox Corporation, MTN, 6.500% due 06/29/2000     357,219
                                                        -----------
   Finance -- 2.4%
500,000   Associates Corporation of North America,          505,625
            Notes, 6.375% due 11/15/2005
400,000   NYNEX, MTN,                                       468,500
            8.750% due 12/01/2004
          Sears Acceptance Corporation, MTN:
100,000     6.180% due 12/01/2000                           100,625
200,000     6.050% due 12/14/2000                           200,500
                                                        -----------
                                                          1,275,250
                                                        -----------
   Industrial -- 1.8%
150,000   Browning-Ferris Inc., MTN, 7.875% due
            03/15/2005                                      168,563
500,000   ICI Wilmington, Inc., Notes, 8.750% due
            05/01/2001                                      563,750
200,000   Snap-On Inc., MTN,
            6.625% due 10/01/2005                           209,000
                                                        -----------
                                                            941,313
                                                        -----------
TOTAL CORPORATE BONDS AND
  NOTES (Cost $2,875,695)                                 2,925,270
                                                        -----------
Principal
Amount                                                     Value
---------                                                  -----

FOREIGN BONDS -- 3.4%
 350,000  African Development Bank, Notes,
            6.750% due 07/30/1999                       $   360,500
 500,000  Inter-American Development Bank, Notes,
            7.000% due 06/15/2025                           530,625
 170,000  Telecom Corporation New Zealand,
            6.500% due 10/11/2001                           174,250
 675,000  Tenaga Nasional Bernad, Notes, 7.875% due
            06/15/2004++                                    741,656
                                                        -----------
TOTAL FOREIGN BONDS
  (Cost $1,741,724)                                       1,807,031
                                                        -----------
MORTGAGE BACKED SECURITIES -- 9.1%

   Collateralized Mortgage Obligation -- 0.8%
472,122   General Electric Capital Mortgage Services,
            Series #1994-25, Class A, 6.000% due
            09/25/2024                                      444,108
                                                        -----------
   Federal National Mortgage Association
      (FNMA) -- 6.1%
      FNMA:
1,055,000 Pool #100081,
            11.500% due 08/20/2016                        1,220,833
  727,472 Pool #303105,
            11.000% due 11/01/2020                          813,177
  248,305 Pool #250345,
            7.000% due 09/01/2025                           250,400
  945,415 Pool #0303020,
            7.000% due 10/25/2025                           953,392
                                                        -----------
                                                          3,237,802
                                                        -----------
   Government National Mortgage Association
     (GNMA) -- 2.2%
     GNMA:
 753,772  Pool #780096,
            11.000% due 04/15/2021                          849,878
   GNMA:
 289,023  Pool #410296,
            8.000% due 11/15/2025                           301,125
                                                        -----------
                                                          1,151,003
                                                        -----------
TOTAL MORTGAGE BACKED SECURITIES
  (Cost $4,706,001)                                       4,832,913
                                                        -----------
U.S. TREASURY OBLIGATIONS -- 13.8%

   U.S. Treasury Bond -- 4.5%
1,900,000 8.000% due 11/15/2021                           2,377,014
                                                        -----------
   U.S. Treasury Notes -- 8.4%
2,000,000 6.125% due 07/31/1996                           2,009,980
1,070,000 4.375% due 08/15/1996                           1,064,373
  500,000 8.625% due 08/15/1997                             526,300
  175,000 5.875% due 08/15/1998                             177,718
  650,000 6.750% due 06/30/1999                             679,490
                                                        -----------
                                                          4,457,861
                                                        -----------
   U.S. Treasury Strip -- 0.9%
1,025,000 Zero Coupon due 11/15/2014                        450,252
                                                        -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $6,891,511)                                       7,285,127
                                                        -----------
REPURCHASE AGREEMENT -- 12.3%
  (Cost $6,538,057)
6,538,057    Agreement with Merrill Lynch & Company Inc., 5.580% dated
               12/29/1995 to be repurchased at $6,542,111 on
               01/02/1996, collateralized by $6,186,000 U.S. Treasury
               Bonds, 10.750% due 05/15/2003 and U.S. Treasury Notes,
               6.875% due 08/31/1999 (value $6,730,044)                   6,538,057
                                                                          ---------
                                               Value
                                               -----

TOTAL INVESTMENTS
  (Cost $47,015,495*)               100.4%   $53,266,320
OTHER ASSETS AND
  LIABILITIES
  (Net)                              (0.4)      (217,146)
                                    -----    -----------
NET ASSETS                          100.0%   $53,049,174
                                    =====    ===========

----------------
 *  Aggregate cost for Federal tax purposes.
 +  Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ABBREVIATIONS:
ADR -- American Depositary Receipt
MTN -- Medium Term Note

See Notes to Financial Statements.



The Munder Bond Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

Principal
Amount                                                     Value
---------                                                  -----

CORPORATE BONDS AND NOTES -- 16.7%

   Consumer Goods -- 2.4%
 4,650,000 Lowe's Corporation, MTN,
            6.375% due 12/15/2005                         4,669,762
                                                       ------------
   Consumer Services -- 2.0%
3,650,000 Xerox Corporation, MTN, 6.500%
           due 06/29/2000                                 3,725,285
                                                       ------------
   Finance -- 7.7%
4,500,000 Associates Corporation of North America,
            Notes,
            6.375% due 11/15/2005                         4,550,625
4,600,000 NYNEX, MTN,
            8.750% due 12/01/2004                         5,387,750
          Sears Acceptance Corporation, MTN:
1,500,000   6.180% due 12/01/2000                         1,509,375
3,000,000   6.050% due 12/14/2000                         3,007,500
                                                       ------------
                                                         14,455,250
                                                       ------------
   Industrial -- 2.1%
1,650,000 Browning-Ferris Inc., MTN,
            7.875% due 03/15/2005                         1,854,188
2,000,000 Snap-On Inc., MTN,
            6.625% due 10/01/2005                         2,090,000
                                                       ------------
                                                          3,944,188
                                                       ------------
   Retail -- 2.0%
3,560,000 Wal-Mart Stores, Inc., Notes,
            6.750% due 5/15/2002                          3,711,300
                                                       ------------
   Transportation -- 0.5%
1,000,000 Consolidated Rail Corporation, MTN, 7.000%
            due 07/01/1999                                1,038,750
                                                       ------------
TOTAL CORPORATE BONDS AND
  NOTES
  (Cost $31,032,765)                                     31,544,535
                                                       ------------
FOREIGN BONDS -- 7.4%
 3,950,000   African Development Bank, Notes,
               6.750% due 07/30/1999                      4,068,500
 4,500,000   Inter-American Development Bank, Notes,
               7.000% due 06/15/2025                      4,775,625
 1,830,000   Telecom Corporation New Zealand,
               6.500% due 10/11/2001                      1,875,750
 2,925,000   Tenaga Nasional Bernad, Notes,
               7.875% due 06/15/2004+                     3,213,844
                                                       ------------
TOTAL FOREIGN BONDS
  (Cost $13,510,969)                                     13,933,719
                                                       ------------
MORTGAGE BACKED SECURITIES -- 29.2%

   Federal National Mortgage Association
      (FNMA) -- 15.3%
      FNMA:
7,765,000    Pool #100081,
               11.500% due 08/20/2016                         8,985,561
8,083,017    Pool #303105,
               11.000% due 11/01/2020                         9,035,298
2,284,406    Pool #250345,
               7.000% due 09/25/2025                          2,303,680
8,508,738    Pool #0303020,
               7.000% due 10/25/2025                          8,580,530
                                                             ----------
                                                             28,905,069
                                                             ----------
   Government National Mortgage Association
      (GNMA) -- 9.2%
      GNMA:
8,375,243    Pool #780096,
               11.000% due 04/15/2021                         9,443,086
5,202,068    Pool #366732,
               6.500% due 03/15/2024                          5,164,678
2,591,238    Pool #410296,
               8.000% due 11/15/2025                          2,699,746
                                                             ----------
                                                             17,307,510
                                                             ----------
   Collateralized Mortgage Obligations (CMO) --
      4.7%
 3,080,000   CMO Tranche 60, Class F,
               9.000% due 08/01/2016                          3,199,096
 4,721,220   General Electric Capital Mortgage Services,
               Series 1994-25, Class A,
               6.000% due 09/25/2024                          4,441,080
             Merrill Lynch Mortgage Investors, Inc.:
   790,131     Series 87-C, 10.100% due 12/15/2007              837,784
   352,013     Series 89-B, 10.800% due 04/15/2009              373,048
                                                             ----------
                                                              8,851,008
                                                             ----------
TOTAL MORTGAGE BACKED SECURITIES
  (Cost $53,660,838)                                         55,063,587
                                                             ----------
U.S. TREASURY OBLIGATIONS -- 45.2%

   U.S. Treasury Bonds -- 22.4%
 3,000,000   7.250% due 11/15/1996                            3,050,070
 2,000,000   8.875% due 11/15/1998                            2,190,020
29,500,000   8.000% due 11/15/2021                           36,906,270
                                                             ----------
                                                             42,146,360
                                                             ----------
   U.S. Treasury Notes -- 21.6%
 23,000,000  6.125% due 07/31/1996                           23,114,768
  5,350,000  4.375% due 08/15/1996                            5,321,858
  4,315,000  8.625% due 08/15/1997                            4,541,969
  5,000,000  7.875% due 01/15/1998                            5,255,100
  1,825,000  5.875% due 08/15/1998                            1,853,342
    690,000  5.875% due 11/15/2005                              705,330
                                                             ----------
                                                             40,792,367
                                                             ----------
   U.S. Treasury Strip -- 1.2%
5,150,000 Zero Coupon due 11/15/2014                          2,262,240
                                                             ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $80,648,568)                                         85,200,967
                                                             ----------
Shares
------
SHORT-TERM INVESTMENTS -- 0.5%
  (Cost $841,879)
841,879      Dreyfus Cash Management Plus Fund               841,879
                                                        ------------
TOTAL INVESTMENTS
  (Cost $179,695,019*)                          99.0%    186,584,687
OTHER ASSETS AND
    LIABILITIES (Net)                            1.0       1,946,232
                                               -----    ------------
NET ASSETS                                     100.0%   $188,530,919
                                               =====    ============

----------------
 * Aggregate cost for Federal tax purposes.

 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ABBREVIATION:
MTN - Medium Term Note

See Notes to Financial Statements.


The Munder Intermediate Bond Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 14.8%
$7,000,000       American Express Company, Master Trust,
                   Series 1994-2, Class A,
                   7.600% due 08/15/2002                              $7,555,296
170,226          Chemical Bank, Grantor Trust, Series 1989-B,
                   8.900% due 12/15/1996                                 175,141
5,000,000        Dayton Hudson Credit Card Master Trust,
                   Series 1995-1A,
                   6.100% due 02/25/2002                               5,056,250
10,000,000       Greentree Floorplan Master Trust, Series
                   1995-1A, 4.583% due 12/13/2000++                   10,000,000
10,000,000       Household Affinity Credit Card Master Trust,
                   Series 1995-1A,
                   6.088% due 09/15/2002++                             9,994,000
10,000,000       ITT Floorplan,
                   5.456% due 02/15/2001++                            10,015,000
10,000,000       Peoples Bank Credit Card Master Trust,
                   Series 1994-2A,
                   5.411% due 03/15/2001++                            10,003,100
10,000,000       Sears Credit Company, Master Trust, Series
                   1995-4A, 5.283% due 01/15/2003++                   10,189,000
10,000,000       Standard Credit Card and Trust, Series
                   1990-6A, 9.375% due 07/10/1997                     10,693,480
                                                                     -----------
TOTAL ASSET-BACKED SECURITES
  (Cost $67,596,402)                                                  73,681,267
                                                                     -----------
CORPORATE BONDS AND NOTES -- 26.4%

   Bank and Financial Services -- 17.1%

  6,770,000      Associates Corporation of North America,
                   6.375% due 11/15/2005                               6,846,163
  5,400,000      Avco Financial Services, Inc., Senior Notes,
                   8.850% due 02/01/1996                               5,411,987
  6,000,000      British Telecommunications Finance BV,
                   Guaranteed Notes,
                   9.375% due 02/15/1999                               6,637,500
  8,595,000      Caterpillar Financial Service, 8.950% due
                   05/12/2000                                          9,576,205
  3,200,000      European Investment Bank, MTN,
                   7.350% due 06/01/1999                               3,360,000
  4,035,000      Ford Holdings, Inc., Guaranteed Notes,
                   9.250% due 07/15/1997                               4,251,881
  8,800,000      Ford Motor Credit Corporation, MTN,
                   6.113% due 02/22/1999++                             8,781,872
 10,000,000      International Lease Finance, 6.075% due
                   10/15/1997+                                        10,000,798
                 KFW International Finance, Inc., MTN:
  3,000,000        9.570% due 05/15/1996                               3,045,000
  2,000,000        9.600% due 05/31/1996                               2,035,000
  6,500,000      NYNEX, MTN,
                   8.750% due 12/01/2004                               7,613,125
                 Sears Acceptance Corporation, MTN:
  3,000,000        6.180% due 12/01/2000                               3,018,750
  6,000,000        6.050% due 12/14/2000                               6,015,000
  5,000,000      Union Bank of Switzerland, Delaware, MTN,
                   6.200% due 10/01/1998                               5,081,250
  3,500,000      U.S. West Financial Services, Inc., Note,
                   8.375% due 10/18/1999                               3,780,000
                                                                     -----------
                                                                      85,454,531
                                                                     -----------
   Industrial -- 7.9%
  8,000,000      American Home Products, 7.700% due 02/15/2000         8,540,000
  2,350,000      BP America, Inc.,
                   10.000% due 03/08/1996                              2,364,688
  3,200,000      Browning-Ferris Inc.,
                   7.875% due 03/15/2005                               3,596,000
 10,000,000      du Pont (E.I.) Nemour Inc., MTN,
                   6.210% due 10/11/2000                              10,187,500
  5,000,000      General Electric Company, Debenture,
                   7.875% due 09/15/1998                               5,268,750
  4,875,000      Knight Ridder Inc.,
                   6.300% due 12/15/2005                               4,893,281
  4,325,000      Snap-On Inc.,
                   6.625% due 10/01/2005                               4,519,625
                                                                     -----------
                                                                      39,369,844
                                                                     -----------
   Telecommunications and Utilities -- 1.4%
2,000,000        National Rural Utilities Cooperative, MTN,
                   9.640% due 05/19/1997                               2,107,500
3,000,000        Telecom Corporation New Zealand,
                   6.500% due 10/11/2001                               3,075,000
2,000,000        Virginia Electric & Power Company,
                   9.550% due 02/02/1996                               2,005,000
                                                                     -----------
                                                                       7,187,500
                                                                     -----------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $147,358,302)                                                132,011,875
                                                                     -----------

YANKEE BONDS -- 5.0%
  8,495,000      African Development Bank, Notes,
                   10.000% due 11/01/1997                              9,142,744
 10,000,000      Petronas Petroleum,
                   7.125% due 08/15/2005**                            10,587,500
  5,000,000      Province of Ontario, Notes, 8.250% due
                   04/08/1996                                          5,037,500
                                                                     -----------
TOTAL YANKEE BONDS
  (Cost $14,458,436)                                                  24,767,744
                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.9%
 3,083,401       Federal Home Loan Mortgage Corporation, Pool
                   #E61740,
                   9.000% due 04/01/2010                               3,238,534
10,000,000       Government Trust Certificates,
                   9.250% due 11/15/2001                              11,062,500
 5,440,836       SBA, Pool #502796,
                   6.750% due 11/25/2019++                             5,488,443
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $19,756,625)                                                19,789,477
                                                                     -----------
U.S. TREASURY OBLIGATIONS -- 47.2%

   U.S. Treasury Bill -- 5.9%
30,000,000       5.285%+++ due 04/04/1996                             29,586,008
                                                                     -----------
   U.S. Treasury Notes -- 41.3%
95,600,000       7.750% due 01/31/2000                               103,880,862
12,750,000       7.875% due 08/15/2001                                14,239,709
30,000,000       6.375% due 08/15/2002                                31,486,497
35,000,000       6.250% due 02/15/2003                                36,525,297
19,625,000       5.875% due 11/15/2005                                20,061,068
                                                                     -----------
                                                                     206,193,433
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $232,621,540)                                                235,779,441
                                                                     -----------
Shares                                                     Value
------                                                     -----

SHORT-TERM INVESTMENTS -- 0.9%
4,322,563    Dreyfus Cash Management Plus Fund               4,322,563
299,859      Federated Prime Obligations Fund                  299,859
TOTAL SHORT-TERM
  INVESTMENTS
  (Cost $4,622,422)                                          4,622,422
                                                          ------------
TOTAL INVESTMENTS
  (Cost $486,413,727*)                             98.2%   490,652,226
OTHER ASSETS AND
  LIABILITIES (Net)                                 1.8      8,782,280
                                                  -----   ------------
NET ASSETS                                        100.0%  $499,434,506
                                                  =====   ============

----------------
 *  Aggregate cost for Federal tax purposes.

 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  + Variable rate monthly demand notes are payable upon not more than thirty calendar days' notice. The interest rate shown reflects the rate currently in effect.

 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.

+++ Rate represents annualized yield at date of purchase.

ABBREVIATION:
MTN -- Medium Term Note.

See Notes to Financial Statements.


The Munder U.S. Government Income Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES -- 15.0%

   Finance -- 11.8%
$2,000,000       Associates Corporation of North America,
                   Series B, 10.500% due 03/12/1996                $  2,016,060
    37,870       Bank America National Trust, 9.000% due
                   03/01/2008                                            37,681
 6,500,000       British Telecommunications Finance BV,
                   Guaranteed Notes,
                   9.375% due 02/15/1999                              7,190,625
 4,100,000       General Electric Capital Corporation,
                   Debenture, 8.700% due 02/15/2003                   4,730,375
 5,000,000       Xerox Credit Corporation, Notes,
                   10.000% due 04/01/1999                             5,587,500
                                                                   ------------
                                                                     19,562,241
                                                                   ------------
   Integrated Oil -- 3.2%
4,000,000        Atlantic Richfield Company, Debenture,
                   10.875% due 07/15/2005                             5,385,000
                                                                   ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $23,690,222)                                                 24,947,241
                                                                   ------------
CANADIAN GOVERNMENT BOND -- 3.6%
      (Cost $6,189,194)
5,550,000        British Columbia Hydro, 15.000% due
                   04/15/2011                                         5,980,125
                                                                   ------------
ASSET-BACKED SECURITY -- 3.0%
  (Cost $5,006,250)
5,000,000        ITT Floorplan Receivables, Master Trust,
                   Series 1994-1, Class A,
                   5.45556% due 02/15/2001+                           5,007,500
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS
  -- 52.2%

   Federal Home Loan Mortgage Corporation (FHLMC) -- 15.8%
         FHLMC:

 4,615,412       Gold, Pool #A01048,
                   8.500% due 02/01/2020                              4,858,829
 5,000,000       Series 43, Class D,
                   10.000% due 06/15/2020                             5,779,548
 7,000,000       Series 117, Class G,
                   8.500% due 01/15/2021                              7,539,068
 8,000,000       Series 1583, Class L,
                   7.000% due 09/15/2023                              7,972,143
                                                                   ------------
                                                                     26,149,588
                                                                   ------------
   Federal Housing Authority/Veterans
               Administration (FHA/VA) -- 3.8%
     FHA,
  999,615        Azalea Garden, Series 051-11086,
                   8.375% due 08/30/2030                              1,040,536
     FHA/VA,
5,199,766        Pool #355533,
                   6.750% due 11/15/2028                              5,212,766
                                                                   ------------
                                                                      6,253,302
                                                                   ------------

   Federal National Mortgage Association
      (FNMA) -- 24.1%
     FNMA:
   288,970       Pool #040305,
                   11.500% due 02/01/2014                               325,001
 4,719,859       Pool #250323,
                   7.000% due 06/01/2002                              4,811,306
 4,431,247       Pool #303645,
                   11.000% due 09/01/2019                             4,953,303
 8,000,000       REMIC, Series 1990-131, Class G,
                   8.750% due 11/25/2005                              8,474,851
 5,000,000       Series 1989-98, Class D, 9.200% due
                   04/25/2019                                         5,246,521
 7,500,000       Series 1990-120, Class H, 9.000% due
                   10/25/2020                                         8,293,731
 7,266,268       Series 1991-98, Class H, 8.750% due
                   08/25/2021                                         7,727,168
     FNMA:
    92,029       Series 58255,
                   11.500% due 11/01/2010                               103,504
   106,221       Series 81585,
                   11.500% due 07/01/2012                               119,466
                                                                   ------------
                                                                     40,054,851
                                                                   ------------
   Government National Mortgage Association
      (GNMA) -- 8.5%
                 GNMA:
7,980,055        Pool #406863,
                   7.250% due 07/15/2030                              8,142,150
1,000,726        Pool #415928,
                   8.000% due 10/15/2030                              1,041,380
  251,805        Pool #415929,
                   8.000% due 10/15/2030                                262,035
4,101,630        Pool #780103x,
                   11.000% due 02/15/2025                             4,624,587
                                                                   ------------
                                                                     14,070,152
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS
  (Cost $85,186,122)                                                 86,527,893
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 24.6%

   U.S. Treasury Bonds -- 23.2%
  8,000,000      10.750% due 08/15/2005                              10,997,119
  2,000,000      8.750% due 11/15/2008                                2,381,040
 20,000,000      8.125% due 08/15/2019                               25,136,598
                                                                   ------------
                                                                     38,514,757
                                                                   ------------
   U.S. Treasury Note -- 1.4%
2,000,000        9.125% due 05/15/1999                                2,232,360
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $35,597,188)                                               40,747,117
                                                                   ------------
Shares
------
SHORT-TERM INVESTMENT -- 0.0%#
  (Cost $9,206)
9,206        Federated Prime Obligations Fund                     9,206
                                                           ------------
TOTAL INVESTMENTS
    (Cost $155,678,182*)                            98.4%   163,219,082
OTHER ASSETS AND
  LIABILITIES (Net)                                  1.6      2,576,875
                                                   -----   ------------
NET ASSETS                                         100.0%  $165,795,957
                                                   =====   ============

----------------
* Aggregate cost for Federal tax purposes.

+ Floating Rate Note. The interest rate shown reflects the rate currently in effect.

# Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.


The Munder Michigan Triple Tax-Free Bond Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

                                                                           Rating
Principal                                                           -------------------
Amount                                                                S&P       Moody's      Value
-----------------------------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES -- 98.0%
   Michigan -- 98.0%

 $840,000    Birmingham Public Schools, School Building, GO,
               (MBIA Insured),
               5.000% due 05/01/2014                                  AAA         Aaa   $    804,300
   775,000   Caledonia Community Schools, GO, (AMBAC Insured),
               5.500% due 05/01/2022                                  AAA         Aaa        769,187
   600,000   Clintondale Community Schools, GO,
               5.250% due 05/01/2015                                   AA          Aa        584,250
 1,000,000   Dearborn Economic Development Corporation,
               (Oakwood Obligated Group), Series A,
               Pre-refunded,
               (MBIA Insured),
               6.950% due 08/15/2001                                  AAA         Aaa      1,146,250
   700,000   Dearborn School District, GO, (MBIA Insured),
               5.000% due 05/01/2014                                  AAA         Aaa        674,625
 1,000,000   Dexter Community Schools, GO,
               5.700% due 05/01/2014                                   AA          Aa      1,022,500
 1,000,000   Ferris State University, Michigan, Revenue
               Refunding, (MBIA Insured),
               5.250% due 10/01/2015                                  AAA         Aaa        976,250
 1,000,000   Grand Ledge, Michigan, Public Schools District,
               GO, Pre-refunded, (MBIA Insured Q-SBLF),
               6.600% due 05/01/2004                                  AAA         Aaa      1,155,000
   750,000   Grand Rapids, Michigan, Building Authority,
               Refunding and Improvement Revenue,
               5.500% due 04/01/2013                                   A+          A1        769,687
 1,000,000   Hastings, Michigan, School District, GO,
               (FGIC Insured Q-SBLF),
               5.625% due 05/01/2018                                  AAA         Aaa      1,010,000
   600,000   Holland, Michigan Electric Revenue,
               4.900% due 07/01/2006                                  AA-          Aa        601,500
   950,000   Hudsonville Public Schools, Series B, GO, (FGIC
               Insured), 6.000% due 05/01/2014                        AAA         Aaa      1,001,062
   500,000   Lansing Board of Water & Light, (Water Supply &
               Electric Utility Systems Revenue), Series A,
               6.200% due 07/01/2004                                   AA          Aa        556,875
   890,000   Lansing Sewer Disposal Systems Revenue, (FGIC
               Insured), 5.700% due 05/01/2009                        AAA         Aaa        922,263
 1,000,000   Lincoln Consolidated School District, GO,
               (FGIC Insured Q-SBLF),
               5.800% due 05/01/2014                                  AAA         Aaa      1,025,000
   700,000   Livonia Public School District, GO, (FGIC
               Insured), 5.125% due 05/01/2022                        AAA         Aaa        660,625
   600,000   Michigan Public Power Agency Revenue, (Belle River
               Project), Series A,
               5.250% due 01/01/2018                                  AA-          A1        582,000
   500,000   Michigan State Comprehensive Transportation
               Revenue, Series A,
               5.500% due 05/15/2022                                  AA-          A1        491,250
 1,000,000   Michigan State Hospital Financing Authority
               Revenue, (Henry Ford Continuing Care),
               6.750% due 07/01/2011                                   AA          Aa      1,081,250
 1,000,000   Michigan State Housing Development Authority,
               Series A, 6.450% due 12/01/2014                        AA+          NR      1,053,750
   700,000   Michigan State Trunk Line Highway Revenue, Series
               A, Pre-refunded,
               5.600% due 11/15/2010                                  AA-          A1        710,500
   500,000   Michigan State University Revenue, Series A,
               5.500% due 08/15/2022                                  AA-          A1        501,250
   700,000   Monroe County, Michigan, Municipal Building
               Authority Revenue,
               5.000% due 04/01/2006                                   A+          A         707,000
   650,000   Novi, Michigan, School District, GO,
               (FGIC Insured Q-SBLF),
               5.300% due 05/01/2014                                  AAA         Aaa        649,188
   500,000   Oakland Community College, Refunding and
               Improvement, GO, (MBIA Insured),
               5.250% due 05/01/2018                                  AAA         Aaa        486,250
 1,000,000   Plymouth-Canton, Michigan, Community School
               District, GO, Series A,
               6.625% due 05/01/2016                                   AA          Aa      1,068,750
   500,000   Rochester Community School District, GO,
               Pre-refunded, 6.500% due 05/01/2002                     AA          NR        555,625
   600,000   Royal Oak, Michigan, Hospital Finance Authority,
               Hospital Revenue, (William Beaumont Hospital),
               Series G, 5.500% due 11/15/2013                         AA          Aa        596,250
 1,000,000   Saint Johns, Michigan, Public Schools District,
               GO,
               (FGIC Insured Q-SBLF),
               5.625% due 05/01/2020                                  AAA         Aaa      1,008,750
   610,000   Traverse City Area Public Schools, GO, (FGIC
               Insured), 4.850% due 05/01/2007                        AAA         Aaa        597,038
   600,000   University of Michigan, Hospital Revenue, Series
               A, 5.500% due 12/01/2021                                AA          Aa        592,500
 1,000,000   Waterford Township School District, GO, (FGIC
               Insured), 6.250% due 06/01/2010                        AAA         Aaa      1,070,000
 1,000,000   West Bloomfield School District, GO, (MBIA
               Insured), 5.125% due 05/01/2014                        AAA         Aaa        968,750
                                                                                        ------------
TOTAL MUNICIPAL BONDS AND NOTES (Cost $25,465,272)                                        26,399,475
                                                                                        ------------
Shares
------

SHORT-TERM INVESTMENT -- 0.9% (Cost $236,292)
236,292 Navigator Tax-Free Money Market Fund                       236,292
                                                               -----------
TOTAL INVESTMENTS (Cost $25,701,564*)                  98.9%    26,635,767
OTHER ASSETS AND LIABILITIES (Net)                      1.1        298,858
                                                      -----    -----------
NET ASSETS                                            100.0%   $26,934,625
                                                      =====    ===========

---------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC    -- American Municipal Bond Assurance Corporation
FGIC     -- Federal Guaranty Insurance Corporation
GO       -- General Obligation Bonds
MBIA     -- Municipal Bond Investors Assurance
Q-SBLF   -- Qualified School Bond Loan Fund

See Notes to Financial Statements.



The Munder Tax-Free Bond Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

                                                                           Rating
Principal                                                           -------------------
Amount                                                                S&P       Moody's      Value
-----------------------------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES -- 98.0%

   Arizona -- 2.0%
$2,000,000   Arizona State University Student Fee Revenue,
               Pre-refunded,
               7.000% due 07/01/2002                                  AA          Aaa     $2,305,000
 1,600,000   Phoenix, Arizona Water Systems Revenue, ETM,
               8.000% due 06/01/2003                                  AAA         Aaa      1,944,000
                                                                                        ------------
                                                                                           4,249,000
                                                                                        ------------
   California -- 1.9%
 2,905,000   Perris, California Community Facilities Revenue,
               ETM, 8.750% due 10/01/2021                              NR         Aaa      4,219,513
                                                                                        ------------
   Connecticut -- 1.1%
 2,000,000   Connecticut State Transportation Infrastructure,
               Special Tax Obligation Revenue, Pre-refunded,
               6.750% due 06/01/2003                                  AAA          NR      2,280,000
                                                                                        ------------
   Florida -- 25.1%
             Florida State, Board of Education:
 2,000,000     Administrative Capital Revenue,
               8.400% due 06/01/2007                                   AA          Aa      2,637,500
               Capital Outlay, Refunding, Public Education, GO:
 3,000,000     Series A,
               5.500% due 06/01/2014                                   AA          Aa      3,030,000
 4,500,000     Series D,
               4.750% due 06/01/2022                                   AA          Aa      4,145,625
 2,500,000   Florida State Turnpike Authority Revenue,
               Department of Transportation, Series A, (FGIC
               Insured),
               5.500% due 07/01/2012                                  AAA         Aaa      2,546,875
             Gainesville, Florida, Utility Systems Revenue:
 2,465,000     ETM,
               8.125% due 10/01/2014                                  AAA         Aaa      3,300,019
 3,000,000     Series A,
               6.500% due 10/01/2012                                   AA          Aa      3,453,750
 3,000,000   Hillsborough County, Florida, School District
               Revenue, (MBIA Insured), 7.000% due 08/15/2005         AAA         Aaa      3,517,500
             Orlando, Florida, Utilities Commission, Water and
               Electric Revenue Refunding:
 4,900,000     Series A,
               5.000% due 10/01/2020                                  AA-          Aa      4,648,875
 5,000,000     Series D,
               6.750% due 10/01/2017                                  AA-          Aa      5,968,750
 1,375,000   Orlando & Orange Counties, Florida, Expressway
               Authority Revenue, ETM, (FGIC Insured),
               6.750% due 07/01/2019                                  AAA         Aaa      1,531,406
 4,135,000   Palm Beach County, Florida, GO,
               6.750% due 07/01/2011                                   AA          Aa      4,822,444
             Port Everglades, Florida, Port Authority Revenue,
               ETM:
 4,460,000     7.500% due 11/01/2006                                  AAA         Aaa      5,485,800
 7,600,000     7.125% due 11/01/2016                                  AAA         Aaa      9,481,000
                                                                                        ------------
                                                                                          54,569,544
                                                                                        ------------
   Georgia -- 10.2%
             Georgia State, GO:
 4,500,000     7.400% due 08/01/2007                                  AA+         Aaa      5,540,625
 2,000,000     Series B,
               6.250% due 03/01/2011                                  AA+         Aaa      2,242,500
 2,450,000     Series C,
               7.500% due 04/01/2001                                  AA+         Aaa      2,823,625
 5,130,000   Georgia State, Municipal Electric Power Authority
               Revenue,
               6.500% due 01/01/2012                                   A+          A       5,726,363
 5,100,000   Metro Atlanta Rapid Transit Authority, Series K,
               6.250% due 07/01/2018                                  AA-          A1      5,750,250
                                                                                        ------------
                                                                                          22,083,363
                                                                                        ------------
   Hawaii -- 1.1%
 2,000,000   Honolulu, Hawaii, GO,
               7.350% due 07/01/2008                                   AA          Aa      2,465,000
                                                                                        ------------
   Illinois -- 5.3%
 1,000,000   Addison, Illinois, Single-Family Mortgage Revenue,
               ETM,
               7.500% due 04/01/2011                                  AAA          NR      1,236,250
 2,000,000   Chicago, Illinois, Metropolitan Water Authority
               Revenue, partially ETM,                                            Aa,
               7.000% due 01/01/2011                                   AA         Aaa      2,385,000
 2,200,000   Chicago, Illinois, Public Building Commisssion
               Revenue, ETM,
               7.700% due 01/01/2006                                  AAA          A1      2,671,702
 4,500,000   Illinois State, Sales Tax Revenue, Series P,
               6.500% due 06/15/2022                                  AAA          A1      5,276,250
                                                                                        ------------
                                                                                          11,569,202
                                                                                        ------------
   Kansas -- 1.1%
 2,045,000   Shawnee County, Kansas, Series B, GO,
               Pre-refunded,
               7.375% due 09/01/2001                                  AA+         Aaa      2,351,750
                                                                                        ------------
   Maryland -- 2.3%
 5,000,000   Maryland State, State and Local Facilities, Second
               Series, GO,
               5.000% due 10/15/2007                                  AAA         Aaa      5,093,750
                                                                                        ------------
   Michigan -- 19.1%
 2,040,000   Avondale, Michigan, School District Revenue,
               8.250% due 05/02/2002                                   AA          Aa      2,460,750
 2,600,000   Clarkston, Michigan, Community Schools District,
               GO,
               (FGIC Insured Q-SBLF),
               5.550% due 05/01/2010                                  AAA         Aaa      2,665,000
 5,000,000   Grand Ledge, Michigan, Public Schools District,
               Refunding, GO,
               (MBIA Insured Q-SBLF),
               5.375% due 05/01/2024                                  AAA         Aaa      4,918,750
 1,840,000   Grand Rapids, Michigan, Community College, GO,
               (MBIA Insured),
               5.900% due 05/01/2019                                  AAA         Aaa      1,902,100
 2,000,000   Grand Rapids, Michigan, Water Supply Revenue,
               Pre-refunded, (FGIC Insured),
               7.000% due 01/01/2000                                  AAA         Aaa      2,237,500
 3,000,000   Lake Orion, Michigan, Community School District,
               Refunding, GO, (AMBAC Insured Q-SBLF),
               5.800% due 05/01/2015                                  AAA         Aaa      3,108,750
 5,800,000   Michigan State, Building Authority Revenue, Series I,
               6.500% due 10/01/2004                                  AA-          A       6,554,000
 9,000,000   Michigan State, Environmental Protection Program,
               GO,
               6.250% due 11/01/2012                                   AA          Aa     10,125,000
             Michigan State Hospital Financing Authority
               Revenue:
 2,250,000     Henry Ford Health System, (AMBAC Insured),
               6.000% due 09/01/2011                                  AAA         Aaa      2,438,438
 3,000,000     McLaren Obligated Group, Pre-refunded,
               7.500% due 09/15/2001                                   NR         Aaa      3,528,750
 1,515,000   Saline, Michigan, Area Schools District, GO,
               (FGIC Insured Q-SBLF),
               5.350% due 05/01/2010                                  AAA         Aaa      1,530,150
                                                                                        ------------
                                                                                          41,469,188
                                                                                        ------------
   Nevada -- 2.1%
             Clark County, Nevada, School District Revenue,
               Pre-refunded:
 2,000,000     7.650% due 05/01/2000                                   A+         Aaa      2,300,000
 2,000,000     (FGIC Insured),
               7.550% due 05/01/2000                                  AAA         Aaa      2,292,500
                                                                                        ------------
                                                                                           4,592,500
                                                                                        ------------
   New Jersey -- 1.1%
 2,350,000   Monmouth County, New Jersey, General Improvement,
               GO,
               4.500% due 09/01/2005                                  AA+         Aa1      2,314,750
                                                                                        ------------
   New Mexico -- 3.3%
 1,000,000   Albuquerque, New Mexico, Residential Mortgage
               Bonds, Series A, ETM,
               7.000% due 03/01/2004                                   NR         Aaa      1,146,250
 4,455,000   Farmington, New Mexico, Power Authority Revenue,
               Pre-refunded,
               9.875% due 07/01/2005                                  AAA         Aaa      6,120,159
                                                                                        ------------
                                                                                           7,266,409
                                                                                        ------------
   Ohio -- 1.1%
 2,000,000   Ohio State, GO,
               6.650% due 09/01/2009                                   AA          Aa      2,300,000
                                                                                        ------------
   Oklahoma -- 0.6%
 1,000,000   Blackwell, Oklahoma, Hospital and Trust Authority,
               First Mortgage Revenue, (Blackwell Regional
               Hospital), ETM,
               8.350% due 05/01/2009                                  AAA          NR      1,317,500
                                                                                        ------------
   South Carolina -- 2.7%
 5,000,000   South Carolina, State Public Service Authority
               Revenue,
               Series B, Pre-refunded,
               7.100% due 07/01/2001                                  AAA         Aaa      5,756,250
                                                                                        ------------
   Tennessee -- 2.9%
 6,100,000   Shelby County, Tennessee, Refunding, Series A, GO,
               5.500% due 04/01/2009                                  AA+          Aa      6,275,375
                                                                                        ------------
   Texas -- 8.7%
 2,750,000   Dallas, Texas, GO,
               5.000% due 02/15/2011                                  AAA         Aa1      2,705,312
 4,000,000   Houston, Texas, Airport Systems Revenue, ETM,
               9.500% due 07/01/2010                                  AAA         Aaa      5,660,000
 2,495,000   Plano, Texas, Independent School District, GO,
               (PSFG),
               8.500% due 02/15/2004                                  AAA         Aaa      3,156,175
 4,700,000   Sherman, Texas, Independent School District
               Refunding, GO, (PSFG),
               6.500% due 02/15/2020                                  AAA         Aaa      5,040,750
 2,000,000   Spring, Texas, Independent School District
               Authority, GO,
               (PSFG),
               6.875% due 08/15/2009                                  AAA         Aaa      2,310,000
                                                                                        ------------
                                                                                          18,872,237
                                                                                        ------------
   Virginia -- 1.9%
 2,085,000   Arlington County, Virginia, GO,
               6.000% due 08/01/2014                                  AAA         Aaa      2,220,525
 2,000,000   Richmond, Virginia, Public Improvement, Series A,
               GO,
               5.500% due 01/15/2016                                   AA          A1      1,987,500
                                                                                        ------------
                                                                                           4,208,025
                                                                                        ------------
   Washington -- 1.1%
 1,815,000   Douglas County, Washington, Public Utility
               District No. 1, GO, (Wells Hydroelectric
               Project), Pre-refunded,
               8.750% due 09/01/2006                                   A+         Aaa      2,454,787
                                                                                        ------------
   Wisconsin -- 3.3%
 6,145,000   Wisconsin State, GO, Series B,
               7.000% due 05/01/2004                                   AA          Aa      7,128,200
                                                                                        ------------
  TOTAL MUNICIPAL BONDS AND NOTES
    (Cost $197,620,816)                                                                  212,836,343
                                                                                        ------------
  TOTAL INVESTMENTS (Cost $197,620,816*)                                         98.0%   212,836,343
  OTHER ASSETS AND LIABILITIES (Net)                                              2.0      4,372,860
                                                                                -----   ------------
  NET ASSETS                                                                    100.0%  $217,209,203
                                                                                =====   ============

---------
* Aggregate cost for Federal tax puposes.

ABBREVIATIONS:
AMBAC    -- American Municipal Bond Assurance Corporation
ETM      -- Escrowed to Maturity
FGIC     -- Federal Guaranty Insurance Corporation
GO       -- General Obligation Bonds
MBIA     -- Municipal Bond Investors Assurance
PSFG     -- Permanent School Fund Guaranteed
Q-SBLF   -- Qualified School Bond Loan Fund

See Notes to Financial Statements.


The Munder Tax-Free Intermediate Bond Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
----------------------------------------------------------------------------

                                                                           Rating
Principal                                                           -------------------
Amount                                                                S&P       Moody's      Value
-----------------------------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES -- 98.5%

   Arizona -- 3.6%
$5,525,000   Arizona State Transportation Board, Highway
               Revenue, Series A,
               6.000% due 07/01/2000                                   AA          Aa   $  5,946,281
             Phoenix, Arizona, Civic Improvement Corporation,
               Wastewater System Revenue, Pre-refunded:
 4,000,000     6.000% due 07/01/2003                                  AAA          NR      4,435,000
 2,000,000     6.125% due 07/01/2003                                  AAA          NR      2,232,500
                                                                                        ------------
                                                                                          12,613,781
                                                                                        ------------
   California -- 5.9%
 6,100,000   Los Angeles County, California, Metropolitan
               Transportation Authority, Sales Tax Revenue,
               Series B, (AMBAC Insured),
               8.000% due 07/01/2003                                  AAA         Aaa      7,388,625
 6,070,000   Sacramento County, California, Sanitation District
               Financing Authority Revenue,
               9.000% due 12/01/2002                                   AA          Aa      7,678,550
 5,000,000   West Basin, California, Municipal Water District,
               COP,
               (AMBAC Insured), Pre-refunded,
               6.850% due 08/01/2000                                  AAA         Aaa      5,631,250
                                                                                        ------------
                                                                                          20,698,425
                                                                                        ------------
   Colorado -- 1.0%
 3,000,000   Poudre Valley, Colorado, Hospital District,
               Hospital Revenue, (AMBAC Insured), Pre-refunded,
               6.625% due 12/01/2001                                  AAA         Aaa      3,375,000
                                                                                        ------------
   Florida -- 5.6%

 6,500,000   Florida State, Board of Education, Capital Outlay,
               Series D,
               6.000% due 06/01/2005                                   AA          Aa      7,174,375
             Jacksonville, Florida, Electric Authority Revenue:
 5,000,000     Bulk Power Supply System Sherer, Series 4-1-A,
               Pre-refunded,
               6.750% due 10/01/2000                                   AA         Aaa      5,618,750
 3,100,000     St. John's River Power Park System, Series 10,
               6.500% due 10/01/2003                                   AA         Aa1      3,510,750
 3,000,000   Orlando, Florida, Utilities Commission, Water and
               Electric Revenue, Series A, Pre-refunded,
               6.500% due 10/01/2001                                  AA-         Aaa      3,386,250
                                                                                        ------------
                                                                                          19,690,125
                                                                                        ------------

   Georgia -- 1.9%
             Georgia State, GO:
 3,000,000     Series C,
               7.250% due 07/01/1999                                  AA+         Aaa      3,307,500
 3,000,000     Series D,
               7.400% due 08/01/1999                                  AA+         Aaa      3,330,000
                                                                                        ------------
                                                                                          6,637,500
                                                                                        ------------
   Hawaii -- 3.2%
             Hawaii State, GO:
 3,000,000     Series BS, Pre-refunded,
               7.125% due 09/01/2000                                   AA         Aaa      3,397,500
 3,000,000     Series BZ,
               6.250% due 10/01/2002                                   AA          Aa      3,330,000
 3,650,000   Honolulu, Hawaii, City and County, GO, Series A,
               ETM,
               10.000% due 08/01/2000                                  AA         Aaa      4,512,313
                                                                                        ------------
                                                                                          11,239,813
                                                                                        ------------
   Illinois -- 1.1%
 3,500,000   Chicago, Illinois, Metropolitan Water District,
               Capital Improvement,
               6.700% due 01/01/2003                                   AA          Aa      3,950,625
                                                                                        ------------
   Maryland -- 5.6%
 5,000,000   Maryland State Department of Transportation,
               4.250% due 12/15/2002                                   AA          Aa      4,912,500
 3,000,000   Maryland State, GO,
               4.375% due 08/01/2003                                  AAA         Aaa      2,988,750
             Montgomery County, Maryland, Consolidated Public
               Improvement, GO:
 4,000,000     Series A,
               5.200% due 10/01/2001                                  AAA         Aaa      4,180,000
 3,750,000     Series B,
               6.875% due 10/01/2000                                  AAA         Aaa      4,176,562
 3,030,000   Washington, Maryland, Suburban Sanitary District,
               (General Construction),
               Series 1, Pre-refunded,
               6.900% due 06/01/2000                                  AAA         Aaa      3,404,962
                                                                                        ------------
                                                                                          19,662,774
                                                                                        ------------
   Massachusetts -- 5.3%
 5,000,000   Massachusetts Bay Transportation Authority, Series
               B, Pre-refunded,
               7.800% due 03/01/2001                                   A+         Aaa      5,881,250
11,000,000   Massachusetts Water Resource Authority Revenue,
               Series A,
               Pre-refunded,
               6.750% due 07/15/2002                                  AAA         Aaa     12,622,500
                                                                                        ------------
                                                                                          18,503,750
                                                                                        ------------
   Michigan -- 30.6%
 2,500,000   Caledonia, Michigan, Community, (AMBAC Insured),
               Pre-refunded,
               6.700% due 05/01/2002                                  AAA         Aaa      2,853,125
10,200,000   Chippewa Valley, Michigan, Schools, GO, (FGIC
               Insured), Pre-refunded,
               6.375% due 05/01/2001                                  AAA         Aaa     11,322,000
             Gaylord, Michigan Community Schools, GO:
 1,075,000     7.000% due 05/01/2001                                   AA          Aa      1,205,344
 3,350,000     Pre-refunded,
               6.600% due 05/01/2002                                   AA          Aa      3,793,875
 2,400,000   Grand Rapids, Michigan, Public Schools, GO,
               8.000% due 05/01/1999                                  AA-          Aa      2,679,000
 3,500,000   Grand Rapids, Michigan, Water Supply Revenue,
               Series 1988, Pre-refunded,
               7.875% due 01/01/1998                                  AAA         Aaa      3,823,750
 3,000,000   Howell, Michigan, Public School District, GO,
               Pre-refunded,
               7.000% due 05/01/2001                                   NR          NR      3,420,000
 4,475,000   Kentwood, Michigan, Public School District, GO,
               Pre-refunded,
               7.150% due 05/01/1999                                   A+          NR      4,956,063
 2,000,000   Livonia, Michigan, Public Schools, (FGIC Insured),
               Series II, Pre-refunded,
               6.300% due 05/01/2002                                  AAA         Aaa      2,237,500
 5,000,000   Michigan State Building Authority Revenue, Series
               I, (AMBAC Insured),
               6.250% due 10/01/2003                                  AAA         Aaa      5,531,250
             Michigan State Comprehensive Transportation
               Revenue:
 3,000,000     Series 1988-I, Pre-refunded,
               7.625% due 09/01/1998                                  AA-          NR      3,322,500
 2,445,000     Series B,
               5.625% due 05/15/2003                                  AA-          A1      2,597,813
             Michigan State Hospital Finance Authority Revenue,
               Pre-refunded:
 1,000,000     McLaren Obligated Group, Series A,
               7.500% due 09/15/2001                                   NR         Aaa      1,176,250
 2,900,000     Oakwood Hospital Obligated Group, (FGIC
               Insured),
               7.000% due 07/01/2000                                  AAA         Aaa      3,277,000
             Michigan State Trunk Line Highway Revenue, Series
               A:
 3,160,000     5.625% due 10/01/2003                                  AA-          A1      3,341,700
 7,000,000     Pre-refunded,
               7.000% due 08/15/1999                                  AAA          NR      7,787,555
 1,000,000   Okemos, Michigan, Public School District, GO,
               Series I,
               6.400% due 05/01/2001                                   AA          Aa      1,097,500
 6,875,000   Plymouth-Canton, Michigan, Community School
               District Revenue, GO, Series B, Pre-refunded,
               6.800% due 05/01/2001                                   AA          Aa      7,725,781
             Rochester Community School District, GO:
 3,350,000     6.000% due 05/01/2002                                   AA          Aa      3,630,562
 4,000,000     Pre-refunded,
               6.500% due 05/01/2002                                   AA          NR      4,445,000
 5,000,000   Royal Oak, Michigan, Hospital Finance Authority
               Revenue, William Beaumont Hospital, Series C,
               Pre-refunded,
               7.200% due 01/01/1999                                   NR         Aaa      5,518,750
 1,250,000   Troy City, Michigan, School District, GO,
               7.000% due 05/01/2001                                   AA          Aa      1,404,688
             University of Michigan, Hospital Revenue, Series A:
 3,000,000     7.500% due 12/01/2001                                   AA          Aa      3,446,250
 3,000,000     5.600% due 12/01/2003                                   AA          Aa      3,217,500
 2,065,000   University of Michigan Revenue, (Major Capital
               Project), Student Fee, Series B,
               5.875% due 04/01/1998                                  AA+         Aa1      2,150,181
 3,100,000   Warren, Michigan, Consolidated School District,
               GO,
               Pre-refunded,
               6.625% due 05/01/2002                                   NR          NR      3,514,625
 6,750,000   Western Michigan University Revenue, Series A,
               (AMBAC Insured), Pre-refunded,
               6.500% due 07/15/2001                                  AAA         Aaa      7,576,875
                                                                                        ------------
                                                                                         107,052,437
                                                                                        ------------
   Minnesota -- 1.1%
 3,500,000   Minnesota State, GO, Pre-refunded,
               6.250% due 08/01/2002                                  AAA         Aaa      3,867,500
                                                                                        ------------
   New Jersey -- 2.1%
             New Jersey State Transit Trust Fund Authority,
               (Transportation Systems), ETM, Series A:
 3,000,000     6.000% due 06/15/2000                                   A+          Aa      3,236,250
 4,000,000     5.400% due 12/15/2002                                   A+          Aa      4,225,000
                                                                                        ------------
                                                                                           7,461,250
                                                                                        ------------
   North Carolina -- 2.2%

 2,150,000   Mecklenburg County, North Carolina, GO,
               3.750% due 04/01/2001                                  AAA         Aaa      2,077,438
 5,000,000   North Carolina Eastern Municipal Power Agency,
               Series A, Pre-refunded,
               7.250% due 01/01/1999                                   A-         Aaa      5,525,000
                                                                                        ------------
                                                                                           7,602,438
                                                                                        ------------
   Pennsylvania -- 3.4%
 5,000,000   Pennsylvania State, GO, Series 3,
               6.000% due 11/15/2003                                  AA-          A1      5,481,250
 6,000,000   Pittsburgh, Pennsylvania, Water and Sewer
               Authority, Series A, (FGIC Insured),
               Pre-refunded,
               6.000% due 09/01/2001                                  AAA         Aaa      6,495,000
                                                                                        ------------
                                                                                          11,976,250
                                                                                        ------------
   Rhode Island -- 1.7%
 5,100,000   Rhode Island Depositors Economic Protection
               Corporation,
               Special Obligation, Series A, Pre-refunded,
               6.950% due 08/01/2002                                  AAA         Aaa      5,896,875
                                                                                        ------------
   South Carolina -- 6.8%
 4,500,000   South Carolina Capital Improvement, Series A,
               6.200% due 02/01/2000                                  AA+         Aaa      4,837,500
 4,500,000   South Carolina State Public Service Authority
               Revenue,
               Series B, Pre-refunded,
               6.500% due 07/01/2001                                  AAA         Aaa      5,051,250
             Santee Cooper, Series D, Pre-refunded:
 2,615,000     6.625% due 07/01/2002                                  AAA         Aaa      2,981,100
 2,440,000     (AMBAC Insured),
               6.500% due 07/01/2002                                  AAA         Aaa      2,763,300
 7,000,000   York County, South Carolina, Public Facilities
               Corporation, COP, Pre-refunded,
               7.500% due 06/01/2001                                   NR         Aaa      8,181,250
                                                                                        ------------
                                                                                          23,814,400
                                                                                        ------------
   Texas -- 7.5%
 2,100,000   Dallas, Texas, GO, ETM,
               7.000% due 05/01/2004                                  AAA         Aaa      2,475,375
 3,070,000   Dallas, Texas, Waterworks and Sewer Authority
               Revenue,
               7.750% due 04/01/2003                                   AA          Aa      3,687,837
 4,085,000   Harris County, Texas, Toll Road, Series A,
               (AMBAC Insured), Pre-refunded,
               6.500% due 08/15/2002                                  AAA         Aaa      4,621,156
 2,175,000   Plano Independent School District, GO, (PSFG),
               8.500% due 02/15/2003                                  AAA         Aaa      2,705,156
 3,500,000   Tarrant County, Texas, Water Control Revenue,
               Pre-refunded,
               6.000% due 03/01/2001                                   AA         Aaa      3,762,500
 3,825,000   Texas Municipal Power Agency Revenue,
               Pre-refunded, (MBIA Insured),
               5.750% due 09/01/2002                                  AAA         Aaa      4,107,094
 4,500,000   Texas State, GO, Series A, ETM,
               6.100% due 08/01/2001                                  AAA         Aaa      4,905,000
                                                                                        ------------
                                                                                          26,264,118
                                                                                        ------------
   Virginia -- 5.5%
 3,200,000   Chesapeake, Virginia, Public Improvement Revenue,
               7.000% due 05/01/2004                                   AA          Aa      3,732,000
 1,600,000   Chesapeake, Virginia, Water & Sewer Revenue,
               7.000% due 12/01/2005                                   AA          Aa      1,880,000
 4,870,000   Hampton, Virginia, Public Improvement Revenue,
               Series C,
               6.000% due 08/01/2003                                  AA-          Aa      5,314,388
 2,500,000   Roanoke, Virginia, Industrial Development
               Authority, Hospital Revenue, Carilion Health
               Systems,
               Pre-refunded,
               7.500% due 07/01/2000                                   A+         Aaa      2,875,000
 5,200,000   Virginia State, Public School System Authority,
               Series C,
               4.500% due 01/01/2001                                   AA          Aa      5,226,000
                                                                                        ------------
                                                                                          19,027,388
                                                                                        ------------
   Wisconsin -- 4.4%
 4,000,000   Wisconsin State, GO, Series C, Pre-refunded,
               6.250% due 05/01/2003                                   AA         Aaa      4,420,000
             Wisconsin State Transportation:
 4,000,000     Series A,
               7.500% due 07/01/2003                                  AA-          A1      4,695,000
 5,775,000     Series B, Pre-refunded,
               5.750% due 07/01/2002                                  AAA          NR      6,193,687
                                                                                        ------------
                                                                                          15,308,687
                                                                                        ------------
  TOTAL MUNICIPAL BONDS AND NOTES (Cost $330,286,499)                                    344,643,136
                                                                                        ------------
  TOTAL INVESTMENTS (Cost $330,286,499*)                                         98.5%   344,643,136
  OTHER ASSETS AND LIABILITIES (Net)                                              1.5      5,312,724
                                                                                -----   ------------
  NET ASSETS                                                                    100.0%  $349,955,860
                                                                                =====   ============

---------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC   -- American Municipal Bond Assurance Corporation
COP     -- Certificates of Participation
ETM     -- Escrowed to Maturity
FGIC    -- Federal Guaranty Insurance Corporation
GO      -- General Obligation Bonds
PSFG    -- Permanent School Fund Guaranteed

See Notes to Financial Statements.


The Munder Money Market Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------


Principal
Amount                                                                                      Value
-----------------------------------------------------------------------------------------------------

CORPORATE NOTES -- 4.6%
   Finance -- 4.6%
$4,716,000   Capital One Funding Corporation,
               5.830% due 07/01/2014++                                                  $  4,716,000
 3,099,926   Olympic Auto Receivables,
               TR 1995-D-A1,
               5.760% due 09/15/1996++                                                     3,099,926
 5,250,000   TMS Home Equity,
               TR1995-B-A7,
               5.970% due 01/15/2026++                                                     5,250,000
                                                                                        ------------
 TOTAL CORPORATE NOTES (Cost $13,065,926)                                                13,065,926
                                                                                        ------------
                                                                           Rating
                                                                   ---------------------
                                                                      S&P       Moody's
                                                                    -------------------

CERTIFICATES OF DEPOSIT -- 18.2%
10,000,000   ABM-AMRO of Chicago,
               5.810% due 01/31/1996                                  A1+          P1     10,000,330
10,000,000   Bank of Nova Scotia,
               5.770% due 01/19/1996                                  A1+          P1     10,000,076
12,000,000   Barclays Bank,
               5.770% due 01/16/1996                                  A1+          P1     11,999,804
10,000,000   National Westminster Bank,
               5.830% due 01/12/1996                                  A1+          P1     10,000,145
10,000,000   Societe Generale of New York,
               5.750% due 02/15/1996                                  A1+          P1     10,000,202
                                                                                        ------------
  TOTAL CERTIFICATES OF DEPOSIT
    (Cost $52,000,557)                                                                    52,000,557
                                                                                        ------------
COMMERCIAL PAPER -- DISCOUNT -- 67.4%

10,000,000   Apreco Inc.,
               5.720% due 02/13/1996+                                  A1          P1      9,931,678
10,000,000   AT&T Capital Corporation,
               5.720% due 01/26/1996+                                 A1+          P1      9,960,278
10,000,000   Bear Stearns Companies Inc.,
               5.740% due 01/26/1996+                                  A1          P1      9,960,139
 6,500,000   Bell South Communication,
               5.800% due 01/12/1996+                                 A1+          P1      6,488,480
10,000,000   Caterpillar Finance,
               5.730% due 01/24/1996+                                  A1          P1      9,963,392
10,000,000   CIT Group,
               5.720% due 01/26/1996+                                  A1          P1      9,960,278
10,000,000   Ford Motor Credit Company,
               5.700% due 01/11/1996+                                  A1          P1      9,984,167
10,000,000   General Electric Co.,
               5.680% due 01/26/1996+                                 A1+          P1      9,960,556
10,000,000   Great West Life,
               5.770% due 01/04/1996+                                 A1+          P1      9,995,192
10,000,000   International Lease,
               5.700% due 01/12/1996+                                  A1          P1      9,982,583
 5,000,000   Interstate Power Company,
               5.750% due 01/30/1996+                                  A1          P1      4,976,840
10,000,000   Matterhorn Funding,
               5.750% due 01/12/1996+                                 A1+          P1      9,982,430
10,000,000   Merrill Lynch & Company, Inc.,
               5.740% due 01/19/1996+                                 A1+          P1      9,971,300
12,000,000   Metropolitan Life,
               5.740% due 01/26/1996+                                 A1+          P1     11,952,167
10,000,000   Nestles Capital Corporation,
               5.750% due 01/12/1996+                                 A1+          P1      9,982,431
10,000,000   PHH Corporation, Inc.,
               5.770% due 01/05/1996+                                  A1          P1      9,993,589
10,000,000   Receivables Capital Corporation,
               5.780% due 01/26/1996+                                  A1          P1      9,959,861
10,000,000   Sanwa Business Credit Corporation,
               5.850% due 03/01/1996+                                  A1          P1      9,902,500
10,000,000   Strategic Asset Funding Corporation,
               6.000% due 01/22/1996+                                 A1+          P1      9,965,000
10,000,000   Toyota Motor Credit Corporation,
               5.730% due 01/17/1996+                                 A1+          P1      9,974,533
                                                                                        ------------
  TOTAL COMMERCIAL PAPER -- DISCOUNT
    (Cost $192,847,394)                                                                  192,847,394
                                                                                        ------------
REPURCHASE AGREEMENT -- 9.7% (Cost $27,715,000)
27,715,000   Agreement with Morgan (J.P.) & Company, 5.600%
               dated 12/29/1995 to be repurchased at
               $27,732,245 on 01/02/1996, collateralized by
               $20,560,000 U.S. Treasury Notes, 8.875% due
               02/15/2019 (value $28,270,000)                                             27,715,000
                                                                                        ------------
  TOTAL INVESTMENTS (Cost $285,628,877*)                                         99.9%   285,628,877
  OTHER ASSETS AND LIABILITIES (Net)                                              0.1        205,174
                                                                                -----   ------------
    NET ASSETS                                                                  100.0%  $285,834,051
                                                                                =====   ============

----------------
 * Aggregate cost for Federal tax purposes.
 + Rate represents annualized yield at date of purchase.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.

See Notes to Financial Statements.


The Munder Tax-Free Money Market Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

                                                                           Rating
Principal                                                           -------------------
Amount                                                                S&P       Moody's      Value
-----------------------------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES -- 85.9%

   Alaska -- 1.3%

$3,000,000   Anchorage, Alaska, Tax Anticipation Notes, GO,
               4.250% due 12/13/1996                                  Sp1+        MIG1    $3,021,988
                                                                                        ------------
   Arizona -- 4.8%
 3,400,000   Apache County, Arizona, Industrial Development
               Authority, Industrial Development Revenue,
               (Tucson Electric - 83C), (Bankers Trust (NY),
               LOC),
               5.100% due 12/15/2018+                                 AA-          A1      3,400,000
             Pima County, Arizona, Industrial Development
               Authority Revenue:

 1,000,000     (Brush Wellman Inc. Project),
               (National City Bank, LOC),
               5.300% due 09/01/2009+                                  NR          NR      1,000,000
 3,000,000     (Tucson Electric Project), Series A,
               (Bank of America, LOC),
               4.850% due 07/01/2022                                  AA-         Aa3      3,000,000
 4,000,000   Pinal County, Arizona, Industrial Development
               Authority, Pollution Control Revenue, (Magma
               Copper Company Project), (Banque Nationale de
               Paris, LOC),
               5.000% due 12/01/2011+                                 AA-         Aa1      4,000,000
                                                                                        ------------
                                                                                          11,400,000
                                                                                        ------------
   California -- 7.0%
 3,000,000   California State, Revenue Anticipation Warrants,
               Series C,
               5.750% due 04/25/1996                                  Sp1          NR      3,009,950
 3,000,000   California State School Cash Reserve Pool, Series
               A, (Industrial Bank of Japan, LOC),
               4.750% due 07/03/1996                                  Sp1+        MIG1     3,014,528
 4,000,000   Los Angeles County, California,
               4.500% due 07/01/1996                                  Sp1+        MIG1     4,015,324
 3,000,000   Los Angeles County, California, School District,
               Tax and Revenue Anticipation Notes, GO,
               4.500% due 07/03/1996                                  Sp1+        MIG1     3,011,632
 3,600,000   Upland California, Multi-family Housing Authority
               Revenue, (Upland Village Green Project), (Bank
               of Tokyo, LA, LOC),
               5.250% due 09/01/2010+                                  NR         Aa3      3,600,000
                                                                                        ------------
                                                                                          16,651,434
                                                                                        ------------
   Colorado -- 1.3%
 1,540,000   Cherry Creek, Colorado, Metropolitan District
               Number One, GO, (Dresdner Bank, A.G., NY, LOC),
               4.950% due 06/01/2006+                                 A-1+         NR      1,540,000
   680,000   Clear Creek County, Colorado, Revenue Bond,
               (National Westminster),
               5.150% due 06/01/1998+                                 A-1+         NR        680,000
   985,000   Englewood, Colorado, Industrial Development
               Revenue, (Swedish Mob I Ltd. Project),
               (Mitsubishi Ltd., LOC),
               5.350% due 12/01/2010+                                 AA-          NR        985,000
                                                                                        ------------
                                                                                           3,205,000
                                                                                        ------------
   District of Columbia -- 3.7%
             District Of Columbia, Revenue, Aces, (Georgetown
               University):
 1,000,000     Series D, (SBPA-Sanwa Bank exp. 12/06/1996),
               5.650% due 04/01/2017+                                 A-1+         A1      1,000,000
 7,800,000     Series E,
               5.650% due 04/01/2018+                                  A+          A1      7,800,000
                                                                                        ------------
                                                                                           8,800,000
                                                                                        ------------
   Florida -- 5.9%
 1,000,000   Boca Raton, Florida, Industrial Development
               Authority, Revenue Bonds, (Parking Garage
               Project), (Bankers Trust, LOC),
               5.375% due 12/01/2014+                                  NR          NR      1,000,000
 5,100,000   Dade County, Florida, Housing Finance Authority,
               Multi- family Mortgage Revenue, (Miller Lake
               Apartments), Series L, (John Hancock Mutual Life
               Insured),
               5.400% due 02/01/2005+                                 AA+          NR      5,100,000
 1,300,000   Florida Housing Finance Agency, Multi-family
               Housing Revenue, Revenue Bonds, (Hampton Lakes),
               (CG Life, Inc., LOC),
               5.200% due 07/01/2008+                                  AA          NR      1,300,000

 6,500,000   University of North Florida, Foundation, Inc.,
               Capital Improvement Revenue, Series 1994, (First
               Union National Bank of North Carolina, LOC),
               5.000% due 11/01/2024+                                  NR         Aa3      6,500,000
                                                                                        ------------
                                                                                          13,900,000
                                                                                        ------------
   Georgia -- 3.3%
  900,000    Dekalb County, Georgia, Industrial Development
               Authority, Obligation Revenue, (Dart Container
               Corporation Project), (National Westminster
               Bank, LOC),
               4.050% due 08/01/2011++                                 NR          NR        900,000
 7,000,000   Georgia Municipal Association Pool Board,
               Certificates of Participation, (MBIA Insured),
               (Credit Suisse, LOC),
               4.950% due 12/15/2020+                                 AAA         Aaa      7,000,000
                                                                                        ------------
                                                                                           7,900,000
                                                                                        ------------
   Illinois -- 8.1%
 3,570,000   Chicago, Illinois, GO, (Sanwa Bank, Ltd., LOC),
               5.450% due 01/01/2010+                                  A-         Aa3      3,570,000
 1,000,000   East Peoria, Illinois, Multi-family Housing
               Revenue, (Radnor/East Peoria Project),
               (Bank of Nova Scotia, LOC),
               5.250% due 06/01/2008+                                  NR         Aa2      1,000,000
             Illinois State Development Finance Authority,
               Industrial Development Authority Revenue:
 3,000,000     (Catholic Charities Housing),
               (National Westminster Bank, LOC),
               5.200% due 01/01/2028+                                  NR         Aa2      3,000,000
 4,000,000     (Lake Forest Academy Project), (Northern Trust,
               LOC),
               5.200% due 12/01/2024+                                 AA-          NR      4,000,000
 1,400,000     (Marriott Corporation, Arlington),
               (National Westminster Bank, LOC),
               5.150% due 11/01/2014+                                 Aa2          NR      1,400,000
 2,600,000     (Marriott Corporation, Oakbrook Terrace),
               (National Westminster Bank, LOC),
               5.150% due 12/01/2014+                                 Aa2          NR      2,600,000
 1,000,000     (Saint Ignatius College), (Northern Trust, LOC),
               5.200% due 06/01/2024+                                 AA-          NR      1,000,000
 2,600,000   Lisle, Illinois, Multi-family Housing Revenue,
               (Ashley of Lisle Project), (ABN-Amro, LOC),
               5.050% due 12/15/2025+                                 AAA-         NR      2,600,000
                                                                                        ------------
                                                                                          19,170,000
                                                                                        ------------
   Iowa -- 3.5%
 2,000,000   Cedar Rapids, Iowa, Pollution Control Revenue,
               Refunding Bonds, (Iowa Electric Light & Power
               Company), (Barclays Bank, LOC),
               5.100% due 11/01/2003+                                  NR          NR      2,000,000
 1,000,000   Chariton, Iowa, Industrial Development Authority
               Revenue, (Hy-Vee Food Stores), (RaboBank,
               Netherlands, LOC),
               3.800% due 11/01/2004++                                AAA          NR      1,000,000
 5,300,000   Chillicothe, Iowa, Pollution Control Revenue,
               (Iowa Electric and Power Company), (Barclays
               Bank, LOC),
               5.100% due 11/01/2010+                                  NR          NR      5,300,000
                                                                                        ------------
                                                                                           8,300,000
                                                                                        ------------
   Maryland -- 1.8%
 3,700,000   Baltimore County, Maryland, Revenue Bonds,
               (Sheppard & Enoch Pratt Hospital), (Societe
               Generale, LOC),
               5.000% due 07/01/2022+                                  NR         Aa2      3,700,000
   500,000   Maryland State Health & Higher Education
               Facilities Authority, (Loyola College Issue),
               (Sanwa Bank, LOC),
               4.250% due 10/01/2010++                                A-1+        Aa3        500,000
                                                                                        ------------
                                                                                           4,200,000
                                                                                        ------------
   Michigan -- 2.5%
 3,500,000   Michigan Public Power Agency Revenue,
               Pre-refunded, (Belle River Project),
               7.000% due 01/01/1996                                  AAA          NR      3,535,000
 1,200,000   Michigan State Strategic Fund Limited, Obligation
               Revenue, (Community Care Properties Project),
               (National Bank of Detroit, LOC),
               5.000% due 09/01/2007+                                  NR          NR      1,200,000
 1,075,000   Southfield, Michigan, Public Schools, GO,
               5.000% due 05/01/1996                                   AA          Aa      1,077,576
                                                                                        ------------
                                                                                           5,812,576
                                                                                        ------------
   Minnesota -- 1.3%
 3,000,000   Minneapolis, Minnesota, GO, (Arena Acquisition
               Project), (SBPA -- Bayerische Vereinsbank exp.
               03/23/2000),
               5.200% due 10/01/2024+                                 AAA         Aaa      3,000,000
                                                                                        ------------
   Mississippi -- 2.5%
 6,000,000   Lawrence County, Mississippi, Pollution Control
               Revenue, (Georgia Pacific Corporation Project),
               (Bank of Tokyo, NY, LOC),
               4.975% due 12/01/2000                                   NR         Aa3      6,000,000
                                                                                        ------------
   Missouri -- 0.8%
 2,000,000   Columbia, Missouri, Special Obligation Reserve,
               Series A, (Toronto Dominion Bank, LOC),
               5.150% due 06/01/2008+                                  NR         Aa2      2,000,000
                                                                                        ------------
   Nebraska -- 3.0%
 2,000,000   Hamilton County, Nebraska, Industrial Development
               Authority Revenue, (The Iams Company Project),
               (NationsBank, LOC),
               5.350% due 07/01/2005+                                  NR          NR      2,000,000
 5,000,000   Nebraska Educational Facilities Authority Revenue,
               Educational Equipment & Improvement, (FGIC
               Insured), (SBPA- Mitsubishi Bank of New York
               exp. 04/15/1998),
               5.300% due 12/01/2000+                                 AAA         Aaa      5,000,000
                                                                                        ------------
                                                                                           7,000,000
                                                                                        ------------
   Nevada -- 2.2%
 5,150,000   Clark County, Nevada, Airport Improvement Revenue,
               Sub Lien, Series A-1, (Toronto Dominion Bank,
               LOC),
               4.150% due 07/01/2025                                  A-1+       VMIG1     5,150,000
                                                                                        ------------
   New Jersey -- 1.9%
             Middlesex County, New Jersey, Utilities Authority,
               Custody Receipt, Sewer Revenue, (MBIA Insured),
               (Bankers Trust, LOC):
 1,440,000     Series BT-96,
               3.000% due 08/15/2003+                                 AAA         Aaa      1,440,000
 1,420,000     Series BT-98,
               3.000% due 08/15/2004+                                 AAA         Aaa      1,420,000
 1,575,000     Series BT-99,
               3.000% due 02/15/2005+                                 AAA         Aaa      1,575,000
                                                                                        ------------
                                                                                           4,435,000
                                                                                        ------------
   New York -- 1.1%

 2,500,000   Nassau County, New York, Bond Anticipation Notes,
               Series E, GO,
               4.250% due 03/15/1996                                  Sp1         MIG1     2,502,521
                                                                                        ------------
   Ohio -- 1.0%
 2,415,000   Cuyahoga County, Ohio, Industrial Development
               Revenue Refunding, (Curtiss Wright Project),
               (National City Bank, LOC),
               5.300% due 12/01/2008+                                  NR          NR      2,415,000
                                                                                        ------------
   Pennsylvania -- 1.3%
 3,000,000   Montgomery County, Pennsylvania, TEC,
               (Deutsche Bank, LOC),
               3.700% due 01/09/1996                                  A-1+         P1      3,000,000
                                                                                        ------------
   South Carolina -- 2.2%
 5,045,000   Piedmont, South Carolina, Municipal Power Agency,
               Electric Refunding, Pre-refunded,
               7.875% due 01/01/1996                                  AAA         Aaa      5,120,675
                                                                                        ------------
   South Dakota -- 0.5%
 1,300,000   Lawrence County, South Dakota, Pollution Control
               Revenue, (Homestake Mining),
               (Bank of Nova Scotia, LOC),
               5.200% due 04/01/2003+                                 AA-         Aa3      1,300,000
                                                                                        ------------
   Tennessee -- 9.4%
 6,700,000   Chattanooga, Tennessee, Industrial Development
               Authority Revenue, (Market Street Ltd. Project),
               (ABN-Amro, LOC),
               5.300% due 12/15/2012+                                 AAA          NR      6,700,000
 3,000,000   Clarkville, Tennessee, Public Building Authority,
               (NationsBank, TN, LOC),
               5.300% due 06/01/2024+                                  A+          NR      3,000,000
 1,900,000   Greenville, Tennessee, Health & Elderly Facilities
               Board Revenue, (Laughlin Memorial Hospital Inc.
               Project), (NationsBank, LOC),
               5.300% due 10/01/2014+                                  NR          NR      1,900,000
 3,000,000   Memphis, Tennessee, Water Revenue, Pre-refunded,
               7.875% due 01/01/1996                                  AAA          NR      3,075,000
 1,500,000   Metropolitan Government Nashville and Davidson
               County, Health and Education Facilities Board,
               (Richland Place, Inc.), (Societe Generale, LOC),
               5.100% due 05/01/2023+                                  NR         Aa1      1,500,000
             Metropolitan Government Nashville and Davidson
               County, Tennessee, Industrial Development Board
               Revenue:
 2,000,000     Multi-family Housing, (Arbor Crest Apartments),
               Series B, (NationsBank of GA, LOC),
               5.300% due 12/01/2007+                                  NR         Aa3      2,000,000
 2,100,000     (West Meade Place Project),
               (NationsBank of Georgia, LOC),
               5.300% due 12/01/2015+                                  A+          NR      2,100,000
 2,000,000   Tennessee State, School Board Authority, Higher
               Education, Bond Anticipation Notes, Series C,
               (SBPA-Swiss Bank, N.Y. exp. 02/23/1996),
               3.850% due 03/01/1998                                  Sp1+        MIG1     2,000,000
                                                                                        ------------
                                                                                          22,275,000
                                                                                        ------------
   Texas -- 9.5%
 4,000,000   Bexar County, Texas, Health Facilities, (RaboBank,
               Netherlands, LOC),
               5.000% due 07/01/2011+                                 AAA          NR      4,000,000
 2,100,000   Houston, Texas, Certificates of Obligation, GO,
               Series B,
               6.000% due 03/01/1996                                  AA-          Aa      2,106,331
 1,905,000   Lower Colorado River Authority Revenue, Priority
               Refunding, Pre-refunded,
               9.000% due 01/01/1996                                  AAA         Aaa      1,943,100
 3,000,000   Lower Neches Valley Authority, Texas, (Neches
               River Treatment Project), (Mobil Oil
               Corporation),
               5.000% due 02/01/2004+                                 A-1+         NR      3,000,000
             McAllen, Texas, Health Facilities:
 5,275,000     (Charter Palms Hospital Inc.),
               (Mitsubishi Bank Ltd., LOC),
               5.500% due 03/01/2007+                                  NR         Aa3      5,275,000
 1,100,000     (McAllen Association No. 1),
               (Westpac Banking Corporation, LOC),
               5.050% due 12/01/2024+                                  NR          NR      1,100,000
 5,000,000   Texas State, Tax and Revenue Anticipation Notes,
               Series A,
               4.750% due 08/30/1996                                  Sp1+        MIG1     5,029,922
                                                                                        ------------
                                                                                          22,454,353
                                                                                        ------------
   Utah -- 2.0%
 2,000,000   Intermountain Power Agency, Utah Power Supply
               Revenue, Pre-refunded, Series F,
               7.200% due 07/01/1996                                   AA         Aaa      2,072,110
 2,700,000   Salt Lake City, Utah, Industrial Development
               Revenue, (Leeds and Northup Company),
               (Wachovia Bank, Atlanta, GA, LOC),
               4.950% due 04/01/2008+                                  NR          NR      2,700,000
                                                                                        ------------
                                                                                           4,772,110
                                                                                        ------------
   Virginia -- 0.7%
   800,000   Montgomery County, Virginia, Industrial
               Development Authority Revenue, (Lowes Investment
               Corporation Project), (Wachovia Bank, LOC),
               4.000% due 12/01/2005++                                 NR          NR        800,000
   900,000   Tazwell County, Virginia, Industrial Development
               Authority Revenue, (Lowes Investment Corporation
               Project), (Wachovia Bank, LOC),
               4.000% due 09/01/2005++                                 NR          NR        900,000
                                                                                        ------------
                                                                                           1,700,000
                                                                                        ------------
   Washington -- 2.0%
 1,800,000   Port of Seattle, Washington, GO, (Wachovia Bank,
               LOC),
               5.000% due 01/01/2005+                                  AA         Aa1      1,800,000
 2,900,000   Washington State, Public Power Supply Systems,
               (Nuclear Project No. 1), Series 1A-1, (Bank of
               America, LOC),
               4.950% due 07/01/2017+                                  A+         Aa3      2,900,000
                                                                                        ------------
                                                                                           4,700,000
                                                                                        ------------
   Wisconsin -- 1.3%
 2,200,000   Prairie, Wisconsin, Industrial Development
               Authority Revenue, (Milwaukee Valve Company
               Project), Series A, (National Bank of Detroit,
               LOC),
               5.000% due 11/01/2001+                                  NR          NR      2,200,000
   800,000   Wisconsin State Health Facilities Authority
               Revenue, (Hope Sisters Obligation), Series G,
               (Morgan Guaranty Trust, LOC),
               5.000% due 12/01/2001+                                 AAA         Aaa        800,000
                                                                                        ------------
                                                                                           3,000,000
                                                                                        ------------
  TOTAL MUNICIPAL BONDS AND NOTES
     (Cost $203,185,657)                                                                 203,185,657
                                                                                        ------------
COMMERCIAL PAPER -- 14.1%
 1,200,000   Burke County, Georgia, (Credit Suisse, LOC),
               3.650% due 02/01/1996                                  A-1+         P1      1,200,000
             Burlington, Kansas:
 4,500,000     (Toronto Dominion Bank, LOC),
               3.700% due 02/06/1996                                  A-1+         NR      4,500,000
 2,900,000     (Deutsche Bank, LOC),
               3.800% due 02/07/1996                                  A-1+         P1      2,900,000
 4,300,000   Delta Township, Michigan, Schottenstein Economic
               Development Corporation,
               (Union Bank of Switzerland, LOC),
               3.450% due 01/09/1996                                   NR          P1      4,300,000
 5,000,000   Michigan Strategic Fund,
               (Dow Chemical Obligation, LOC)
               3.750% due 01/17/1996                                   NR          NR      5,000,000
 3,000,000   Palm Beach County, Florida, (Credit Suisse, LOC),
               3.800% due 01/18/1996                                  A-1+       VMIG1     3,000,000
10,050,000   West Baton Rouge, Louisiana, (Dow Chemical, LOC),
               3.450% due 01/24/1996                                   NR          P1     10,050,000
 2,500,000   West Orange Hospital, (RoboBank, LOC),
               3.700% due 01/23/1996                                   NR        VMIG1     2,500,000
                                                                                        ------------
  TOTAL COMMERCIAL PAPER (Cost $33,450,000)                                               33,450,000
                                                                                        ------------
Shares
------

  SHORT-TERM INVESTMENT -- 1.7% (Cost $3,971,772)
 3,971,772   Navigator Tax-Free Money Market Fund                                          3,971,772
                                                                                        ------------
  TOTAL INVESTMENTS (Cost $240,607,429*)                                        101.7%   240,607,429
  OTHER ASSETS AND LIABILITIES (Net)                                             (1.7)    (4,035,313)
                                                                                -----   ------------
  NET ASSETS                                                                    100.0%  $236,572,116
                                                                                =====   ============

----------------
  *  Aggregate cost for Federal tax purposes.
  + Variable rate weekly demand notes are payable upon not more than seven calendar days' notice. The interest rate shown reflects the rate currently in effect.
 ++ Variable rate monthly demand notes are payable upon not more than thirty calendar days' notice. The interest rate shown reflects the rate currently in effect.
+++ "Put" bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
CGIC    -- Capital Guaranty Insurance Corporation
FGIC    -- Federal Guaranty Insurance Corporation
GO      -- General Obligation Bonds
LOC     -- Instruments supported by bank letter of credit
MBIA    -- Municipal Bond Investors Asssurance
SBPA    -- Stand By Purchase Agreement

See Notes to Financial Statements.


The Munder U.S. Treasury Money Market Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

Principal
Amount                                                      Value
--------------------------------------------------------------------

U.S. TREASURY BILLS -- 57.3%
$25,000,000 5.390% 01/11/1996+                         $ 24,963,819
 40,000,000 5.540% 02/01/1996+                           39,816,066
 20,000,000 5.690% 02/15/1996+                           19,863,375
 10,000,000 5.460% 03/07/1996+                            9,902,886
 25,000,000 5.480% 03/07/1996+                           24,757,214
  5,000,000 5.040% 04/04/1996+                            4,936,028
 25,000,000 5.510% 04/25/1996+                           24,577,934
 15,000,000 5.400% 06/06/1996+                           14,660,815
                                                       ------------
TOTAL U.S. TREASURY BILLS (Cost $163,478,137)           163,478,137
                                                       ------------
REPURCHASE AGREEMENTS -- 43.2%

 14,000,000 Agreement with CS First Boston Corporation,
             5.750% dated 12/29/1995 to be repurchased
             at $14,008,944 on 01/02/1996,
             collateralized by $13,970,000 U.S. Treasury
             Bonds, 5.750% due 10/31/2000 (value
             $14,292,289)                                       14,000,000
                                                               -----------
14,000,000 Agreement with Dean Witter Reynolds Inc.,
            5.700% dated 12/29/1995 to be repurchased
            at $14,008,867 on 01/02/1996,
            collateralized by $10,050,000 U.S. Treasury
            Notes, 5.875% due 05/31/1996 (value
            $10,125,049) and $4,050,000 U.S. Treasury
            Notes, 5.125% due 12/31/1998 (value
            $4,134,812)                                         14,000,000
                                                               -----------

14,000,000 Agreement with Goldman Sachs & Company,
            5.670% dated 12/29/1995 to be repurchased
            at $14,008,820 on 01/02/1996,
            collateralized by $10,455,000 U.S. Treasury
            Bonds, 8.750% due 08/15/2020 (value
            $14,292,241)                                        14,000,000
                                                               -----------

11,430,000 Agreement with Merrill Lynch & Company, Inc.,
            5.500% dated 12/29/1995 to be repurchased
            at $11,436,985 on 01/02/1996,
            collateralized by $11,475,000 U.S. Treasury
            Notes, 5.625% due 10/31/1997 (value
            $11,660,306)                                        11,430,000
                                                               -----------

70,000,000 Agreement with Sanwa BGK Securities Company,
            L.P., 5.850% dated 12/29/1995 to be
            repurchased at $70,045,500 on 01/02/1996,
            collateralized by $69,567,000 U.S. Treasury
            Bonds, 6.125% due 05/15/1998 (value
            $71,473,403)                                        70,000,000
                                                               -----------

TOTAL REPURCHASE AGREEMENTS (Cost $123,430,000)                123,430,000
                                                               -----------

TOTAL INVESTMENTS (Cost $286,908,137*)   100.5%    286,908,137
OTHER ASSETS AND LIABILITIES (Net)        (0.5)     (1,331,583)
                                         -----    ------------
NET ASSETS                               100.0%   $285,576,554
                                         =====    ============

----------------
* Aggregate cost for Federal tax purposes.
+ Rate represents annualized yield at date of purchase.

See Notes to Financial Statements.



The Munder Cash Investment Fund
Portfolio of Investments, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

                                                                           Rating
Principal                                                           -------------------
Amount                                                                S&P       Moody's      Value
-----------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.7%
             Federal Home Loan Bank:
$20,000,000    4.925% due 05/07/1996++                                 NR          NR   $ 20,000,000
 20,000,000    5.155% due 02/04/1997++                                 NR          NR     20,000,000
                                                                                        ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $40,000,000)                                                                      40,000,000
                                                                                        ------------
CERTIFICATES OF DEPOSIT -- 7.8%
             Canadian Imperial Bank of Commerce, NY:
20,000,000     5.800% due 01/16/1996                                  A1+/AA-    P1/Aa3   20,000,000
25,000,000     5.950% due 10/23/1996                                  A1+/AA-    P1/Aa3   25,000,000
20,000,000   Mitsubushi Bank of New York,
               6.230% due 01/25/1996                                   A1/A+     P1/Aa3   20,000,000
20,000,000   Societe Generale,
               5.800% due 01/03/1996                                  A1+/AA-    P1/Aa2   20,000,000
                                                                                        ------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $85,000,000)                                                                      85,000,000
                                                                                        ------------
COMMERCIAL PAPER -- 73.4%
             Akzo Nobel, N.V.:
20,000,000     5.660% due 02/13/1996+                                 A1/NR      P1/NR    19,864,789
20,000,000     5.600% due 03/15/1996+                                 A1/NR      P1/NR    19,769,778
20,000,000   American Home Products Corporation,
               5.660% due 02/13/1996+, +++                            A2/NR      P1/A2    19,864,789
             Ameritech Corporation:
25,000,000     5.640% due 02/16/1996+                                 A1+/AA+    P1/NR    24,819,834
15,000,000     5.590% due 02/23/1996+                                 A1+/AA+    P1/NR    14,876,554
35,000,000   Apreco, Inc.,
               5.740% due 01/22/1996+                                 A1/NR      P1/NR    34,882,808
22,000,000   AVCO Financial Services Inc.,
               5.680% due 02/13/1996+                                 A1/A       P1/A2    21,850,742
35,000,000   Bankers Trust Company,
               5.770% due 01/16/1996+                                 A1/A+      P1/A1    34,915,854
45,000,000   Eiger Capital Corporation,
               5.790% due 01/29/1996+                                 A1+/NR     P1/NR    44,797,350
34,300,000   Ford Motor Credit Company,
               5.650% due 02/05/1996+                                 A1/A+      P1/A1    34,111,588
             General Motors Acceptance Corporation:
30,000,000     6.050% due 01/02/1996+, +++                            A2/A-      P1/A3    29,994,958
20,000,000     5.630% due 03/15/1996+, +++                            A2/A-      P1/A3    19,768,545
             Golden Managers Acceptance Corporation:
20,000,000     5.770% due 01/24/1996+, +++                            A-1+/NR      NR     19,926,272
30,000,000     5.680% due 01/31/1996+, +++                            A-1+/NR      NR     29,858,000
50,000,000   Hanson Finance Plc,
               5.660% due 02/22/1996+                                 A1/NR      P1/NR    49,591,222
50,000,000   National Rural Utilities Cooperative Finance
               Corporation,
               5.640% due 02/27/1996+                                 A1+/AA     P1/Aa3   49,553,500
30,000,000   New Center Asset Trust,
               6.000% due 01/02/1996+                                 A1+1/NR    P1/NR    29,995,000
50,000,000   Philip Morris Companies, Inc.,
               5.900% due 01/02/1996+                                 A1/A       P1/A2    49,991,806
28,000,000   Receivables Capital Corporation,
               5.600% due 02/12/1996+                                 A1/NR      P1/NR    27,817,067
50,000,000   Sanwa Business Credit Co.,
               5.880% due 02/15/1996+                                 A2/A-      P1/Aa3   49,632,500
25,000,000   Sony Corporation,
               5.740% due 01/25/1996+                                 A1/A       P1/Aa3   24,904,333
35,000,000   Stellar Capital Corporation,
               5.900% due 01/25/1996+                                 A1/NR      P1/NR    34,862,333
25,000,000   Swedish Export Credit Corporation,
               5.680% due 01/17/1996+                                 A1+/AA+    P1/Aa3   24,936,889
30,000,000   Toronto Dominion Bank,
               5.350% due 06/04/1996+                                 A1+/AA     P1/Aa2   29,308,958
25,000,000   Toshiba America, Inc.,
               5.600% due 03/08/1996+                                 A1/NR      P1/A1    24,739,445
30,000,000   USL Capital Corporation,
               5.730% due 01/09/1996+                                 A1/A+      P1/A1    29,961,800
                                                                                        ------------
  TOTAL COMMERCIAL PAPER (Cost $794,596,714)                                             794,596,714
                                                                                        ------------
REPURCHASE AGREEMENTS -- 15.4%
50,000,000   Agreement with CS First Boston Corporation, 5.750% dated 12/29/1995 to be repurchased at $50,031,944 on 01/02/1996, collateralized by $49,900,000
               U.S. Treasury Notes, 5.750% due 10/31/2000
               (value $51,051,196)                                                            50,000,000
50,000,000   Agreement with Dean Witter Reynolds Inc., 5.700% dated 12/29/1995 to be repurchased at $50,031,667 on 01/02/1996, collateralized by $49,505,000
               U.S. Treasury Notes, 6.125% due 07/31/1996
               (value $51,012,178)                                                            50,000,000
17,065,000   Agreement with Merrill Lynch & Company, Inc., 5.500% dated 12/29/1995 to be repurchased at $17,075,429 on 01/02/1996, collateralized by
               $17,130,000 U.S. Treasury Notes, 5.625% due 10/31/1997
               (value $17,406,627)                                                            17,065,000
50,000,000   Agreement with Sanwa BGK Securities Company L.P., 5.850% dated 12/29/1995 to be repurchased at $50,032,500 on 01/02/1996, collateralized by
               $30,000,000 U.S. Treasury Bonds, 11.250% due 02/15/2015 (value
               $49,106,658) and $1,990,000 U.S. Treasury Bill due 12/12/1996 (value
               $1,895,855)                                                                    50,000,000
                                                                                          --------------
  TOTAL REPURCHASE AGREEMENTS (Cost $167,065,000)                                            167,065,000
                                                                                          --------------
  TOTAL INVESTMENTS (Cost $1,086,661,714*)                                      100.3%     1,086,661,714
  OTHER ASSETS AND LIABILITIES (Net)                                             (0.3)        (3,441,172)
                                                                                -----     --------------
  NET ASSETS                                                                    100.0%    $1,083,220,542
                                                                                =====     ==============

-----------------
  * Aggregate cost for Federal tax purposes.
  + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ American Home Products Corporation, rated D-1+ by Duff and Phelps, Golden
    Manager Acceptance Corporation, rated D-1+ by Duff and Phelps, and General Motors Acceptance Corporation, rated F1 by Fitch, are defined as being "Eligible Securities" under Rule 2a-7.

See Notes to Financial Statements.






The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1995
(Unaudited)
------------------------------------------------------------------------------

                                                                         EQUITY FUNDS
                                                 ------------------------------------------------------------
                                                 Munder         Munder            Munder         Munder Small
                                                 Multi-Season   Real Estate       Accelerating   Company
                                                 Growth         Equity            Growth         Growth
                                                 Fund           Investment Fund   Fund           Fund
                                                 ------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities ...............................    $292,608,566    $ 18,526,550    $228,292,844    $151,581,911
    Repurchase Agreements ....................          61,000         575,000            --              --
Total Investments ............................     292,669,566      19,101,550     228,292,844     151,581,911
                                                  ------------    ------------    ------------    ------------
Cash .........................................             662             784            --              --
Interest receivable ..........................              28             268          83,830          32,248
Dividends receivable .........................         345,799         159,213         229,105          26,527
Receivable for investment securities sold ....            --              --        17,015,261       3,616,595
Receivable for Fund shares sold ..............       1,701,876           6,277       1,122,926         775,973
Receivable from investment advisor ...........            --            31,274            --              --
Receivable from administrator ................            --              --              --              --
Variation margin .............................            --              --              --              --
Unamortized organization costs ...............         138,104          55,518           2,188             733
Prepaid expenses .............................          98,205          23,776            --              --
                                                  ------------    ------------    ------------    ------------
        Total Assets .........................     294,954,240      19,378,660     246,746,154     156,033,987
                                                  ------------    ------------    ------------    ------------
LIABILITIES:
Payable for Fund shares redeemed .............         278,992          26,536          67,280         139,866
Payable for investment securities purchased ..            --              --         3,433,424         377,983
Investment advisory fee payable ..............         187,992          11,860         165,472          97,020
Administration fee payable ...................          28,582           1,827          25,158          14,751
Shareholder servicing fees payable ...........          25,144            --            18,149          15,381
Distribution fees payable ....................          56,455           1,407           1,240             806
Transfer agent fee payable ...................           6,447             428           9,362           3,479
Custodian fees payable .......................           3,411             861           5,077           2,063
Legal and audit fees payable .................          12,515           2,270          15,365           5,713
Due to custodian .............................            --              --         1,896,034          98,312
Accrued Trustees'/Directors' fees and expenses           1,781             114           1,568             919
Accrued expenses and other payables ..........          16,244           4,281          30,986          13,605
                                                  ------------    ------------    ------------    ------------
        Total Liabilities ....................         617,563          49,584       5,669,115         769,898
                                                  ------------    ------------    ------------    ------------
NET ASSETS ...................................    $294,336,677    $ 19,329,076    $241,077,039    $155,264,089
                                                  ============    ============    ============    ============
Investments at cost ..........................    $232,477,819    $ 17,828,443    $194,183,813    $113,611,270
                                                  ============    ============    ============    ============

See Notes to Financial Statements.




The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1995
(Unaudited)
(Continued)
------------------------------------------------------------------------------

                                                                             EQUITY FUNDS
                                           --------------------------------------------------------------------------------
                                           Munder       Munder                       Munder
                                           Mid-Cap      International Munder         Growth &     Munder        Munder
                                           Growth       Equity        Index 500      Income       Value         Balanced
                                           Fund         Fund          Fund           Fund         Fund          Fund
                                           -------------------------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities ..........................   $18,926,713  $172,155,256  $143,581,302  $171,677,715  $26,747,300  $46,728,263
    Repurchase Agreements ...............        80,000     2,822,081     9,107,866     6,821,027    1,793,000    6,538,057
                                            -----------   -----------   -----------   -----------   ----------   ----------
Total Investments .......................    19,006,713   174,977,337   152,689,168   178,498,742   28,540,300   53,266,320

Cash ....................................           377          --            --            --          1,123           45
Interest receivable .....................            37        19,123        43,686       220,144          841      247,440
Dividends receivable ....................         5,047       356,676       273,953       396,818       19,399       33,394
Receivable for investment securities sold        46,250        99,297          --            --      1,257,623      171,822
Receivable for Fund shares sold .........          --         465,870     1,299,114       389,077         --            161
Receivable from investment advisor ......        14,000          --            --            --         14,000         --
Receivable from administrator ...........          --            --          71,897          --           --           --
Variation margin ........................          --            --          12,075          --           --           --
Unamortized organization costs ..........        51,935           587         1,162         5,772       51,013        8,676
Prepaid expenses ........................          --           5,522        30,877          --           --          2,702
                                            -----------   -----------   -----------   -----------   ----------   ----------
        Total Assets ...................     19,124,359   175,924,412   154,421,932   179,510,553   29,884,299   53,730,560
                                            -----------   -----------   -----------   -----------   ----------   ----------
LIABILITIES:
Payable for Fund shares redeemed ........            13        13,299       394,679        93,776         --        503,762
Payable for investment
  securities purchased ..................        66,600     1,030,040       219,138          --        291,789      137,109
Investment advisory fee payable .........        11,696       108,744         8,970       112,805       18,532       29,173
Administration fee payable ..............         1,802        16,533        14,612        17,151        2,856        5,118
Shareholder servicing fees payable ......            35        19,137         1,046        34,433           29          215
Distribution fees payable ...............            16           751         1,040           328           74          126
Transfer agent fee payable ..............           367         2,439         3,013         5,541          600          798
Custodian fees payable ..................           898        19,246         2,246         2,957          825        1,032
Legal and audit fees payable ............         2,226         5,823         5,366         9,581        2,371        2,428
Due to custodian ........................          --          27,143         4,760         7,751         --           --
Accrued Trustees'/Directors'
  fees and expenses .....................           112         1,030           911         1,069          178          319
Accrued expenses and other payables .....         3,414         3,931         6,912        35,394        5,001        1,306
                                            -----------   -----------   -----------   -----------   ----------   ----------
        Total Liabilities ...............        87,179     1,248,116       662,693       320,786      322,255      681,386
                                            -----------   -----------   -----------   -----------   ----------   ----------
NET ASSETS ..............................   $19,037,180  $174,676,296  $153,759,239  $179,189,767  $29,562,044  $53,049,174
                                            ===========  ============  ============  ============  ===========  ===========
Investments at cost .....................   $18,714,359  $142,009,514  $117,331,378  $147,818,497  $27,043,959  $47,015,495
                                            ===========  ============  ============  ============  ===========  ===========

See Notes to Financial Statements.




The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1995
(Unaudited)
(Continued)
------------------------------------------------------------------------------

                                                                             INCOME FUNDS
                                     ---------------------------------------------------------------------------------
                                                   Munder        Munder U.S.  Munder           Munder     Munder
                                     Munder        Intermediate  Government   Michigan         Tax-Free   Tax-Free
                                     Bond          Bond          Income       Triple Tax-Free  Bond       Intermediate
                                     Fund          Fund          Fund         Bond Fund        Fund       Bond Fund
                                     ---------------------------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities ....................  $186,584,687  $490,652,226  $163,219,082  $26,635,767  $212,836,343  $344,643,136
    Repurchase Agreements .........          --            --            --           --            --            --
                                     ------------  ------------  ------------  -----------  ------------  ------------
Total Investments .................   186,584,687   490,652,226   163,219,082   26,635,767   212,836,343   344,643,136
Cash ..............................          --            --            --            231          --           1,916
Interest receivable ...............     2,337,958     8,998,079     2,715,526      296,247     3,910,154     6,257,983
Dividends receivable ..............        20,331        43,355        18,793        3,695         3,203         7,818
Receivable for investment
  securities sold .................          --            --           1,257         --       2,245,933     1,414,207
Receivable for Fund shares sold ...       389,418       568,238       512,303         --         415,689        34,717
Unamortized organization costs ....           461          --           8,143       14,383        19,107          --
Prepaid expenses ..................          --            --            --          1,295          --            --
                                     ------------  ------------  ------------  -----------  ------------  ------------
        Total Assets ..............   189,332,855   500,261,898   166,475,104   26,951,618   219,430,429   352,359,777
                                     ------------  ------------  ------------  -----------  ------------  ------------

LIABILITIES:
Payable for Fund shares redeemed ..        38,006       356,776       215,715        2,761        36,811        92,500
Payable for investment securities
  purchased .......................          --            --            --           --            --            --
Investment advisory fee payable ...        79,548       210,306        72,342         --          92,291       149,085
Administration fee payable ........        18,141        47,961        16,498        2,743        21,047        34,000
Shareholder servicing fees payable          7,541        71,481        33,757        5,823        45,703        71,311
Distribution fees payable .........           197         1,237           820          317           122         1,003
Transfer agent fee payable ........         4,398        14,956         5,213          612         9,194        14,089
Custodian fees payable ............         3,062         7,209         2,463          328         4,110         5,403
Legal and audit fees payable ......         9,120        28,413        10,563        2,519        16,631        22,998
Dividends payable .................          --            --            --           --            --            --
Due to custodian ..................       620,894        36,333       296,743         --       1,957,340     1,961,648
Accrued Trustees'/Directors' fees
  and expenses ....................         1,131         2,989         1,028          171         1,312         2,119
Accrued expenses and other payables        19,898        49,731        24,005        1,719        36,665        49,761
                                     ------------  ------------  ------------  -----------  ------------  ------------
        Total Liabilities .........       801,936       827,392       679,147       16,993     2,221,226     2,403,917
                                     ------------  ------------  ------------  -----------  ------------  ------------
NET ASSETS ........................  $188,530,919  $499,434,506  $165,795,957  $26,934,625  $217,209,203  $349,955,860
                                     ============  ============  ============  ===========  ============  ============
Investments at cost ...............  $179,695,019  $486,413,727  $155,678,182  $25,701,564  $197,620,816  $330,286,499
                                     ============  ============  ============  ===========  ============  ============

See Notes to Financial Statements.




The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1995
(Unaudited)
(Continued)
------------------------------------------------------------------------------

                                                     MONEY MARKET FUNDS
                                     --------------------------------------------------------
                                     Munder        Munder        Munder         Munder
                                     Money         Tax-Free      U.S. Treasury  Cash
                                     Market        Money Market  Money Market   Investment
                                     Fund          Fund          Fund           Fund
                                     --------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities ....................  $257,913,877  $240,607,429  $163,478,137  $  919,596,714
    Repurchase Agreements .........    27,715,000          --     123,430,000     167,065,000
                                     ------------  ------------  ------------  --------------
Total Investments .................   285,628,877   240,607,429   286,908,137   1,086,661,714
Cash ..............................           676          --           2,201            --
Interest receivable ...............       398,714     1,922,782        59,337       1,607,633
Dividends receivable ..............          --          12,529          --              --
Receivable for investment
  securities sold .................          --            --            --              --
Receivable for Fund shares sold ...          --            --            --           299,083
Unamortized organization costs ....        96,000          --            --              --
Prepaid expenses ..................        75,131          --            --           101,907
                                     ------------  ------------  ------------  --------------
        Total Assets ..............   286,199,398   242,542,740   286,969,675   1,088,670,337
                                     ------------  ------------  ------------  --------------

LIABILITIES:
Payable for Fund shares redeemed ..          --            --            --              --
Payable for investment securities
  purchased .......................          --       5,000,000          --              --
Investment advisory fee payable ...        95,020        68,716        85,067         317,222
Administration fee payable ........        27,087        22,387        22,387         103,349
Shareholder servicing fees payable           --          26,209         9,873          85,054
Distribution fees payable .........           140         1,740           320          14,730
Transfer agent fee payable ........         9,790         6,065         6,871          22,145
Custodian fees payable ............         3,260         3,514         5,918          12,632
Legal and audit fees payable ......        11,112        13,200        15,642          40,987
Dividends payable .................       204,814       665,133     1,217,724       4,718,140
Due to custodian ..................          --         126,598          --            81,785
Accrued Trustees'/Directors' fees
  and expenses ....................         1,688         1,395         1,727           6,440
Accrued expenses and other payables        12,436        35,667        27,592          47,311
                                     ------------  ------------  ------------  --------------
        Total Liabilities .........       365,347     5,970,624     1,393,121       5,449,795
                                     ------------  ------------  ------------  --------------
NET ASSETS ........................  $285,834,051  $236,572,116  $285,576,554  $1,083,220,542
                                     ============  ============  ============  ==============
Investments at cost ...............  $285,628,877  $240,607,429  $286,908,137  $1,086,661,714
                                     ============  ============  ============  ==============

See Notes to Financial Statements.




The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1995
(Unaudited)
(Continued)
------------------------------------------------------------------------------

                                                                                 EQUITY FUNDS
                                                        --------------------------------------------------------------------
                                                        Munder         Munder               Munder            Munder Small
                                                        Multi-Season   Real Estate          Accelerating      Company
                                                        Growth         Equity               Growth            Growth
                                                        Fund           Investment Fund      Fund              Fund
                                                        --------------------------------------------------------------------
NET ASSETS consist of:
Undistributed net investment income/(accumulated net
  investment loss) .................................    $     38,134     $      22,823      $    (354,593)     $    (388,956)
Accumulated net realized gain/(loss) on investments
  sold, forward foreign exchange contracts, futures
  contracts and currency transactions ..............       2,888,321           (83,745)        16,269,098          3,914,742
Net unrealized appreciation of investments, forward
  foreign exchange contracts, futures contracts,
  foreign currency and net other assets ............      60,191,747         1,273,107         34,109,031         37,970,641
Par value ..........................................          22,184             1,793             18,181              9,257
Paid-in capital in excess of par value .............     231,196,291        18,115,098        191,035,322        113,758,405
                                                        ------------     -------------      -------------      -------------
                                                        $294,336,677     $  19,329,076      $ 241,077,039      $ 155,264,089
                                                        ============     =============      =============      =============
NET ASSETS:
Class A Shares .....................................    $ 10,519,770     $     214,961      $   5,203,045      $   3,744,887
                                                        ============     =============      =============      =============
Class B Shares .....................................    $ 60,121,513     $   1,643,838      $     170,927      $      96,490
                                                        ============     =============      =============      =============
Class C Shares .....................................    $  4,144,274              --        $      19,179      $      15,757
                                                        ============     =============      =============      =============
Class K Shares .....................................    $116,695,707              --        $  77,407,298      $  73,377,379
                                                        ============     =============      =============      =============
Class Y Shares .....................................    $102,855,413     $  17,470,277      $ 158,276,590      $  78,029,576
                                                        ============     =============      =============      =============
SHARES OUTSTANDING:
Class A Shares .....................................         791,995            19,948            393,923            223,855
                                                        ============     =============      =============      =============
Class B Shares .....................................       4,599,225           152,492             13,113              5,840
                                                        ============     =============      =============      =============
Class C Shares .....................................         316,706              --                1,457                945
                                                        ============     =============      =============      =============
Class K Shares .....................................       8,786,579              --            5,859,952          4,386,267
                                                        ============     =============      =============      =============
Class Y Shares .....................................       7,689,587         1,620,821         11,912,916          4,640,460
                                                        ============     =============      =============      =============
CLASS A SHARES:
Net asset value and redemption price per share .....    $      13.28     $       10.78      $       13.21      $       16.73
                                                        ============     =============      =============      =============
Maximum sales charge ...............................            5.50%             5.50%              5.50%              5.50%
Maximum offering price per share ...................    $      14.05     $       11.41      $       13.98      $       17.70
                                                        ============     =============      =============      =============
CLASS B SHARES:
Net asset value and offering price per share* ......    $      13.07     $       10.78      $       13.03      $       16.52
                                                        ============     =============      =============      =============
CLASS C SHARES:
Net asset value and offering price per share* ......    $      13.09               N/A      $       13.16      $       16.67
                                                        ============     =============      =============      =============
CLASS K SHARES:
Net asset value, offering price and redemption price
  per share ........................................    $      13.28               N/A      $       13.21      $       16.73
                                                        ============     =============      =============      =============
CLASS Y SHARES:
Net asset value, offering price and redemption price
  per share ........................................    $      13.38     $       10.78      $       13.29      $       16.82
                                                        ============     =============      =============      =============

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

See Notes to Financial Statements.



The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1995
(Unaudited)
(Continued)
------------------------------------------------------------------------------

                                                                          EQUITY FUNDS
                                                        ------------------------------------------------
                                                        Munder           Munder
                                                        Mid-Cap          International     Munder
                                                        Growth           Equity            Index 500
                                                        Fund             Fund              Fund
                                                        ------------------------------------------------
NET ASSETS consist of:
Undistributed net investment income/(accumulated net
  investment loss) .................................    $        469     $     477,908      $    115,024
Accumulated net realized gain/(loss) on investments
  sold, forward foreign exchange contracts, futures
  contracts and currency transactions ..............         429,904          (485,851)          910,034
Net unrealized appreciation of investments, forward
  foreign exchange contracts, futures contracts,
  foreign currency and net other assets ............         292,354        32,969,787        35,283,685
Par value ..........................................           1,770            12,225            10,325
Paid-in capital in excess of par value .............      18,312,683       141,702,227       117,440,171
                                                        ------------     -------------      ------------
                                                        $ 19,037,180       174,676,296      $153,759,239
                                                        ============     =============      ============
NET ASSETS:
Class A Shares .....................................    $     34,656     $   1,782,530      $  3,974,481
                                                        ============     =============      ============
Class B Shares .....................................    $       --       $     366,344      $  2,610,081
                                                        ============     =============      ============
Class C Shares .....................................    $     15,385     $     255,573              --
                                                        ============     =============      ============
Class K Shares .....................................    $    168,491     $  92,863,101      $  5,252,221
                                                        ============     =============      ============
Class Y Shares .....................................    $ 18,818,648     $  79,408,748      $141,922,456
                                                        ============     =============      ============
SHARES OUTSTANDING:
Class A Shares .....................................           3,223           124,857           267,116
                                                        ============     =============      ============
Class B Shares .....................................            --              25,873           175,308
                                                        ============     =============      ============
Class C Shares .....................................           1,432            17,914              --
                                                        ============     =============      ============
Class K Shares .....................................          15,674         6,508,178           352,915
                                                        ============     =============      ============
Class Y Shares .....................................       1,749,844         5,548,228         9,529,845
                                                        ============     =============      ============
CLASS A SHARES:
Net asset value and redemption price per share .....    $      10.75     $       14.28      $      14.88
                                                        ============     =============      ============
Maximum sales charge ...............................            5.50%             5.50%             2.50%
Maximum offering price per share ...................    $      11.38     $       15.11      $      15.26
                                                        ============     =============      ============
CLASS B SHARES:
Net asset value and offering price per share* ......             N/A     $       14.16      $      14.89
                                                        ============     =============      ============
CLASS C SHARES:
Net asset value and offering price per share* ......    $      10.74     $       14.27               N/A
                                                        ============     =============      ============
CLASS K SHARES:
Net asset value, offering price and redemption price
  per share ........................................    $      10.75     $       14.27      $      14.88
                                                        ============     =============      ============
CLASS Y SHARES:
Net asset value, offering price and redemption price
  per share ........................................    $      10.75     $       14.31      $      14.89
                                                        ============     =============      ============

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

See Notes to Financial Statements.



The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1995
(Unaudited)
(Continued)
------------------------------------------------------------------------------


                                                                         EQUITY FUNDS
                                                        --------------------------------------------
                                                        Munder
                                                        Growth &         Munder          Munder
                                                        Income           Value           Balanced
                                                        Fund             Fund            Fund
                                                        --------------------------------------------
NET ASSETS consist of:
Undistributed net investment income/(accumulated net
  investment loss) .................................    $     95,261     $    21,799     $    40,685
Accumulated net realized gain/(loss) on investments
  sold, forward foreign exchange contracts, futures
  contracts and currency transactions ..............       1,651,567          95,826         449,045
Net unrealized appreciation of investments, forward
  foreign exchange contracts, futures contracts,
  foreign currency and net other assets ............      30,680,245       1,496,341       6,250,825
Par value ..........................................          14,191           2,759           4,572
Paid-in capital in excess of par value .............     146,748,503      27,945,319      46,304,047
                                                        ------------     -----------     -----------
                                                        $179,189,767     $29,562,044     $53,049,174
                                                        ============     ===========     ===========
NET ASSETS:
Class A Shares .....................................    $    888,093     $   194,662     $   321,275
                                                        ============     ===========     ===========
Class B Shares .....................................         171,859     $    60,594     $    52,631
                                                        ============     ===========     ===========
Class C Shares .....................................          10,290            --              --
                                                        ============     ===========     ===========
Class K Shares .....................................    $164,742,909     $    82,000     $ 1,053,312
                                                        ============     ===========     ===========
Class Y Shares .....................................    $ 13,376,616     $29,224,788     $51,621,956
                                                        ============     ===========     ===========
SHARES OUTSTANDING:
Class A Shares .....................................          70,365          18,175          27,694
                                                        ============     ===========     ===========
Class B Shares .....................................          13,640           5,659           4,543
                                                        ============     ===========     ===========
Class C Shares .....................................             816            --              --
                                                        ============     ===========     ===========
Class K Shares .....................................      13,046,566           7,655          90,642
                                                        ============     ===========     ===========
Class Y Shares .....................................       1,059,248       2,727,252       4,448,627
                                                        ============     ===========     ===========
CLASS A SHARES:
Net asset value and redemption price per share .....    $      12.62     $     10.71     $     11.60
                                                        ============     ===========     ===========
Maximum sales charge ...............................            5.50%           5.50%           5.50
Maximum offering price per share ...................    $      13.35     $     11.33     $     12.28
                                                        ============     ===========     ===========
CLASS B SHARES:
Net asset value and offering price per share* ......    $      12.60     $     10.71     $     11.59
                                                        ============     ===========     ===========
CLASS C SHARES:
Net asset value and offering price per share* ......    $      12.61             N/A             N/A
                                                        ============     ===========     ===========
CLASS K SHARES:
Net asset value, offering price and redemption price
  per share ........................................    $      12.63     $     10.71     $     11.62
                                                        ============     ===========     ===========
CLASS Y SHARES:
Net asset value, offering price and redemption price
  per share ........................................    $      12.63     $     10.72     $     11.60
                                                        ============     ===========     ===========

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

See Notes to Financial Statements.



The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1995
(Unaudited)
(Continued)
------------------------------------------------------------------------------

                                                                              INCOME FUNDS
                                       -----------------------------------------------------------------------------------------
                                                      Munder         Munder         Munder            Munder       Munder
                                       Munder         Intermediate   U.S.           Michigan          Tax-Free     Tax-Free
                                       Bond           Bond           Government     Triple Tax-Free   Bond         Intermediate
                                       Fund           Fund           Income Fund    Bond Fund         Fund         Bond Fund
                                       -----------------------------------------------------------------------------------------
NET ASSETS consist of:
Undistributed net investment income/
  (distributions in excess of
  net investment income ............ $     312,905   $     (13,825)  $    196,868  $       1,920   $     17,112  $        (356)
Accumulated net realized gain/(loss)
  on investments sold ..............    (7,113,384)     (9,772,478)        15,847       (128,472)     1,103,814       (565,886)
Net unrealized appreciation
  of investments ...................     6,889,668       4,238,499      7,540,900        934,203     15,215,527     14,356,637
Par value ..........................        18,836          51,665         15,837          2,757         20,149         33,129
Paid-in capital in
  excess of par value ..............   188,422,894     504,930,645    158,026,505     26,124,217    200,852,601    336,132,336
                                     -------------   -------------   ------------  -------------   ------------  -------------
                                     $ 188,530,919   $ 499,434,506   $165,795,957  $  26,934,625   $217,209,203  $ 349,955,860
                                     =============   =============   ============  =============   ============  =============
NET ASSETS:
Class A Shares ..................... $     927,006   $   5,873,502   $  1,714,790  $     467,906   $    964,512  $   4,407,640
                                     =============   =============   ============  =============   ============  =============
Class B Shares ..................... $        --     $       9,192   $    798,430  $     263,606   $     80,302  $     176,174
                                     =============   =============   ============  =============   ============  =============
Class K Shares ..................... $  35,546,454   $ 340,179,540   $157,972,431  $  26,030,035   $214,459,169  $ 334,153,491
                                     =============   =============   ============  =============   ============  =============
Class Y Shares ..................... $ 152,057,459   $ 153,372,272   $  5,310,306  $     173,078   $  1,705,220  $  11,218,555
                                     =============   =============   ============  =============   ============  =============
SHARES OUTSTANDING:
Class A Shares .....................        92,615         607,397        163,912         47,892         89,598        417,307
                                     =============   =============   ============  =============   ============  =============
Class B Shares .....................          --               951         76,277         26,975          7,454         16,672
                                     =============   =============   ============  =============   ============  =============
Class K Shares .....................     3,551,599      35,189,108     15,089,746      2,664,786     19,893,648     31,633,238
                                     =============   =============   ============  =============   ============  =============
Class Y Shares .....................    15,191,456      15,867,386        507,303         17,703        158,320      1,061,697
                                     =============   =============   ============  =============   ============  =============
CLASS A SHARES:
Net asset value and
  redemption price per share ....... $       10.01   $        9.67   $      10.46  $        9.77   $      10.76  $       10.56
                                     =============   =============   ============  =============   ============  =============
Maximum sales charge ...............          4.00%           4.00%          4.00%          4.00%          4.00%          4.00%
Maximum offering price per share ... $       10.43   $       10.07   $      10.90  $       10.18   $      11.21  $       11.00
                                     =============   =============   ============  =============   ============  =============
CLASS B SHARES:
Net asset value and
  offering price per share* ........           N/A   $        9.67   $      10.47  $        9.77   $      10.77  $       10.57
                                     =============   =============   ============  =============   ============  =============
CLASS K SHARES:
Net asset value, offering
  price and redemption
  price per share .................. $       10.01   $        9.67   $      10.47  $        9.77   $      10.78  $       10.56
                                     =============   =============   ============  =============   ============  =============
CLASS Y SHARES:
Net asset value, offering
  price and redemption
  price per share .................. $       10.01   $        9.67   $      10.47  $        9.78   $      10.77  $       10.57
                                     =============   =============   ============  =============   ============  =============

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

See Notes to Financial Statements.




The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1995
(Unaudited)
(Continued)
------------------------------------------------------------------------------


                                                                   MONEY MARKET FUNDS
                                          ------------------------------------------------------------------------
                                          Munder            Munder              Munder              Munder
                                          Money             Tax-Free            U.S. Treasury       Cash
                                          Market            Money Market        Money Market        Investment
                                          Fund              Fund                Fund                Fund
                                          ------------------------------------------------------------------------
NET ASSETS consist of:
Undistributed net investment income/
  (distributions in excess of
  net investment income ............      $       --        $        --         $         --        $          --
Accumulated net realized gain/(loss)
  on investments sold ..............               312           (157,195)              13,076               (7,101)
Net unrealized appreciation
  of investments ...................              --                 --                   --                   --
Par value ..........................           285,834            236,686              285,563            1,083,226
Paid-in capital in
  excess of par value ..............       285,547,905        236,492,625          285,277,915        1,082,144,417
                                          ------------      -------------       --------------      ---------------
                                          $285,834,051      $ 236,572,116       $  285,576,554      $ 1,083,220,542
                                          ============      =============       ==============      ===============
NET ASSETS:
Class A Shares .....................      $     25,272      $   8,153,949       $    1,627,345      $    68,637,925
                                          ============      =============       ==============      ===============
Class B Shares .....................      $    158,118      $        --         $         --        $          --
                                          ============      =============       ==============      ===============
Class K Shares .....................      $       --        $ 207,438,253       $   71,525,206      $   653,713,148
                                          ============      =============       ==============      ===============
Class Y Shares .....................      $285,650,661      $  20,979,914       $  212,424,003      $   360,869,469
                                          ============      =============       ==============      ===============
SHARES OUTSTANDING:
Class A Shares .....................            25,272          8,157,874            1,627,270           68,638,260
                                          ============      =============       ==============      ===============
Class B Shares .....................           158,118               --                   --                   --
                                          ============      =============       ==============      ===============
Class K Shares .....................              --          207,538,089           71,521,931          653,716,337
                                          ============      =============       ==============      ===============
Class Y Shares .....................       285,650,349         20,990,011          212,414,277          360,871,230
                                          ============      =============       ==============      ===============
CLASS A SHARES:
Net asset value and
  redemption price per share .......      $       1.00      $        1.00       $         1.00      $          1.00
                                          ============      =============       ==============      ===============
Maximum sales charge ...............              --                 --                   --                   --
Maximum offering price per share ...      $       1.00      $        1.00       $         1.00      $          1.00
                                          ============      =============       ==============      ===============
CLASS B SHARES:
Net asset value and
  offering price per share* ........      $       1.00                N/A                  N/A                  N/A
                                          ============      =============       ==============      ===============
CLASS K SHARES:
Net asset value, offering
  price and redemption
  price per share ..................               N/A      $        1.00       $         1.00      $          1.00
                                          ============      =============       ==============      ===============
CLASS Y SHARES:
Net asset value, offering
  price and redemption
  price per share ..................      $       1.00      $        1.00       $         1.00      $          1.00
                                          ============      =============       ==============      ===============

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

See Notes to Financial Statements.




The Munder Funds
Statements of Operations, Period Ended December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

                                                                                EQUITY FUNDS
                                                       ---------------------------------------------------------------
                                                       Munder         Munder              Munder         Munder Small
                                                       Multi-Season   Real Estate         Accelerating   Company
                                                       Growth         Equity Investment   Growth         Growth
                                                       Fund           Fund                Fund           Fund
                                                       ---------------------------------------------------------------
INVESTMENT INCOME:
Interest ...........................................    $    632,872     $    39,322     $    415,899     $    254,707
Dividends (Net of foreign withholding taxes of
  $81,582 and $1,918 for the Munder International
  Equity Fund and the Munder Index 500 Fund,
  respectively) ....................................       1,876,287         404,432          689,557          166,956
                                                        ------------     -----------     ------------     ------------
        Total investment income ....................       2,509,159         443,754        1,105,456          421,663
                                                        ------------     -----------     ------------     ------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares ...................................          12,597             280            6,465            4,157
  Class B Shares ...................................         289,144           7,736              535              265
  Class C Shares ...................................          18,332            --                 49               39
Shareholder servicing fees:
  Class K Shares ...................................         140,076            --            113,213           84,555
Investment advisory fee ............................       1,396,263          51,436        1,282,303          682,744
Administration fee .................................         159,492           7,936          162,334           85,749
Transfer agent fee .................................          38,945           2,722           38,683           21,130
Custodian fees .....................................           7,819            --             20,234           10,563
Legal and audit fees ...............................          24,295            --             18,401            8,244
Trustees'/Directors' fees and expenses .............           4,316             136            4,365            2,317
Amortization of organization costs .................          29,595           7,500            1,184              402
Registration and filing fees .......................          45,125          10,205             --               --
Other ..............................................          42,814           4,206           28,849           29,995
                                                        ------------     -----------     ------------     ------------
        Total Expenses .............................       2,208,813          92,157        1,676,615          930,160
Fees waived and/or expenses reimbursed by investment
  advisor ..........................................        (349,066)        (15,000)        (216,566)        (119,541)
                                                        ------------     -----------     ------------     ------------
        Net Expenses ...............................       1,859,747          77,157        1,460,049          810,619
                                                        ------------     -----------     ------------     ------------
NET INVESTMENT INCOME/(LOSS) .......................         649,412         366,597         (354,593)        (388,956)
                                                        ------------     -----------     ------------     ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
  Net realized gain/(loss) from:
    Security transactions ..........................      12,182,324         (72,268)      39,318,236       13,228,474
    Forward foreign exchange contracts .............            --              --               --               --
    Futures contracts ..............................            --              --               --               --
    Foreign currency transactions ..................            --              --               --               --
  Net change in unrealized
   appreciation/(depreciation) of:
    Securities .....................................      23,590,032       1,111,872      (23,306,031)      11,245,548
    Forward foreign exchange contracts .............            --              --               --               --
    Futures contracts ..............................            --              --               --               --
    Foreign currency and net other assets ..........            --              --               --               --
                                                        ------------     -----------     ------------     ------------
  Net realized and unrealized gain on investments ..      35,772,356       1,039,604       16,012,205       24,474,022
                                                        ------------     -----------     ------------     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $ 36,421,768     $ 1,406,201     $ 15,657,612     $ 24,085,066
                                                        ============     ===========     ============     ============

----------------
(a) The Munder Mid-Cap Growth Fund and the Munder Value Fund commenced operations on August 14, 1995 and August 18, 1995, respectively.

See Notes to Financial Statements.



The Munder Funds
Statements of Operations, Period Ended December 31, 1995 (Unaudited)
(Continued)
------------------------------------------------------------------------------

                                                                                EQUITY FUNDS
                                                    ------------------------------------------------------------------------------
                                                    Munder     Munder                         Munder
                                                    Mid-Cap    International    Munder        Growth &      Munder       Munder
                                                    Growth     Equity           Index 500     Income        Value        Balanced
                                                    Fund(a)    Fund             Fund          Fund          Fund(a)      Fund
                                                    ------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ........................................... $  38,425  $    158,084  $    264,115  $    783,824  $    42,167  $   741,106
Dividends (Net of foreign withholding taxes of
  $81,582 and $1,918 for the Munder International
  Equity Fund and the Munder Index 500 Fund,
  respectively) ....................................    14,739     1,256,222     1,684,550     2,518,720      126,691      164,966
                                                     ---------  ------------  ------------  ------------  -----------  -----------
        Total investment income ....................    53,164     1,414,306     1,948,665     3,302,544      168,858      906,072
                                                     ---------  ------------  ------------  ------------  -----------  -----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares ...................................         1         1,928           927           537           89          380
  Class B Shares ...................................      --             791         1,105           534          134          208
  Class C Shares ...................................        17           321          --               8         --           --
Shareholder servicing fees:
  Class K Shares ...................................        59       104,198         4,585       183,643           17          905
Investment advisory fee ............................    40,924       726,850       140,781       715,689       69,717      225,763
Administration fee .................................     6,312        91,444        80,405        90,471       10,753       29,500
Transfer agent fee .................................     1,295        16,205         8,036        22,297        2,281        8,541
Custodian fees .....................................     4,510        60,755        10,687        11,472        4,492        6,288
Legal and audit fees ...............................     2,226         4,367         5,934         9,794        2,371        2,772
Trustees'/Directors' fees and expenses .............       187         2,504         2,234         2,503          339          811
Amortization of organization costs .................     4,721           314           639           912        4,638        1,733
Registration and filing fees .......................     2,358          --           6,038         9,676        3,558        2,225
Other ..............................................     4,085         4,174        13,063        28,953        5,516        8,026
                                                     ---------  ------------  ------------  ------------  -----------  -----------
        Total Expenses .............................    66,695     1,013,851       274,434     1,076,489      103,905      287,152
Fees waived and/or expenses reimbursed by investment
  advisor ..........................................   (14,000)     (126,452)      (91,508)     (121,646)     (14,000)     (57,904)
                                                     ---------  ------------  ------------  ------------  -----------  -----------
        Net Expenses ...............................    52,695       887,399       182,926       954,843       89,905      229,248
                                                     ---------  ------------  ------------  ------------  -----------  -----------
NET INVESTMENT INCOME/(LOSS) .......................       469       526,907     1,765,739     2,347,701       78,953      676,824)
                                                     ---------  ------------  ------------  ------------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
  Net realized gain/(loss) from:
    Security transactions ..........................   429,904     2,208,694     3,510,051     2,245,520       95,826    2,459,468
    Forward foreign exchange contracts .............      --        (113,373)         --            --           --           --
    Futures contracts ..............................      --            --       1,926,705          --           --           --
    Foreign currency transactions ..................      --         (25,092)         --            --           --           --
  Net change in unrealized
   appreciation/(depreciation) of:
    Securities .....................................   292,354     8,506,594    11,819,666    19,047,198    1,496,341    1,294,740
    Forward foreign exchange contracts .............      --           2,487          --            --           --           --
    Futures contracts ..............................      --            --        (166,705)         --           --           --
    Foreign currency and net other assets ..........      --          34,426          --            --           --           --
                                                     ---------  ------------  ------------  ------------  -----------  -----------
  Net realized and unrealized gain on investments ..   722,258    10,613,736    17,089,717    21,292,718    1,592,167    3,754,208
                                                     ---------  ------------  ------------  ------------  -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 722,727  $ 11,140,643  $ 18,855,456  $ 23,640,419  $ 1,671,120  $ 4,431,032
                                                     =========  ============  ============  ============  ===========  ===========

----------------
(a) The Munder Mid-Cap Growth Fund and the Munder Value Fund commenced operations on August 14, 1995 and August 18, 1995, respectively.

See Notes to Financial Statements.




The Munder Funds
Statements of Operations, Period Ended December 31, 1995 (Unaudited)
(Continued)
------------------------------------------------------------------------------

                                                                                  INCOME FUNDS
                                          --------------------------------------------------------------------------------------
                                                          Munder         Munder       Munder            Munder     Munder
                                          Munder          Intermediate   U.S.         Michigan          Tax-Free   Tax-Free
                                          Bond            Bond           Government   Triple Tax-Free   Bond       Intermediate
                                          Fund            Fund           Fund         Bond Fund         Fund       Bond Fund
                                          --------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ................................  $  6,588,629   $ 17,073,030   $ 6,825,319   $   756,398   $  6,000,507   $  8,567,480
Dividends ...............................       141,214        511,300       189,871        11,553         22,979         43,199
                                           ------------   ------------   -----------   -----------   ------------   ------------
        Total investment income .........     6,729,843     17,584,330     7,015,190       767,951      6,023,486      8,610,679
                                           ------------   ------------   -----------   -----------   ------------   ------------
EXPENSES:
Distribution and shareholder
  servicing fees:
    Class A Shares ......................         1,152          6,813           314           543            114          5,201
    Class B Shares ......................          --               44           957         1,293             64            115
Shareholder servicing fees:
  Class K Shares ........................        45,569        404,752       205,523        33,722        278,462        423,747
Investment advisory fee .................       610,940      1,579,751       583,467        91,207        737,632      1,161,307
Administration fee ......................       106,626        276,272       101,400        15,959        128,231        202,491
Transfer agent fee ......................        23,999         64,931        23,850         3,879         37,381         53,374
Custodian fees ..........................        12,699         32,688        12,245         1,683         14,998         22,281
Legal and audit fees ....................         6,035         30,869        11,600         2,688         17,571         28,871
Trustees'/Directors' fees and expenses ..         2,904          7,571         2,736           432          3,469          5,488
Amortization of organization costs ......         1,424           --           1,164         2,298          2,716           --
Registration and filing fees ............         6,343          6,124        19,610         1,006          6,684          7,287
Other ...................................        28,313         62,306        33,613         7,126         65,214         74,866
                                           ------------   ------------   -----------   -----------   ------------   ------------
        Total Expenses ..................       846,004      2,472,121       996,479       161,836      1,292,536      1,985,028
Fees waived and/or expenses reimbursed
  by investment advisor .................      (144,241)      (370,471)     (139,659)      (91,207)      (176,384)      (275,000)
                                           ------------   ------------   -----------   -----------   ------------   ------------
        Net Expenses ....................       701,763      2,101,650       856,820        70,629      1,116,152      1,710,028
                                           ------------   ------------   -----------   -----------   ------------   ------------
NET INVESTMENT INCOME ...................     6,028,080     15,482,680     6,158,370       697,322      4,907,334      6,900,651
                                           ------------   ------------   -----------   -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions .................     3,685,996      5,512,251     2,248,008       172,915      2,614,877        740,039
Net change in unrealized appreciation of:
    Securities ..........................     1,931,022      2,665,594     1,437,958     1,042,233      7,635,132      5,962,032
                                           ------------   ------------   -----------   -----------   ------------   ------------
Net realized and unrealized gain/(loss)
  on investments ........................     5,617,018      8,177,845     3,685,966     1,215,148     10,250,009      6,702,071
                                           ------------   ------------   -----------   -----------   ------------   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .............  $ 11,645,098   $ 23,660,525   $ 9,844,336   $ 1,912,470   $ 15,157,343   $ 13,602,722
                                           ============   ============   ===========   ===========   ============   ============

See Notes to Financial Statements.




The Munder Funds
Statements of Operations, Period Ended December 31, 1995 (Unaudited)
(Continued)
------------------------------------------------------------------------------

                                                                 MONEY MARKET FUNDS
                                             ---------------------------------------------------------
                                             Munder        Munder          Munder          Munder
                                             Money         Tax-Free        U.S. Treasury   Cash
                                             Market        Money Market    Money Market    Investment
                                             Fund          Fund            Fund            Fund
                                             ---------------------------------------------------------
INVESTMENT INCOME:
Interest ................................    $8,329,005    $ 4,453,212     $ 8,465,629     $30,426,500
Dividends ...............................          --          105,745            --              --
                                             ----------    -----------     -----------     -----------
        Total investment income .........     8,329,005      4,558,957       8,465,629      30,426,500
                                             ----------    -----------     -----------     -----------
EXPENSES:
Distribution and shareholder
  servicing fees:
    Class A Shares ......................            40          9,658           1,548          76,341
    Class B Shares ......................         1,297           --              --              --
Shareholder servicing fees:
  Class K Shares ........................          --          157,808          53,721         472,685
Investment advisory fee .................       565,054        450,884         570,648       1,892,507
Administration fee ......................       161,366        134,734         165,001         591,131
Transfer agent fee ......................        23,191         30,420          38,059          67,697
Custodian fees ..........................         9,593         16,509          27,722          44,164
Legal and audit fees ....................        36,762         14,415          17,449          38,590
Trustees'/Directors' fees and expenses ..         4,076          3,598           4,712          16,034
Amortization of organization costs ......        18,000           --              --              --
Registration and filing fees ............        19,330           --             4,027            --
Other ...................................        21,078         30,477          37,972          62,342
                                             ----------    -----------     -----------     -----------
        Total Expenses ..................       859,787        848,503         920,859       3,261,491
Fees waived and/or expenses reimbursed
  by investment advisor .................          --          (38,079)        (48,774)        (81,284
                                             ----------    -----------     -----------     -----------
        Net Expenses ....................       859,787        810,424         872,085       3,180,207
                                             ----------    -----------     -----------     -----------
NET INVESTMENT INCOME ...................     7,469,218      3,748,533       7,593,544      27,246,293
                                             ----------    -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions .................           312          1,716            (417)           --
Net change in unrealized appreciation of:
    Securities ..........................          --             --              --              --
                                             ----------    -----------     -----------     -----------
Net realized and unrealized gain/(loss)
  on investments ........................           312          1,716            (417)           --
                                             ----------    -----------     -----------     -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .............    $7,469,530    $ 3,750,249     $ 7,593,127     $27,246,293
                                             ==========    ===========     ===========     ===========

See Notes to Financial Statements.




The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1995
(Unaudited)
------------------------------------------------------------------------------

                                                                                 EQUITY FUNDS
                                                        -----------------------------------------------------------------
                                                        Munder            Munder              Munder         Munder Small
                                                        Multi-Season      Real Estate         Accelerating   Company
                                                        Growth            Equity Investment   Growth         Growth
                                                        Fund              Fund                Fund           Fund
                                                        -----------------------------------------------------------------
Net investment income/(loss) .........................   $     649,412    $    366,597    $    (354,593)   $    (388,956)
Net realized gain/(loss) on investments sold, forward
  foreign exchange contracts, futures contracts and
  foreign currency transactions during the period ....      12,182,324         (72,268)      39,318,236       13,228,474
Net change in unrealized appreciation/ (depreciation)
  of investments, forward foreign exchange contracts,
  futures contracts, foreign currency and net other
  assets during the period ...........................      23,590,032       1,111,872      (23,306,031)      11,245,548
                                                         -------------    ------------    -------------    -------------
Net increase in net assets resulting from operations .      36,421,768       1,406,201       15,657,612       24,085,066
Distributions to shareholders from net investment
  income:
    Class A Shares ...................................         (22,013)         (5,380)            --               --
    Class B Shares ...................................            --           (31,130)            --               --
    Class C Shares ...................................            --              --               --               --
    Class K Shares ...................................        (253,027)           --               --               --
    Class Y Shares ...................................        (336,238)       (331,347)            --               --
Distributions to shareholders from net realized gains:
    Class A Shares ...................................        (309,579)           --           (796,263)        (259,477)
    Class B Shares ...................................      (1,793,378)           --            (23,756)          (6,481)
    Class C Shares ...................................        (122,961)           --             (2,880)          (1,089)
    Class K Shares ...................................      (3,521,296)           --        (13,343,959)      (5,357,828)
    Class Y Shares ...................................      (3,008,122)           --        (25,626,027)      (5,515,603)
Net increase/(decrease) in net assets from Fund
 share transactions:
    Class A Shares ...................................         115,174         (23,764)       1,077,244          605,312
    Class B Shares ...................................         204,201          43,053          126,086           47,846
    Class C Shares ...................................         591,647            --             23,064           16,078
    Class K Shares ...................................       1,074,160            --            562,312       16,386,675
    Class Y Shares ...................................       5,960,440      11,563,432      (20,730,323)      (9,697,983)
                                                         -------------    ------------    -------------    -------------
Net increase/(decrease) in net assets ................      35,000,776      12,621,065      (43,076,890)      20,302,516
NET ASSETS:
Beginning of period ..................................     259,335,901       6,708,011      284,153,929      134,961,573
                                                         -------------    ------------    -------------    -------------
End of period ........................................   $ 294,336,677    $ 19,329,076    $ 241,077,039    $ 155,264,089
                                                         =============    ============    =============    =============
Undistributed net investment income/ (accumulated net
  investment loss) ...................................   $      38,134    $     22,823    $    (354,593)   $    (388,956)
                                                         =============    ============    =============    =============

----------------
(a) The Munder Mid-Cap Growth Fund and the Munder Value Fund commenced operations on August 14, 1995 and August 18, 1995, respectively.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1995
(Unaudited)
(Continued)
----------------------------------------------------------------------------

                                                                            EQUITY FUNDS
                                                          ---------------------------------------------
                                                          Munder        Munder
                                                          Mid-Cap       International      Munder
                                                          Growth        Equity             Index 500
                                                          Fund(a)       Fund               Fund
                                                          ---------------------------------------------
Net investment income/(loss) .........................    $       469    $     526,907     $  1,765,739
Net realized gain/(loss) on investments sold, forward
  foreign exchange contracts, futures contracts and
  foreign currency transactions during the period ....        429,904        2,070,229        5,436,756
Net change in unrealized appreciation/ (depreciation)
  of investments, forward foreign exchange contracts,
  futures contracts, foreign currency and net other
  assets during the period ...........................        292,354        8,543,507       11,652,961
                                                          -----------    -------------     ------------
Net increase in net assets resulting from operations .        722,727       11,140,643       18,855,456
Distributions to shareholders from net investment
  income:
    Class A Shares ...................................           --            (14,197)         (27,228
    Class B Shares ...................................           --             (2,604)         (12,702
    Class C Shares ...................................           --             (1,373)            --
    Class K Shares ...................................           --           (756,166)         (47,214
    Class Y Shares ...................................           --           (693,758)      (1,640,273
Distributions to shareholders from net realized gains:
    Class A Shares ...................................           --               --           (188,002
    Class B Shares ...................................           --               --           (113,627
    Class C Shares ...................................           --               --               --
    Class K Shares ...................................           --               --           (245,657
    Class Y Shares ...................................           --               --         (6,596,397
Net increase/(decrease) in net assets from Fund
 share transactions:
    Class A Shares ...................................         34,002          280,484        3,347,091
    Class B Shares ...................................           --            237,003        2,673,507
    Class C Shares ...................................         14,988          253,711             --
    Class K Shares ...................................        163,142       14,796,278        2,273,835
    Class Y Shares ...................................     18,102,321         (260,099)       7,116,781
                                                          -----------    -------------     ------------
Net increase/(decrease) in net assets ................     19,037,180       24,979,922       25,395,570
NET ASSETS:
Beginning of period ..................................           --        149,696,374      128,363,669
                                                          -----------    -------------     ------------
End of period ........................................    $19,037,180    $ 174,676,296     $153,759,239
                                                          ===========    =============     ============
Undistributed net investment income/ (accumulated net
  investment loss) ...................................    $       469    $     477,908     $    115,024
                                                          ===========    =============     ============

----------------
(a) The Munder Mid-Cap Growth Fund and the Munder Value Fund commenced operations on August 14, 1995 and August 18, 1995, respectively.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1995
(Unaudited)
(Continued)
----------------------------------------------------------------------------

                                                                           EQUITY FUNDS
                                                          -----------------------------------------------
                                                          Munder
                                                          Growth &          Munder           Munder
                                                          Income            Value            Balanced
                                                          Fund              Fund(a)          Fund
                                                          -----------------------------------------------
Net investment income/(loss) .........................    $   2,347,701     $     78,953     $    676,824
Net realized gain/(loss) on investments sold, forward
  foreign exchange contracts, futures contracts and
  foreign currency transactions during the period ....        2,245,520           95,826        2,459,468
Net change in unrealized appreciation/ (depreciation)
  of investments, forward foreign exchange contracts,
  futures contracts, foreign currency and net other
  assets during the period ...........................       19,047,198        1,496,341        1,294,740
                                                          -------------     ------------     ------------
Net increase in net assets resulting from operations .       23,640,419        1,671,120        4,431,032
Distributions to shareholders from net investment
  income:
    Class A Shares ...................................           (7,908)            (293)          (3,309
    Class B Shares ...................................           (1,545)            --               (376
    Class C Shares ...................................              (66)            --               --
    Class K Shares ...................................       (2,141,201)            (142)          (9,446
    Class Y Shares ...................................         (169,278)         (56,719)        (623,008
Distributions to shareholders from net realized gains:
    Class A Shares ...................................           (6,398)            --               --
    Class B Shares ...................................           (1,242)            --               --
    Class C Shares ...................................              (73)            --               --
    Class K Shares ...................................       (1,184,869)            --               --
    Class Y Shares ...................................          (95,719)            --               --
Net increase/(decrease) in net assets from Fund
 share transactions:
    Class A Shares ...................................          602,729          190,978          (15,523)
    Class B Shares ...................................          101,192           58,783           35,026
    Class C Shares ...................................           10,297             --               --
    Class K Shares ...................................       13,664,618           82,886          840,066
    Class Y Shares ...................................        4,053,135       27,615,431         (946,649)
                                                          -------------     ------------     ------------
Net increase/(decrease) in net assets ................       38,464,091       29,562,044        3,707,813
NET ASSETS:
Beginning of period ..................................      140,725,676             --         49,341,361
                                                          -------------     ------------     ------------
End of period ........................................    $ 179,189,767     $ 29,562,044     $ 53,049,174
                                                          =============     ============     ============
Undistributed net investment income/ (accumulated net
  investment loss) ...................................    $      95,261     $     21,799     $     40,685
                                                          =============     ============     ============

----------------
(a) The Munder Mid-Cap Growth Fund and the Munder Value Fund commenced operations on August 14, 1995 and August 18, 1995, respectively.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1995
(Unaudited)
(Continued)
----------------------------------------------------------------------------

                                                                                INCOME FUNDS
                                      ---------------------------------------------------------------------------------------
                                                     Munder         Munder         Munder            Munder      Munder
                                      Munder         Intermediate   U.S.           Michigan          Tax-Free    Tax-Free
                                      Bond           Bond           Government     Triple Tax-Free   Bond        Intermediate
                                      Fund           Fund           Income Fund    Bond Fund         Fund        Bond Fund
                                      ---------------------------------------------------------------------------------------
Net investment income ............... $   6,028,080  $  15,482,680  $   6,158,370  $    697,322  $   4,907,334  $   6,900,651
Net realized gain/(loss) on
  investments sold during the period      3,685,996      5,512,251      2,248,008       172,915      2,614,877        740,039
Net change in unrealized
  appreciation of investments
  during the period .................     1,931,022      2,665,594      1,437,958     1,042,233      7,635,132      5,962,032
                                      -------------  -------------  -------------  ------------  -------------  -------------
Net increase in net assets
  resulting from operations .........    11,645,098     23,660,525      9,844,336     1,912,470     15,157,343     13,602,722
Distributions to shareholders from
 net investment income:
    Class A Shares ..................       (27,193)      (172,594)        (9,412)      (10,873)        (2,027)       (80,086)
    Class B Shares ..................          --             (248)        (8,152)       (5,515)          (287)          (490)
    Class K Shares ..................    (1,074,299)   (10,341,827)    (5,539,219)     (672,406)    (4,849,760)    (6,586,214)
    Class Y Shares ..................    (4,613,683)    (5,083,354)      (424,088)       (6,683)       (38,148)      (234,217)
Distributions to shareholders from
 net realized gains:
    Class A Shares ..................          --             --           (5,751)         --             (197)          --
    Class B Shares ..................          --             --           (5,859)         --              (50)          --
    Class K Shares ..................          --             --       (1,176,687)         --         (135,713)          --
    Class Y Shares ..................          --             --          (39,436)         --           (1,077)          --
Net increase/(decrease) in net assets
 from Fund share transactions:
    Class A Shares ..................       (21,408)       314,266      1,617,029        30,763        958,927        191,049
    Class B Shares ..................          --              447        796,679        (1,624)        78,794        176,557
    Class K Shares ..................    (2,290,994)    34,051,664    (19,082,953)     (692,224)   (27,629,576)    (5,324,886)
    Class Y Shares ..................       536,026     (6,552,182)    (7,804,328)     (610,377)       131,318        (93,511)
                                      -------------  -------------  -------------  ------------  -------------  -------------
Net increase/(decrease) in net assets     4,153,547     35,876,697    (21,837,841)      (56,469)   (16,330,453)     1,650,924
NET ASSETS:
Beginning of period .................   184,377,372    463,557,809    187,633,798    26,991,094    233,539,656    348,304,936
                                      -------------  -------------  -------------  ------------  -------------  -------------
End of period ....................... $ 188,530,919  $ 499,434,506  $ 165,795,957  $ 26,934,625  $ 217,209,203  $ 349,955,860
                                      =============  =============  =============  ============  =============  =============
Undistributed net investment
  income/(distributions in
  excess of net investment income) .. $     312,905  $     (13,825) $     196,868  $      1,920  $      17,112  $        (356)
                                      =============  =============  =============  ============  =============  =============

See Notes to Financial Statements.




The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1995
(Unaudited)
(Continued)
----------------------------------------------------------------------------

                                                                MONEY MARKET FUNDS
                                         ---------------------------------------------------------------------
                                         Munder            Munder            Munder            Munder
                                         Money             Tax-Free          U.S. Treasury     Cash
                                         Market            Money Market      Money Market      Investment
                                         Fund              Fund              Fund              Fund
                                         ---------------------------------------------------------------------
Net investment income ...............    $   7,469,218     $   3,748,533     $   7,593,544     $    27,246,293
Net realized gain/(loss) on
  investments sold during the period               312             1,716              (417)               --
Net change in unrealized
  appreciation of investments
  during the period .................             --                --                --                  --
                                         -------------     -------------     -------------     ---------------
Net increase in net assets
  resulting from operations .........        7,469,530         3,750,249         7,593,127          27,246,293
Distributions to shareholders from
 net investment income:
    Class A Shares ..................             (691)         (118,419)          (30,197)         (1,561,870)
    Class B Shares ..................           (5,429)             --                --                  --
    Class K Shares ..................             --          (3,317,324)       (1,782,501)        (16,433,149)
    Class Y Shares ..................       (7,463,098)         (312,790)       (5,780,846)         (9,251,274)
Distributions to shareholders from
 net realized gains:
    Class A Shares ..................             --                --                --                  --
    Class B Shares ..................             --                --                --                  --
    Class K Shares ..................             --                --                --                  --
    Class Y Shares ..................             --                --                --                  --
Net increase/(decrease) in net assets
 from Fund share transactions:
    Class A Shares ..................           25,272          (376,775)          510,357          16,108,460
    Class B Shares ..................         (213,088)             --                --                  --
    Class K Shares ..................             --          11,708,868        (2,684,373)         95,085,490
    Class Y Shares ..................       22,136,881        (2,451,532)      (18,630,853)         20,475,806
                                         -------------     -------------     -------------     ---------------
Net increase/(decrease) in net assets       21,949,377         8,882,277       (20,805,286)        131,669,756
NET ASSETS:
Beginning of period .................      263,884,674       227,689,839       306,381,840         951,550,786
                                         -------------     -------------     -------------     ---------------
End of period .......................    $ 285,834,051     $ 236,572,116     $ 285,576,554     $ 1,083,220,542
                                         =============     =============     =============     ===============
Undistributed net investment
  income/(distributions in
  excess of net investment income) ..    $        --       $        --       $        --       $          --
                                         =============     =============     =============     ===============

See Notes to Financial Statements.




The Munder Funds
Statements of Changes in Net Assets, Period Ended June 30, 1995
----------------------------------------------------------------------------

                                                                                 EQUITY FUNDS
                                                        ------------------------------------------------------------------
                                                        Munder         Munder              Munder         Munder Small
                                                        Multi-Season   Real Estate         Accelerating   Company
                                                        Growth         Equity Investment   Growth         Growth
                                                        Fund(a)        Fund(b)             Fund(c)        Fund(c)
                                                        ------------------------------------------------------------------
Net investment income/(loss) ........................    $     (84,135)    $   141,270     $     (34,051)    $    (110,736)
Net realized gain/(loss) on investments sold, forward
  foreign exchange contracts, futures contracts and
  foreign currency transactions during the period ...         (142,640)        (11,477)        8,980,945         6,136,355
Net change in unrealized appreciation of investments,
  forward foreign exchange contracts, futures
  contracts, foreign currency and net other assets
  during the period .................................       34,935,080         161,235        31,560,432         6,177,950
                                                         -------------     -----------     -------------     -------------
Net increase in net assets resulting from operations        34,708,305         291,028        40,507,326        12,203,569
Distributions to shareholders from net investment
  income:
    Class A Shares ..................................             --            (5,335)             --                --
    Class B Shares ..................................             --           (30,454)             --                --
    Class K Shares ..................................             --              --                --                --
    Class Y Shares ..................................             --           (93,307)             --                --
Net increase/(decrease) in net assets from Fund
 share transactions:
    Class A Shares ..................................        5,294,396         215,530           (97,484)          (85,906)
    Class B Shares ..................................          605,096       1,458,073            18,669             3,146
    Class C Shares ..................................          773,065            --                --                --
    Class K Shares ..................................       90,386,520            --           2,376,801         2,390,046
    Class Y Shares ..................................       72,874,799       4,872,476       (11,818,141)          427,637
                                                         -------------     -----------     -------------     -------------
Net increase in net assets ..........................      204,642,181       6,708,011        30,987,171        14,938,492
NET ASSETS:
Beginning of period .................................       54,693,720            --         253,166,758       120,023,081
                                                         -------------     -----------     -------------     -------------
End of period .......................................    $ 259,335,901     $ 6,708,011     $ 284,153,929     $ 134,961,573
                                                         =============     ===========     =============     =============
Undistributed net investment income .................    $        --       $    24,083     $        --       $        --
                                                         =============     ===========     =============     =============

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1995 through June 30, 1995.

(b) The Munder Real Estate Equity Investment Fund commenced operations on September 30, 1994. The numbers reflected are for the period September 30, 1994 through June 30, 1995.

(c) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February. The numbers reflected are for the period March 1, 1995 through June 30, 1995.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes in Net Assets, Period Ended June 30, 1995
(Continued)
----------------------------------------------------------------------------

                                                                                   EQUITY FUNDS
                                                         ------------------------------------------------------------------
                                                         Munder                             Munder
                                                         International     Munder           Growth &          Munder
                                                         Equity            Index 500        Income            Balanced
                                                         Fund(c)           Fund(c)          Fund(c)           Fund(c)
                                                         ------------------------------------------------------------------
Net investment income/(loss) ........................    $   1,285,461     $   1,025,573     $   1,408,388     $    437,941
Net realized gain/(loss) on investments sold, forward
  foreign exchange contracts, futures contracts and
  foreign currency transactions during the period ...         (237,117)        2,636,677           558,118          267,096
Net change in unrealized appreciation of investments,
  forward foreign exchange contracts, futures
  contracts, foreign currency and net other assets
  during the period .................................       11,455,027        10,068,492         8,421,016        3,609,224
                                                         -------------     -------------     -------------     ------------
Net increase in net assets resulting from operations
Distributions to shareholders from net investment ...       12,503,371        13,730,742        10,387,522        4,314,261
  income:
    Class A Shares ..................................             --              (5,950)           (2,841)          (3,328)
    Class B Shares ..................................             --                --                (697)            (117)
    Class K Shares ..................................             --             (25,905)       (1,982,742)          (2,141)
    Class Y Shares ..................................             --          (1,343,181)         (105,869)        (582,444)
Net increase/(decrease) in net assets from Fund
 share transactions:
    Class A Shares ..................................          (46,157)          199,510            88,384            4,049
    Class B Shares ..................................             --                --               1,724           (5,363)
    Class C Shares ..................................             --                --                --               --
    Class K Shares ..................................        4,140,722           788,070        19,077,725            4,825
    Class Y Shares ..................................          219,666        12,820,929         3,312,130         (454,310)
Net increase in net assets ..........................       16,817,602        26,164,215        30,775,336        3,275,432
                                                         -------------     -------------     -------------     ------------
NET ASSETS:
Beginning of period .................................      132,878,772       102,199,454       109,950,340       46,065,929
                                                         -------------     -------------     -------------     ------------
End of period .......................................    $ 149,696,374     $ 128,363,669     $ 140,725,676     $ 49,341,361
                                                         =============     =============     =============     ============
Undistributed net investment income .................    $   1,419,099     $      76,702     $      67,558     $       --
                                                         =============     =============     =============     ============

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1995 through June 30, 1995.

(b) The Munder Real Estate Equity Investment Fund commenced operations on September 30, 1994. The numbers reflected are for the period September 30, 1994 through June 30, 1995.

(c) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February. The numbers reflected are for the period March 1, 1995 through June 30, 1995.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes in Net Assets, Period Ended June 30, 1995
(Continued)
----------------------------------------------------------------------------

                                                                           INCOME FUNDS
                                  --------------------------------------------------------------------------------------------
                                                  Munder          Munder          Munder            Munder       Munder
                                  Munder          Intermediate    U.S.            Michigan          Tax-Free     Tax-Free
                                  Bond            Bond            Government      Triple Tax-Free   Bond         Intermediate
                                  Fund(a)         Fund(a)         Income Fund(a)  Bond Fund(a)      Fund(a)      Bond Fund(a)
                                  --------------------------------------------------------------------------------------------
Net investment income ..........  $   4,007,298   $  11,058,642   $   4,252,073   $    478,180   $   3,596,185   $   4,784,230
Net realized gain/(loss) on
  investments sold, forward
  foreign exchange contracts,
  futures contracts and
  foreign currency transactions
  during the period ............      1,295,728      (8,141,056)      1,108,567       (100,634)      1,096,254         543,723
Net change in unrealized
  appreciation of investments,
  forward foreign exchange
  contracts, futures contracts,
  foreign currency and net
  other assets during the period      5,772,373      19,804,999       6,345,711        426,387       2,721,271       6,290,499
                                  -------------   -------------   -------------   ------------   -------------   -------------
Net increase in net assets
  resulting from operations ....     11,075,399      22,722,585      11,706,351        803,933       7,413,710      11,618,452
Distributions to shareholders
  from net investment income:
    Class A Shares .............        (19,124)       (129,702)         (1,818)        (7,476)           --           (57,809)
    Class B Shares .............           --              (167)           --           (3,793)            (17)           --
    Class K Shares .............       (737,356)     (6,935,728)     (3,899,463)      (454,340)     (3,571,652)     (4,568,748)
    Class Y Shares .............     (3,134,793)     (3,891,527)       (290,592)       (12,496)        (22,655)       (157,673)
Net increase/(decrease) in
 net assets from Fund share
 transactions:
    Class A Shares .............          3,293        (143,405)         24,917        (31,708)           --          (498,287)
    Class B Shares .............           --             1,168            --           24,342           1,267            --
    Class K Shares .............      1,477,254       7,644,390       2,370,907     (2,493,854)    (23,397,880)    (19,130,557)
    Class Y Shares .............       (713,223)     (8,867,667)        708,827        160,020         527,883         180,852
                                  -------------   -------------   -------------   ------------   -------------   -------------
Net increase/(decrease)
  in net assets ................      7,951,450      10,399,947      10,619,129     (2,015,372)    (19,049,344)    (12,613,770)
NET ASSETS:
Beginning of period ............    176,425,922     453,157,862     177,014,669     29,006,466     252,589,000     360,918,706
                                  -------------   -------------   -------------   ------------   -------------   -------------
End of period ..................  $ 184,377,372   $ 463,557,809   $ 187,633,798   $ 26,991,094   $ 233,539,656   $ 348,304,936
                                  =============   =============   =============   ============   =============   =============
Undistributed net
  investment income ............  $        --     $     101,518   $      19,369   $         75   $        --     $        --
                                  =============   =============   =============   ============   =============   =============

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February. The numbers reflected are for the period March 1, 1995 through June 30, 1995.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1995 through June 30, 1995.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes in Net Assets, Period Ended June 30, 1995
(Continued)
----------------------------------------------------------------------------

                                                         MONEY MARKET FUNDS
                                   ----------------------------------------------------------------
                                   Munder           Munder           Munder U.S.      Munder
                                   Money            Tax-Free         Treasury         Cash
                                   Market           Money Market     Money Market     Investment
                                   Fund(b)          Fund(a)          Fund(a)          Fund(a)
                                   ----------------------------------------------------------------
Net investment income ..........   $   7,015,357    $   2,632,455    $   5,693,731    $  18,097,451
Net realized gain/(loss) on
  investments sold, forward
  foreign exchange contracts,
  futures contracts and
  foreign currency transactions
  during the period ............            --            (12,291)           1,488             --
Net change in unrealized
  appreciation of investments,
  forward foreign exchange
  contracts, futures contracts,
  foreign currency and net
  other assets during the period            --               --               --               --
                                   -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations ....       7,015,357        2,620,164        5,695,219       18,097,451
Distributions to shareholders
  from net investment income:
    Class A Shares .............            --            (73,750)         (19,214)        (837,952)
    Class B Shares .............         (10,532)            --               --               --
    Class K Shares .............            --         (2,233,629)      (1,567,631)     (10,750,617)
    Class Y Shares .............      (7,004,825)        (325,076)      (4,106,886)      (6,508,882)
Net increase/(decrease) in
 net assets from Fund share
 transactions:
    Class A Shares .............            --          3,993,482       (2,698,263)      12,290,224
    Class B Shares .............        (129,712)            --               --               --
    Class K Shares .............            --           (184,281)        (987,830)        (584,316)
    Class Y Shares .............     117,828,527       (7,456,669)      (9,535,503)      15,600,325
Net increase/(decrease)
  in net assets ................     117,698,815       (3,659,759)     (13,220,108)      27,306,233
                                   -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of period ............     146,185,859      231,349,598      319,601,948      924,244,553
                                   -------------    -------------    -------------    -------------
End of period ..................   $ 263,884,674    $ 227,689,839    $ 306,381,840    $ 951,550,786
                                   =============    =============    =============    =============
Undistributed net
  investment income ............   $        --      $        --      $        --      $        --
                                   =============    =============    =============    =============

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February. The numbers reflected are for the period March 1, 1995 through June 30, 1995.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1995 through June 30, 1995.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes- Capital Stock Activity, Period Ended December 31, 1995
(Unaudited)
-----------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                      ----------------------------------------------------------------
                                      Munder         Munder              Munder
                                      Multi-Season   Real Estate         Accelerating   Munder Small
                                      Growth         Equity Investment   Growth         Company
                                      Fund           Fund                Fund(a)        Growth Fund(a)
                                      ----------------------------------------------------------------
Amount
Class A Shares:
Sold ..............................    $    942,270     $     48,481     $    666,058     $    413,620
Issued as reinvestment of dividends         226,733            1,780          677,255          218,328
Redeemed ..........................      (1,053,829)         (74,025)        (266,069)         (26,636)
                                       ------------     ------------     ------------     ------------
Net increase/(decrease) ...........    $    115,174     $    (23,764)    $  1,077,244     $    605,312
                                       ============     ============     ============     ============
Class B Shares:
Sold ..............................    $  3,665,626     $    126,701     $    117,342     $     43,389
Issued as reinvestment of dividends         622,660              826           14,881            4,457
Redeemed ..........................      (4,084,085)         (84,474)          (6,137)            --
                                       ------------     ------------     ------------     ------------
Net increase ......................    $    204,201     $     43,053     $    126,086     $     47,846
                                       ============     ============     ============     ============
Class C Shares:
Sold ..............................    $    727,223             --       $     27,386     $     16,078
Issued as reinvestment of dividends           1,100             --                 74             --
Redeemed ..........................        (136,676)            --             (4,396)            --
                                       ------------     ------------     ------------     ------------
Net increase ......................    $    591,647             --       $     23,064     $     16,078
                                       ============     ============     ============     ============
Class K Shares:
Sold ..............................    $ 13,551,051             --       $ 14,774,173     $ 20,540,714
Issued as reinvestment of dividends          47,129             --              3,882              292
Redeemed ..........................     (12,524,020)            --        (14,215,743)      (4,154,331)
                                       ------------     ------------     ------------     ------------
Net increase ......................    $  1,074,160             --       $    562,312     $ 16,386,675
                                       ============     ============     ============     ============
Class Y Shares:
Sold ..............................    $ 19,436,872     $ 11,583,880     $ 21,586,492     $ 11,222,382
Issued as reinvestment of dividends         259,064           19,586          382,085          104,346
Redeemed ..........................     (13,735,496)         (40,034)     (42,698,900)     (21,024,711)
                                       ------------     ------------     ------------     ------------
Net increase/(decrease) ...........    $  5,960,440     $ 11,563,432     $(20,730,323)    $ (9,697,983)
                                       ============     ============     ============     ============

----------------
(a) The Munder Accelerating Growth Fund and the Munder Small Company Growth Fund Class C Shares commenced operations on September 26, 1995.

(b) The Munder Mid-Cap Growth Fund Class A Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on December 22, 1995, November 9, 1995, October 2, 1995 and August 14, 1995, respectively.

(c) The Munder International Equity Fund Class C Shares commenced operations on September 29, 1995.

(d) The Munder Growth & Income Fund Class C Shares commenced operations on December 5, 1995.

(e) The Munder Value Fund Class A Shares, Class B Shares, Class K Shares and Class Y Shares commenced operations on September 14, 1995, September 19, 1995, November 30, 1995 and August 18, 1995, respectively.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes- Capital Stock Activity, Period Ended December 31, 1995
(Unaudited)
(Continued)
-----------------------------------------------------------------------------

                                                                       EQUITY FUNDS
                                     ---------------------------------------------------------------------------------------
                                     Munder        Munder                         Munder
                                     Mid-Cap       International   Munder         Growth &       Munder        Munder
                                     Growth        Equity          Index 500      Income         Value         Balanced
                                     Fund(b)       Fund(c)         Fund           Fund(d)        Fund(e)       Fund
                                     ---------------------------------------------------------------------------------------
Amount
Class A Shares:
Sold ..............................  $     34,002   $    426,589   $  3,434,453   $    679,842   $    190,978   $     33,257
Issued as reinvestment of dividends          --           10,130         43,560          1,243           --            3,180
Redeemed ..........................          --         (156,235)      (130,922)       (78,356)          --          (51,960)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net increase/(decrease) ...........  $     34,002   $    280,484   $  3,347,091   $    602,729   $    190,978   $    (15,523)
                                     ============   ============   ============   ============   ============   ============
Class B Shares:
Sold ..............................          --     $    234,426   $  2,560,425   $    107,994   $     63,390   $     63,230
Issued as reinvestment of dividends          --            2,604        126,168            409           --              129
Redeemed ..........................          --              (27)       (13,086)        (7,211)        (4,607)       (28,333)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net increase ......................          --     $    237,003   $  2,673,507   $    101,192   $     58,783   $     35,026
                                     ============   ============   ============   ============   ============   ============
Class C Shares:
Sold ..............................  $     15,209   $    253,711           --     $     10,297           --             --
Issued as reinvestment of dividends          --             --             --             --             --             --
Redeemed ..........................          (221)          --             --             --             --             --
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net increase ......................  $     14,988   $    253,711           --     $     10,297           --             --
                                     ============   ============   ============   ============   ============   ============
Class K Shares:
Sold ..............................  $    171,718   $ 19,232,750   $  2,988,270   $ 25,871,297   $     84,243   $    841,582
Issued as reinvestment of dividends          --              532          2,020            847              5           --
Redeemed ..........................        (8,576)    (4,437,004)      (716,455)   (12,207,526)        (1,362)        (1,516)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net increase ......................  $    163,142   $ 14,796,278   $  2,273,835   $ 13,664,618   $     82,886   $    840,066
                                     ============   ============   ============   ============   ============   ============
Class Y Shares:
Sold ..............................  $ 18,112,517   $ 12,216,699   $ 25,825,159   $  6,036,042   $ 27,686,747   $ 10,610,791
Issued as reinvestment of dividends          --           44,383        123,788              4          2,996           --
Redeemed ..........................       (10,196)   (12,521,181)   (18,832,166)    (1,982,911)       (74,312)   (11,557,440)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net increase/(decrease) ...........  $ 18,102,321   $   (260,099)  $  7,116,781   $  4,053,135   $ 27,615,431   $   (946,649)
                                     ============   ============   ============   ============   ============   ============

----------------
(a) The Munder Accelerating Growth Fund and the Munder Small Company Growth Fund Class C Shares commenced operations on September 26, 1995.

(b) The Munder Mid-Cap Growth Fund Class A Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on December 22, 1995, November 9, 1995, October 2, 1995 and August 14, 1995, respectively.

(c) The Munder International Equity Fund Class C Shares commenced operations on September 29, 1995.

(d) The Munder Growth & Income Fund Class C Shares commenced operations on December 5, 1995.

(e) The Munder Value Fund Class A Shares, Class B Shares, Class K Shares and Class Y Shares commenced operations on September 14, 1995, September 19, 1995, November 30, 1995 and August 18, 1995, respectively.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes- Capital Stock Activity, Period Ended December 31, 1995
(Unaudited)
(Continued)
-----------------------------------------------------------------------------

                                                                  EQUITY FUNDS
                                         ---------------------------------------------------------------
                                         Munder         Munder              Munder
                                         Multi-Season   Real Estate         Accelerating   Munder Small
                                         Growth         Equity Investment   Growth         Company
                                         Fund           Fund                Fund(a)        Growth Fund(a)
                                         ---------------------------------------------------------------
Shares
Class A Shares:
Sold ..............................          73,521            4,766           41,978           24,278
Issued as reinvestment of dividends          17,190              171           51,659           13,200
Redeemed ..........................         (81,667)          (7,146)         (16,975)          (1,532)
                                         ----------        ---------       ----------       ----------
Net increase/(decrease) ...........           9,044           (2,209)          76,662           35,946
                                         ==========        =========       ==========       ==========
Class B Shares:
Sold ..............................         288,191           12,371            7,845            2,525
Issued as reinvestment of dividends          47,970               80            1,152              273
Redeemed ..........................        (322,289)          (8,264)            (475)            --
                                         ----------        ---------       ----------       ----------
Net increase ......................          13,872            4,187            8,522            2,798
                                         ==========        =========       ==========       ==========
Class C Shares:
Sold ..............................          57,183             --              1,731              945
Issued as reinvestment of dividends              85             --                  6             --
Redeemed ..........................         (10,865)            --               (280)            --
                                         ----------        ---------       ----------       ----------
Net increase ......................          46,403             --              1,457              945
                                         ==========        =========       ==========       ==========
Class K Shares:
Sold ..............................       1,054,852             --            965,350        1,223,001
Issued as reinvestment of dividends           3,576             --                296               18
Redeemed ..........................        (990,435)            --           (888,398)        (245,548)
                                         ----------        ---------       ----------       ----------
Net increase ......................          67,993             --             77,248          977,471
                                         ==========        =========       ==========       ==========
Class Y Shares:
Sold ..............................       1,512,582        1,128,129        1,507,001          663,580
Issued as reinvestment of dividends          19,508            1,900           28,990            6,278
Redeemed ..........................      (1,082,817)          (3,781)      (2,644,127)      (1,245,479)
                                         ----------        ---------       ----------       ----------
Net increase/(decrease) ...........         449,273        1,126,248       (1,108,136)        (575,621)
                                         ==========        =========       ==========       ==========

----------------
(a) The Munder Accelerating Growth Fund and the Munder Small Company Growth Fund Class C Shares commenced operations on September 26, 1995.

(b) The Munder Mid-Cap Growth Fund Class A Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on December 22, 1995, November 9, 1995, October 2, 1995 and August 14, 1995, respectively.

(c) The Munder International Equity Fund Class C Shares commenced operations on September 29, 1995.

(d) The Munder Growth & Income Fund Class C Shares commenced operations on December 5, 1995.

(e) The Munder Value Fund Class A Shares, Class B Shares, Class K Shares and Class Y Shares commenced operations on September 14, 1995, September 19, 1995, November 30, 1995 and August 18, 1995, respectively.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes- Capital Stock Activity, Period Ended December 31, 1995
(Unaudited)
(Continued)
-----------------------------------------------------------------------------

                                                                       EQUITY FUNDS
                                       -------------------------------------------------------------------------------
                                       Munder      Munder                        Munder
                                       Mid-Cap     International   Munder        Growth &     Munder         Munder
                                       Growth      Equity          Index 500     Income       Value          Balanced
                                       Fund(b)     Fund(c)         Fund          Fund(d)      Fund(e)        Fund
                                       -------------------------------------------------------------------------------
Shares
Class A Shares:
Sold ..............................        3,223        30,284       223,434        57,491        18,175         2,899
Issued as reinvestment of dividends         --             709         2,936           106          --             279
Redeemed ..........................         --         (10,410)       (8,793)       (7,564)         --          (4,665)
                                       ---------     ---------    ----------    ----------     ---------    ----------
Net increase/(decrease) ...........        3,223        20,583       217,577        50,033        18,175        (1,487)
                                       =========     =========    ==========    ==========     =========    ==========
Class B Shares:
Sold ..............................         --          16,762       167,669         9,133         6,104         5,615
Issued as reinvestment of dividends         --             184         8,491            35             0            11
Redeemed ..........................         --            (689)         (852)         (615)         (445)       (2,478)
                                       ---------     ---------    ----------    ----------     ---------    ----------
Net increase ......................         --          16,257       175,308         8,553         5,659         3,148
                                       =========     =========    ==========    ==========     =========    ==========
Class C Shares:
Sold ..............................        1,453        17,914          --             814          --            --
Issued as reinvestment of dividends         --            --            --            --            --            --
Redeemed ..........................          (21)         --            --            --            --            --
                                       ---------     ---------    ----------    ----------     ---------    ----------
Net increase ......................        1,432        17,914          --             814          --            --
                                       =========     =========    ==========    ==========     =========    ==========
Class K Shares:
Sold ..............................       16,501     1,373,164       199,048     2,201,996         7,786        75,217
Issued as reinvestment of dividends         --              37           136            73          --            --
Redeemed ..........................         (827)     (319,206)      (47,538)   (1,054,994)         (131)         (135)
                                       ---------     ---------    ----------    ----------     ---------    ----------
Net increase ......................       15,674     1,053,995       151,646     1,147,075         7,655        75,082
                                       =========     =========    ==========    ==========     =========    ==========
Class Y Shares:
Sold ..............................    1,750,806       868,762     1,754,644       514,910     2,733,841       934,825
Issued as reinvestment of dividends         --           3,097         8,336          --             279          --
Redeemed ..........................         (962)     (901,030)   (1,277,507)     (161,066)       (6,868)   (1,023,254)
                                       ---------     ---------    ----------    ----------     ---------    ----------
Net increase/(decrease) ...........    1,749,844       (29,171)      485,473       353,844     2,727,252       (88,429)
                                       =========     =========    ==========    ==========     =========    ==========

----------------
(a) The Munder Accelerating Growth Fund and the Munder Small Company Growth Fund Class C Shares commenced operations on September 26, 1995.

(b) The Munder Mid-Cap Growth Fund Class A Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on December 22, 1995, November 9, 1995, October 2, 1995 and August 14, 1995, respectively.

(c) The Munder International Equity Fund Class C Shares commenced operations on September 29, 1995.

(d) The Munder Growth & Income Fund Class C Shares commenced operations on December 5, 1995.

(e) The Munder Value Fund Class A Shares, Class B Shares, Class K Shares and Class Y Shares commenced operations on September 14, 1995, September 19, 1995, November 30, 1995 and August 18, 1995, respectively.

See Notes to Financial Statements.



The Munder Funds
Statements of Changes- Capital Stock Activity, Period Ended December 31, 1995
(Unaudited)
(Continued)
-----------------------------------------------------------------------------
                                                                               INCOME FUNDS
                                    ---------------------------------------------------------------------------------------
                                                  Munder          Munder         Munder             Munder     Munder
                                    Munder        Intermediate    U.S.           Michigan           Tax-Free   Tax-Free
                                    Bond          Bond            Government     Triple Tax-Free    Bond       Intermediate
                                    Fund          Fund            Fund(a)        Bond Fund          Fund       Bond Fund(b)
                                    ---------------------------------------------------------------------------------------
Amount
Class A Shares:
Sold ..............................  $    25,058   $  1,064,677   $  1,649,658   $    36,850   $    959,175   $    605,889
Issued as reinvestment of dividends       20,321        126,036         11,771         6,269            652         33,851
Redeemed ..........................      (66,787)      (876,447)       (44,400)      (12,356)          (900)      (448,691)
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........  $   (21,408)  $    314,266   $  1,617,029   $    30,763   $    958,927   $    191,049
                                     ===========   ============   ============   ===========   ============   ============
Class B Shares:
Sold ..............................         --     $        200   $    805,250          --     $     78,888   $    176,066
Issued as reinvestment of dividends         --              247           --           3,844            322            491
Redeemed ..........................         --             --           (8,571)       (5,468)          (416)          --
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........         --     $        447   $    796,679   $    (1,624)  $     78,794   $    176,557
                                     ===========   ============   ============   ===========   ============   ============
Class K Shares:
Sold ..............................  $ 3,717,112   $ 53,760,444   $  9,040,549   $ 3,946,581   $  2,706,239   $ 21,514,481
Issued as reinvestment of dividends        2,578         32,130          4,186           850            913         11,078
Redeemed ..........................   (6,010,684)   (19,740,910)   (28,127,688)   (4,639,655)   (30,336,728)   (26,850,445)
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........  $(2,290,994)  $ 34,051,664   $(19,082,953)  $  (692,224)  $(27,629,576)  $ (5,324,886)
                                     ===========   ============   ============   ===========   ============   ============
Class Y Shares:
Sold ..............................  $ 8,138,765   $ 18,358,308   $  1,698,493   $    12,000   $    154,432   $    880,415
Issued as reinvestment of dividends           26          6,046            403          --                7           --
Redeemed ..........................   (7,602,765)   (24,916,536)    (9,503,224)     (622,377)       (23,121)      (973,926)
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........  $   536,026   $ (6,552,182)  $ (7,804,328)  $  (610,377)  $    131,318   $    (93,511)
                                     ===========   ============   ============   ===========   ============   ============
--------------------------------------------------------------------------------------------------------------------------
Shares
Class A Shares:
Sold ..............................        2,548        110,866        157,660         3,833         89,622         57,465
Issued as reinvestment of dividends        2,082         13,244          1,062           659             61          3,231
Redeemed ..........................       (6,814)       (91,528)        (4,234)       (1,299)           (85)       (42,626)
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........       (2,184)        32,582        154,488         3,193         89,598         18,070
                                     ===========   ============   ============   ===========   ============   ============
Class B Shares:
Sold ..............................         --               20         77,106          --            7,323         16,626
Issued as reinvestment of dividends         --               27           --             406             30             46
Redeemed ..........................         --             --             (829)         (574)           (39)          --
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........         --               47         76,277          (168)         7,314         16,672
                                     ===========   ============   ============   ===========   ============   ============
Class K Shares:
Sold ..............................      381,353      5,657,034        872,895       412,913        258,166      2,057,683
Issued as reinvestment of dividends          266          3,380            404            88             86          1,058
Redeemed ..........................     (617,429)    (2,069,932)    (2,739,892)     (484,708)    (2,902,674)    (2,558,586)
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........     (235,810)     3,590,482     (1,866,593)      (71,707)    (2,644,422)      (499,845)
                                     ===========   ============   ============   ===========   ============   ============
Class Y Shares:
Sold ..............................      834,030      1,927,410        165,053         1,247         14,939         84,217
Issued as reinvestment of dividends            3            631             35          --                1           --
Redeemed ..........................     (777,318)    (2,618,104)      (906,387)      (66,086)        (2,249)       (93,098)
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........       56,715       (690,063)      (741,299)      (64,839)        12,691         (8,881)
                                     ===========   ============   ============   ===========   ============   ============

----------------
(a) The Munder U.S. Government Income Fund Class B Shares commenced operations on September 6, 1995.
(b) The Munder Tax-Free Intermediate Bond Fund Class B Shares commenced operations on December 7, 1995.
See Notes to Financial Statements.



The Munder Funds
Statements of Changes- Capital Stock Activity, Period Ended December 31, 1995
(Unaudited)
(Continued)
-----------------------------------------------------------------------------

Since the Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.

                                                              MONEY MARKET FUNDS
                                       ------------------------------------------------------------------
                                       Munder            Munder           Munder            Munder
                                       Money             Tax-Free         U.S. Treasury     Cash
                                       Market            Money Market     Money Market      Investment
                                       Fund              Fund             Fund              Fund
                                       ------------------------------------------------------------------
Class A Shares:
Sold ..............................    $      38,808     $  9,194,145     $   1,893,629     $  41,709,103
Issued as reinvestment of dividends              550          119,461            28,389         1,060,467
Redeemed ..........................          (14,086)      (9,690,381)       (1,411,661)      (26,661,110)
                                       -------------     ------------     -------------     -------------
Net increase/(decrease) ...........    $      25,272     $   (376,775)    $     510,357     $  16,108,460
                                       =============     ============     =============     =============
Class B Shares:
Sold ..............................    $       9,101
Issued as reinvestment of dividends            4,419
Redeemed ..........................         (226,608)
                                       -------------
Net decrease ......................    $    (213,088)
                                       =============
Class K Shares:
Sold ..............................             --       $ 93,415,882     $ 133,359,004     $ 294,099,222
Issued as reinvestment of dividends             --              4,191              --               5,068
Redeemed ..........................             --        (81,711,205)     (136,043,377)     (199,018,800)
                                       -------------     ------------     -------------     -------------
Net increase/(decrease) ...........             --       $ 11,708,868     $  (2,684,373)    $  95,085,490
                                       =============     ============     =============     =============
Class Y Shares:
Sold ..............................    $ 370,957,630     $ 60,295,722     $ 203,774,922     $ 465,263,350
Issued as reinvestment of dividends        6,062,347              479              --                --
Redeemed ..........................     (354,883,096)     (62,747,733)     (222,405,775)     (444,787,544)
                                       -------------     ------------     -------------     -------------
Net increase/(decrease) ...........    $  22,136,881     $ (2,451,532)    $ (18,630,853)    $  20,475,806
                                       =============     ============     =============     =============

See Notes to Financial Statements.



The Munder Funds
Statements of Changes- Capital Stock Activity, Period Ended June 30, 1995
-----------------------------------------------------------------------------

                                                                         EQUITY FUNDS
                                                ---------------------------------------------------------------
                                                Munder         Munder              Munder         Munder
                                                Multi-Season   Real Estate         Accelerating   Small
                                                Growth         Equity Investment   Growth         Company
                                                Fund(a)        Fund(b)             Fund(c)        Growth Fund(c)
                                                ---------------------------------------------------------------
Amount
Class A Shares:
Sold .......................................    $    174,538     $   231,110     $    322,199     $   238,391
Issued in exchange for Class A Shares of the
  Ambassador Established Company Growth Fund       5,241,876            --               --              --
Issued as reinvestment of dividends ........            --               992             --              --
Redeemed ...................................        (122,018)        (16,572)        (419,683)       (324,297)
                                                ------------     -----------     ------------     -----------
Net increase/(decrease) ....................    $  5,294,396     $   215,530     $    (97,484)    $   (85,906)
                                                ============     ===========     ============     ===========
Class B Shares:
Sold .......................................    $  3,139,567     $ 1,473,104     $     24,565     $     3,146
Issued in exchange for Class B Shares of the
  Ambassador Established Company Growth Fund           2,857            --               --              --
Issued as reinvestment of dividends ........            --                47             --              --
Redeemed ...................................      (2,537,328)        (15,078)          (5,896)           --
                                                ------------     -----------     ------------     -----------
Net increase/(decrease) ....................    $    605,096     $ 1,458,073     $     18,669     $     3,146
                                                ============     ===========     ============     ===========
Class C Shares:
Sold .......................................    $    935,720            --               --              --
Redeemed ...................................        (162,655)           --               --              --
                                                ------------     -----------     ------------     -----------
Net increase ...............................    $    773,065            --               --              --
                                                ============     ===========     ============     ===========
Class K Shares:
Sold .......................................    $    289,202            --       $  8,175,196     $ 5,349,625
Issued in exchange for Class K Shares of the
  Ambassador Established Company Growth Fund      90,661,677            --               --              --
Issued as reinvestment of dividends ........            --              --               --              --
Redeemed ...................................        (564,359)           --         (5,798,395)     (2,959,579)
                                                ------------     -----------     ------------     -----------
Net increase ...............................    $ 90,386,520            --       $  2,376,801     $ 2,390,046
                                                ============     ===========     ============     ===========
Class Y Shares:
Sold .......................................    $  7,442,051     $ 5,102,014     $  6,798,811     $ 5,278,725
Issued in exchange for Class Y Shares of the
  Ambassador Established Company Growth Fund      65,546,518            --               --              --
Issued as reinvestment of dividends ........            --            72,297             --              --
Redeemed ...................................        (113,770)       (301,835)     (18,616,952)     (4,851,088)
                                                ------------     -----------     ------------     -----------
Net increase/(decrease) ....................    $ 72,874,799     $ 4,872,476     $(11,818,141)    $   427,637
                                                ============     ===========     ============     ===========

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1995 through June 30, 1995.

(b) The Munder Real Estate Equity Investment Fund Class A Shares commenced operations on September 30, 1994, Class B Shares and Class Y Shares commenced operations on October 3, 1994. The numbers reflected are for the period September 30, 1994 through June 30, 1995.

(c) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February. The numbers reflected are for the period March 1, 1995 through June 30, 1995.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes- Capital Stock Activity, Period Ended June 30, 1995
(Continued)
-----------------------------------------------------------------------------

                                                                      EQUITY FUNDS
                                                -------------------------------------------------------------
                                                Munder                           Munder
                                                International   Munder           Growth &         Munder
                                                Equity          Index 500        Income           Balanced
                                                Fund(c)         Fund(c)          Fund(c)          Fund(c)
                                                -------------------------------------------------------------
Amount
Class A Shares:
Sold .......................................    $   944,277     $    232,500     $     99,487     $       721
Issued in exchange for Class A Shares of the
  Ambassador Established Company Growth Fund           --               --               --              --
Issued as reinvestment of dividends ........           --              5,044            2,041           3,328
Redeemed ...................................       (990,434)         (38,034)         (13,144)           --
                                                -----------     ------------     ------------     -----------
Net increase/(decrease) ....................    $   (46,157)    $    199,510     $     88,384     $     4,049
                                                ===========     ============     ============     ===========
Class B Shares:
Sold .......................................           --                        $      1,067     $        51
Issued in exchange for Class B Shares of the
  Ambassador Established Company Growth Fund           --                                --              --
Issued as reinvestment of dividends ........           --                                 697             117
Redeemed ...................................           --                                 (40)         (5,531)
                                                -----------     ------------     ------------     -----------
Net increase/(decrease) ....................           --                        $      1,724     $    (5,363)
                                                ===========     ============     ============     ===========
Class C Shares:
Sold .......................................           --               --               --              --
Redeemed ...................................           --               --               --
                                                -----------     ------------     ------------     -----------
Net increase ...............................           --               --               --              --
                                                ===========     ============     ============     ===========
Class K Shares:
Sold .......................................    $ 8,778,076     $  1,048,675     $ 26,450,656     $   119,097
Issued in exchange for Class K Shares of the
  Ambassador Established Company Growth Fund           --               --               --              --
Issued as reinvestment of dividends ........           --                313              583            --
Redeemed ...................................     (4,637,354)        (260,918)      (7,373,514)       (114,272)
                                                -----------     ------------     ------------     -----------
Net increase ...............................    $ 4,140,722     $    788,070     $ 19,077,725     $     4,825
                                                ===========     ============     ============     ===========
Class Y Shares:
Sold .......................................    $ 5,263,118     $ 18,311,877     $  3,502,815     $ 4,199,200
Issued in exchange for Class Y Shares of the
  Ambassador Established Company Growth Fund           --               --               --              --
Issued as reinvestment of dividends ........           --               --                239            --
Redeemed ...................................     (5,043,452)      (5,490,948)        (190,924)     (4,653,510)
                                                -----------     ------------     ------------     -----------
Net increase/(decrease) ....................    $   219,666     $ 12,820,929     $  3,312,130     $  (454,310)
                                                ===========     ============     ============     ===========

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1995 through June 30, 1995.

(b) The Munder Real Estate Equity Investment Fund Class A Shares commenced operations on September 30, 1994, Class B Shares and Class Y Shares commenced operations on October 3, 1994. The numbers reflected are for the period September 30, 1994 through June 30, 1995.

(c) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February. The numbers reflected are for the period March 1, 1995 through June 30, 1995.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes- Capital Stock Activity, Period Ended June 30, 1995
(Continued)
-----------------------------------------------------------------------------


                                                                        EQUITY FUNDS
                                                   --------------------------------------------------------------
                                                   Munder         Munder              Munder         Munder Small
                                                   Multi-Season   Real Estate         Accelerating   Company
                                                   Growth         Equity Investment   Growth         Growth
                                                   Fund(a)        Fund(b)             Fund(c)        Fund(c)
                                                   --------------------------------------------------------------
Shares
Class A Shares:
Sold .......................................          15,723         23,716           24,097         16,578
Issued in exchange for Class A Shares of the
  Ambassador Established Company Growth Fund         505,470           --               --             --
Issued as reinvestment of dividends ........            --              101             --             --
Redeemed ...................................         (10,844)        (1,660)         (31,770)       (22,796)
                                                   ---------        -------       ----------       --------
Net increase/(decrease) ....................         510,349         22,157           (7,673)        (6,218)
                                                   =========        =======       ==========       ========
Class B Shares:
Sold .......................................         283,022        149,848            1,948            219
Issued in exchange for Class B Shares of the
  Ambassador Established Company Growth Fund             279           --               --             --
Issued as reinvestment of dividends ........            --                4             --             --
Redeemed ...................................        (229,470)        (1,547)            (424)          --
                                                   ---------        -------       ----------       --------
Net increase/(decrease) ....................          53,831        148,305            1,524            219
                                                   =========        =======       ==========       ========
Class C Shares:
Sold .......................................          83,482           --               --             --
Redeemed ...................................         (14,582)          --               --             --
                                                   ---------        -------       ----------       --------
Net increase ...............................          68,900           --               --             --
                                                   =========        =======       ==========       ========
Class K Shares:
Sold .......................................          24,113           --            606,274        370,497
Issued in exchange for Class K Shares of the
  Ambassador Established Company Growth Fund       8,741,545           --               --             --
Issued as reinvestment of dividends ........            --             --               --             --
Redeemed ...................................         (47,072)          --           (430,651)      (206,664)
                                                   ---------        -------       ----------       --------
Net increase ...............................       8,718,586           --            175,623        163,833
                                                   =========        =======       ==========       ========
Class Y Shares:
Sold .......................................         661,582        518,313          505,496        367,654
Issued in exchange for Class Y Shares of the
  Ambassador Established Company Growth Fund       6,277,426           --               --             --
Issued as reinvestment of dividends ........            --            7,381             --             --
Redeemed ...................................          (9,752)       (31,121)      (1,386,062)      (335,369)
                                                   ---------        -------       ----------       --------
Net increase/(decrease) ....................       6,929,256        494,573         (880,566)        32,285
                                                   =========        =======       ==========       ========

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1995 through June 30, 1995.

(b) The Munder Real Estate Equity Investment Fund Class A Shares commenced operations on September 30, 1994, Class B Shares and Class Y Shares commenced operations on October 3, 1994. The numbers reflected are for the period September 30, 1994 through June 30, 1995.

(c) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February. The numbers reflected are for the period March 1, 1995 through June 30, 1995.

See Notes to Financial Statements.




The Munder Funds
Statements of Changes- Capital Stock Activity, Period Ended June 30, 1995
(Continued)
-----------------------------------------------------------------------------

                                                                         EQUITY FUNDS
                                                  ---------------------------------------------------------
                                                  Munder                          Munder
                                                  International   Munder          Growth &        Munder
                                                  Equity          Index 500       Income          Balanced
                                                  Fund(c)         Fund(c)         Fund(c)         Fund(c)
                                                  ---------------------------------------------------------
Shares
Class A Shares:
Sold .......................................        70,273           17,477            9,038             72
Issued in exchange for Class A Shares of the
  Ambassador Established Company Growth Fund          --               --               --             --
Issued as reinvestment of dividends ........          --                378              188            318
Redeemed ...................................       (74,957)          (2,944)          (1,201)          --
                                                  --------        ---------        ---------       --------
Net increase/(decrease) ....................        (4,684)          14,911            8,025            390
                                                  ========        =========        =========       ========
Class B Shares:
Sold .......................................          --                                  98              5
Issued in exchange for Class B Shares of the
  Ambassador Established Company Growth Fund          --                                --             --
Issued as reinvestment of dividends ........          --                                 65              11
Redeemed ...................................          --                                 (4)           (527)
                                                  --------                         ---------       --------
Net increase/(decrease) ....................          --                                159            (511)
                                                  ========                         =========       ========
Class C Shares:
Sold .......................................          --               --               --             --
Redeemed ...................................          --               --               --             --
                                                  --------        ---------        ---------       --------
Net increase ...............................          --               --               --             --
                                                  ========        =========        =========       ========
Class K Shares:
Sold .......................................       675,824           80,319        2,445,865         11,640
Issued in exchange for Class K Shares of the
  Ambassador Established Company Growth Fund          --               --               --             --
Issued as reinvestment of dividends ........          --                 24               53           --
Redeemed ...................................      (364,356)         (19,954)        (677,967)       (11,213)
                                                  --------        ---------        ---------       --------
Net increase ...............................       311,468           60,389        1,767,951            427
                                                  ========        =========        =========       ========
Class Y Shares:
Sold .......................................       406,314        1,402,047          325,691        407,465
Issued in exchange for Class Y Shares of the
  Ambassador Established Company Growth Fund          --               --               --             --
Issued as reinvestment of dividends ........          --               --                 22           --
Redeemed ...................................      (378,584)        (420,879)         (17,489)      (452,677)
                                                  --------        ---------        ---------       --------
Net increase/(decrease) ....................        27,730          981,168          308,224        (45,212)
                                                  ========        =========        =========       ========

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1995 through June 30, 1995.

(b) The Munder Real Estate Equity Investment Fund Class A Shares commenced operations on September 30, 1994, Class B Shares and Class Y Shares commenced operations on October 3, 1994. The numbers reflected are for the period September 30, 1994 through June 30, 1995.

(c) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February. The numbers reflected are for the period March 1, 1995 through June 30, 1995.

See Notes to Financial Statements.



The Munder Funds
Statements of Changes- Capital Stock Activity, Period Ended June 30, 1995
(Continued)
----------------------------------------------------------------------------
                                                                        INCOME FUNDS
                                     -------------------------------------------------------------------------------------
                                                   Munder         Munder         Munder            Munder     Munder
                                     Munder        Intermediate   U.S.           Michigan          Tax-Free   Tax-Free
                                     Bond          Bond           Government     Triple Tax-Free   Bond       Intermediate
                                     Fund(a)       Fund(a)        Fund(a)        Bond Fund(a)      Fund(a)    Bond Fund(a)
                                     -------------------------------------------------------------------------------------
Amount
Class A Shares:
Sold ..............................  $    66,927   $    212,043   $     28,853   $    22,492           --     $     69,840
Issued as reinvestment of dividends       14,539         94,067            890         5,285           --           23,620
Redeemed ..........................      (78,173)      (449,515)        (4,826)      (59,485)          --         (591,747)
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........  $     3,293   $   (143,405)  $     24,917   $   (31,708)          --     $   (498,287)
                                     ===========   ============   ============   ===========   ============   ============
Class B Shares:
Sold ..............................         --     $      1,000           --     $    31,400   $      1,250           --
Issued as reinvestment of dividends         --              168           --           2,494             17           --
Redeemed ..........................         --             --             --          (9,552)          --             --
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase ......................         --     $      1,168           --     $    24,342   $      1,267           --
                                     ===========   ============   ============   ===========   ============   ============
Class K Shares:
Sold ..............................  $ 4,321,463   $ 20,052,551   $ 12,175,220   $ 1,820,443   $  2,667,265   $ 10,801,619
Issued as reinvestment of dividends          221         21,277            497           415           --            5,306
Redeemed ..........................   (2,844,430)   (12,429,438)    (9,804,810)   (4,314,712)   (26,065,145)   (29,937,482)
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........  $ 1,477,254   $  7,644,390   $  2,370,907   $(2,493,854)  $(23,397,880)  $(19,130,557)
                                     ===========   ============   ============   ===========   ============   ============
Class Y Shares:
Sold ..............................  $ 4,719,545   $  9,193,739   $  1,254,725   $   160,020   $    527,883   $    682,547
Issued as reinvestment of dividends         --              385           --            --             --             --
Redeemed ..........................   (5,432,768)   (18,061,791)      (545,898)         --             --         (501,695)
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........  $  (713,223)  $ (8,867,667)  $    708,827   $   160,020   $    527,883   $    180,852
                                     ===========   ============   ============   ===========   ============   ============
--------------------------------------------------------------------------------------------------------------------------
Shares
Class A Shares:
Sold ..............................        7,113         22,605          2,810         2,407           --            6,868
Issued as reinvestment of dividends        1,527         10,002             87           563           --            2,290
Redeemed ..........................       (8,301)       (47,792)          (479)       (6,324)          --          (57,508)
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........          339        (15,185)         2,418        (3,354)          --          (48,350)
                                     ===========   ============   ============   ===========   ============   ============
Classs B Shares:
Sold ..............................         --              106           --           3,363            122           --
Issued as reinvestment of dividends         --               18           --             265              2           --
Redeemed ..........................         --             --             --          (1,022)          --             --
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase ......................         --              124           --           2,606            124           --
                                     ===========   ============   ============   ===========   ============   ============
Class K Shares:
Sold ..............................      454,374      2,131,065      1,210,971       194,512        257,289
                                                                                                                 1,046,056
Issued as reinvestment of dividends           23          2,263             48            45           --              515
Redeemed ..........................     (300,279)    (1,322,365)      (974,103)     (460,021)    (2,528,706)    (2,904,811)
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........      154,118        810,963        236,916      (265,464)    (2,271,417)    (1,858,240)
                                     ===========   ============   ============   ===========   ============   ============
Class Y Shares:
Sold ..............................      492,884        978,133        124,881        17,132         51,572         66,366
Issued as reinvestment of dividends         --               41           --            --             --             --
Redeemed ..........................     (570,595)    (1,913,769)       (54,410)         --             --          (48,658)
                                     -----------   ------------   ------------   -----------   ------------   ------------
Net increase/(decrease) ...........      (77,711)      (935,595)        70,471        17,132         51,572         17,708
                                     ===========   ============   ============   ===========   ============   ============

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February. The numbers reflected are for the period March 1, 1995 through June 30, 1995.

See Notes to Financial Statements.



The Munder Funds
Statements of Changes- Capital Stock Activity, Period Ended June 30, 1995
(Continued)
-----------------------------------------------------------------------------

Since the Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.

                                                              MONEY MARKET FUNDS
                                       ------------------------------------------------------------------
                                       Munder            Munder           Munder            Munder
                                       Money             Tax-Free         U.S. Treasury     Cash
                                       Market            Money Market     Money Market      Investment
                                       Fund(a)           Fund(b)          Fund(b)           Fund(b)
                                       ------------------------------------------------------------------
Class A Shares:
Sold ..............................             --       $  7,358,485     $   1,064,319     $  24,582,234
Issued as reinvestment of dividends             --             83,167            25,271         1,002,956
Redeemed ..........................             --         (3,448,170)       (3,787,853)      (13,294,966)
                                       -------------     ------------     -------------     -------------
Net increase/(decrease) ...........             --       $  3,993,482     $  (2,698,263)    $  12,290,224
                                       =============     ============     =============     =============
Class B Shares:
Sold ..............................    $      51,883
Issued as reinvestment of dividends            9,923
Redeemed ..........................         (191,518)
                                       -------------
Net decrease ......................    $    (129,712)
                                       =============
Class K Shares:
Sold ..............................             --       $ 71,190,077     $ 168,414,859     $ 169,318,928
Issued as reinvestment of dividends             --              3,689              --               4,461
Redeemed ..........................             --        (71,378,047)     (169,402,689)     (169,907,705)
                                       -------------     ------------     -------------     -------------
Net decrease ......................             --       $   (184,281)    $    (987,830)    $    (584,316)
                                       =============     ============     =============     =============
Class Y Shares:
Sold ..............................    $ 301,836,119     $ 59,682,179     $ 191,562,384     $ 230,744,590
Issued as reinvestment of dividends        6,757,610             --                --                --
Redeemed ..........................     (190,765,202)     (67,138,848)     (201,097,887)     (215,144,265)
                                       -------------     ------------     -------------     -------------
Net increase/(decrease) ...........    $ 117,828,527     $ (7,456,669)    $  (9,535,503)    $  15,600,325
                                       =============     ============     =============     =============

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1995 through June 30, 1995.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February. The numbers reflected are for the period March 1, 1995 through June 30, 1995.

See Notes to Financial Statements.




The Munder Multi-Season Growth Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                      K Shares
                                                          ----------------------------------
                                                          Period
                                                          Ended                 Period
                                                          12/31/95              Ended
                                                          (Unaudited)           6/30/95(a,e)
                                                          ----------------------------------
Net asset value, beginning of period ...............      $     12.02           $     12.20
                                                          -----------           -----------
Income from investment operations:
Net investment income ..............................             0.04                  0.00(b)
Net realized and unrealized gain/(loss) on
  investments ......................................             1.65                 (0.18)
                                                          -----------           -----------
Total from investment operations ...................             1.69                 (0.18)
                                                          -----------           -----------
Less distributions:
Dividends from net investment income ...............            (0.03)                 --
Distributions from net realized gains ..............            (0.40)                 --
                                                          -----------           -----------
Total distributions ................................            (0.43)                 --
                                                          -----------           -----------
Net asset value, end of period .....................      $     13.28           $     12.02
                                                          ===========           ===========
Total return(c) ....................................            14.08%                (1.48)%
                                                          ===========           ===========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............      $   116,696           $   104,767
Ratio of operating expenses to average net assets ..             1.25%(d)              1.20%(d)
Ratio of net investment income to average net assets             0.54%(d)              0.28%(d)
Portfolio turnover rate ............................               34%                   27%
Ratio of operating expenses to average net assets
  without waivers ..................................             1.50%(d)              1.58%(d)
Net investment income per share without waivers ....      $      0.02           $      0.00(b)

----------------
(a) Class K Shares commenced operations on June 23, 1995.

(b) Amount represents less than $0.01 per share.

(c) Total return represents aggregate total return for the period indicated.

(d) Annualized.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.




The Munder Accelerating Growth Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                                      K Shares
                                                       -------------------------------------------------------------------------
                                                       Period
                                                       Ended            Period          Year          Year          Period
                                                       12/31/95         Ended           Ended         Ended         Ended
                                                       (Unaudited)      6/30/95(a)      2/28/95(d)    2/28/94       2/28/93(e)
                                                       -------------------------------------------------------------------------
Net asset value, beginning of period ...............    $  14.82        $  12.73        $  13.98      $  12.08      $  11.74
                                                        --------        --------        --------      --------      --------
Income from investment operations:
Net investment income/(loss) .......................       (0.03)          (0.01)          (0.03)         0.00(f)       0.01
Net realized and unrealized gain/(loss) on
  investments ......................................        0.75            2.10           (0.88)         2.17          0.62
                                                        --------        --------        --------      --------      --------
Total from investment operations ...................        0.72            2.09           (0.91)         2.17          0.63
                                                        --------        --------        --------      --------      --------
Less distributions:
Dividends from net investment income ...............        --              --              --           (0.02)        (0.01)
Distributions from net realized gains ..............       (2.33)           --             (0.34)        (0.25)        (0.28)
                                                        --------        --------        --------      --------      --------
Total distributions ................................       (2.33)           --             (0.34)        (0.27)        (0.29)
                                                        --------        --------        --------      --------      --------
Net asset value, end of period .....................    $  13.21        $  14.82        $  12.73      $  13.98      $  12.08
                                                        ========        ========        ========      ========      ========
Total return(b) ....................................        4.95%          16.42%          (6.45)%       18.00%         5.43%
                                                        ========        ========        ========      ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............    $ 77,407        $ 85,685        $ 71,406      $ 53,914      $  3,141
Ratio of operating expenses to average net assets ..        1.19%(c)        1.20%(c)        1.18%         1.03%         0.96%(c)
Ratio of net investment income/(loss) to average net
  assets ...........................................       (0 41)%(c)   (0.21)%(c)         (0.25)%       (0.03)%        0.18%(c)
Portfolio turnover rate ............................          72%             31%             90%           34%           56%
Ratio of operating expenses to average net assets
  without waivers ..................................        1.34%(c)        1.44%(c)        1.41%         1.28%         1.21%(c)
Net investment income/(loss) per share without
  waivers ..........................................    $  (0.04)       $  (0.02)       $  (0.05)     $   0.00(f)   $   0.00(f)

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on November 23, 1992.

(f) Amount represents less than $0.01 per share.

See Notes to Financial Statements.




The Munder Small Company Growth Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                                       K Shares
                                                     ---------------------------------------------------------------------------
                                                     Period
                                                     Ended            Period         Year           Year           Period
                                                     12/31/95         Ended          Ended          Ended          Ended
                                                     (Unaudited)      6/30/95(a)     2/28/95(d)     2/28/94        2/28/93(e)
                                                     ---------------------------------------------------------------------------
Net asset value, beginning of period .............    $  15.28        $   13.89      $   14.37      $   12.72      $  12.32
                                                      --------        ---------      ---------      ---------      --------
Income from investment operations:
Net investment loss ..............................       (0.05)           (0.02)         (0.04)         (0.05)        (0.01)
Net realized and unrealized gain/(loss) on
  investments ....................................        2.74             1.41          (0.42)          1.97          0.41
                                                      --------        ---------      ---------      ---------      --------
Total from investment operations .................        2.69             1.39          (0.46)          1.92          0.40
                                                      --------        ---------      ---------      ---------      --------
Less distributions:
Dividends from net investment income .............        --               --             --             --            --
Distributions from net realized gains ............       (1.24)            --            (0.02)         (0.27)         --
                                                      --------        ---------      ---------      ---------      --------
Total distributions ..............................       (1.24)            --            (0.02)         (0.27)         --
                                                      --------        ---------      ---------      ---------      --------
Net asset value, end of period ...................    $  16.73        $   15.28      $   13.89      $   14.37      $  12.72
                                                      ========        =========      =========      =========      ========
Total return(b) ..................................       17.68%           10.01%         (3.21)%        15.11%         3.25%
                                                      ========        =========      =========      =========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .............    $ 73,377        $  52,077      $  45,080      $  32,431      $  4,298
Ratio of operating expenses to average net assets         1.21%(c)         1.21%(c)       1.23%          1.02%         0.95%(c)
Ratio of net investment loss to average net assets      (0.65)%(c)        (0.41)%(c)     (0.40)%        (0.38)%       (0.28)%(c)
Portfolio turnover rate ..........................          51%              39%            45%            47%           46%
Ratio of operating expenses to average net assets
  without waivers ................................        1.37%(c)         1.46%(c)       1.48%          1.27%         1.20%(c)
Net investment loss per share without waivers ....    $  (0.06)       $   (0.03)     $   (0.06)     $   (0.08)     $  (0.02)

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on November 23, 1992.

See Notes to Financial Statements.




The Munder Mid-Cap Growth Fund
Financial Highlights, For a Share Outstanding Throughout The Period
------------------------------------------------------------------------------

                                                        K Shares
                                                        --------------
                                                        Period
                                                        Ended
                                                        12/31/95(a)
                                                        (Unaudited)
                                                        --------------
Net asset value, beginning of period .............      $ 10.53
                                                        -------
Income from investment operations:
Net investment income ............................         0.00(c)
Net realized and unrealized gain on investments ..         0.22
                                                        -------
Total from investment operations .................         0.22
                                                        -------
Less distributions:
Dividends from net investment income .............         --
                                                        -------
Total distributions ..............................         --
                                                        -------
Net asset value, end of period ...................      $ 10.75
                                                        =======
Total return(b) ..................................         2.09%
                                                        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .............      $   168
Ratio of operating expenses to average net assets          1.19%(d)
Ratio of net investment loss to average net assets        (0.26)%(d)
Portfolio turnover rate ..........................           86%
Ratio of operating expenses to average net assets
  without expense reimbursements .................         1.44%(d)
Net investment loss per share without expense
  reimbursements .................................      $ (0.01)

----------------
(a) Class K Shares commenced operations on October 2, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Amount represents less than $0.01 per share.

(d) Annualized.

See Notes to Financial Statements.




The Munder International Equity Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                                    K Shares
                                                       -----------------------------------------------------------------------
                                                       Period
                                                       Ended             Period          Year          Year         Period
                                                       12/31/95(d)       Ended           Ended         Ended        Ended
                                                       (Unaudited)       6/30/95(a)      2/28/95(d,e)  2/28/94      2/28/93(f)
                                                       -----------------------------------------------------------------------
Net asset value, beginning of period ...............    $  13.42         $  12.28        $  13.68      $  10.64     $  10.46
                                                        --------         --------        --------      --------     --------
Income from investment operations:
Net investment income ..............................        0.04             0.11            0.17          0.19         0.01
Net realized and unrealized gain/(loss) on
  investments ......................................        0.93             1.03           (1.48)         2.85         0.30
                                                        --------         --------        --------      --------     --------
Total from investment operations ...................        0.97             1.14           (1.31)         3.04         0.31
                                                        --------         --------        --------      --------     --------
Less distributions:
Dividends from net investment income ...............       (0.12)            --             (0.03)         --          (0.11)
Distributions from net realized gains ..............        --               --              --            --          (0.02)
Distributions from capital .........................        --               --             (0.06)         --           --
Total distributions ................................       (0.12)            --             (0.09)         --          (0.13)
Net asset value, end of period .....................    $  14.27         $  13.42        $  12.28      $  13.68     $  10.64
                                                        ========         ========        ========      ========     ========
Total return(b) ....................................        7.21%            9.28%          (9.68)%       28.57%        2.96%
                                                        ========         ========        ========      ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............    $ 92,863         $ 73,168        $ 63,159      $ 37,536     $  3,939
Ratio of operating expenses to average net assets ..        1.22%(c)         1.21%(c)        1.18%         1.11%        1.03%(c)
Ratio of net investment income to average net assets        0.54%(c)         2.57%(c)        1.31%         1.18%        0.39%(c)
Portfolio turnover rate ............................          27%              14%             20%           15%           1%
Ratio of operating expenses to average net assets
  without waivers ..................................        1.38%(c)         1.46%(c)        1.43%         1.36%        1.28%(c)
Net investment income per share without waivers ....    $   0.03         $   0.10        $   0.14      $   0.15     $   0.01

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Class K Shares commenced operations on November 23, 1992.

See Notes to Financial Statements.




The Munder Index 500 Fund
For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                                       K Shares
                                                  ------------------------------------------------------------------------------
                                                  Period
                                                  Ended            Period            Year           Year           Period
                                                  12/31/95(d)      Ended             Ended          Ended          Ended
                                                  (Unaudited)      6/30/95(a)        2/28/95(d,e)   2/28/94        2/28/93(f)
                                                  ------------------------------------------------------------------------------
Net asset value, beginning of period ..........    $   13.80       $   12.40         $   12.06      $   11.47      $   11.60
                                                   ---------       ---------         ---------      ---------      ---------
Income from investment operations:
Net investment income .........................         0.17            0.10              0.30           0.30           0.06
Net realized and unrealized gain on investments         1.79            1.44              0.50           0.59           0.21
                                                   ---------       ---------         ---------      ---------      ---------
Total from investment operations ..............         1.96            1.54              0.80           0.89           0.27
                                                   ---------       ---------         ---------      ---------      ---------
Less distributions:
Dividends from net investment income ..........        (0.16)          (0.14)            (0.29)         (0.30)         (0.07)
Distributions from net realized gains .........        (0.72)           --               (0.17)          --            (0.33)
                                                   ---------       ---------         ---------      ---------      ---------
Total distributions ...........................        (0.88)          (0.14)            (0.46)         (0.30)         (0.40)
                                                   ---------       ---------         ---------      ---------      ---------
Net asset value, end of period ................    $   14.88       $   13.80         $   12.40      $   12.06      $   11.47
                                                   =========       =========         =========      =========      =========
Total return(b) ...............................        14.29%          12.49%             6.90%          7.89%          2.43%
                                                   =========       =========         =========      =========      =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..........    $   5,252       $   2,778         $   1,746      $     922      $      96
Ratio of operating expenses to average net
  assets ......................................         0.50%(c)        0.50%(c)          0.50%          0.33%          0.25%(c)
Ratio of net investment income to average net
  assets ......................................         2.26%(c)        2.41%(c)          2.49%          2.51%          2.74%(c)
Portfolio turnover rate .......................            8%              6%                7%             1%            22%
Ratio of operating expenses to average net
  assets without waivers ......................         0.63%(c)        0.63%(c)          0.64%          0.50%          0.38%(c)
Net investment income per share without waivers    $    0.16       $    0.09         $    0.28      $    0.28      $    0.06

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Class K Shares commenced operations on December 7, 1992.

See Notes to Financial Statements.




The Munder Growth & Income Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                           K Shares
                                                       ---------------------------------------------------
                                                       Period
                                                       Ended               Period             Period
                                                       12/31/95            Ended              Ended
                                                       (Unaudited)         6/30/95(a)         2/28/95(d,e)
                                                       ---------------------------------------------------
Net asset value, beginning of period ...............    $    11.14         $    10.43         $    10.00
                                                        ----------         ----------         ----------
Income from investment operations:
Net investment income ..............................          0.17               0.11               0.22
Net realized and unrealized gain on investments ....          1.58               0.78               0.36
                                                        ----------         ----------         ----------
Total from investment operations ...................          1.75               0.89               0.58
                                                        ----------         ----------         ----------
Less distributions:
Dividends from net investment income ...............         (0.17)             (0.18)             (0.15)
Distributions from net realized gains ..............         (0.09)              --                (0.00)(f)
                                                        ----------         ----------         ----------
Total distributions ................................         (0.26)             (0.18)             (0.15)
                                                        ----------         ----------         ----------
Net asset value, end of period .....................    $    12.63         $    11.14         $    10.43
                                                        ==========         ==========         ==========
Total return(b) ....................................         15.81%              8.57%              5.94%
                                                        ==========         ==========         ==========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............    $  164,743         $  132,583         $  105,629
Ratio of operating expenses to average net assets ..          1.22%(c)           1.09%(c)           0.53%(c)
Ratio of net investment income to average net assets          2.94%(c)           3.33%(c)           4.72%(c)
Portfolio turnover rate ............................            16%                13%                12%
Ratio of operating expenses to average net assets
  without waivers ..................................          1.37%(c)           1.51%(c)           1.53%(c)
Net investment income per share without waivers ....    $     0.16         $     0.10         $     0.17

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Class K Shares commenced operations on July 5, 1994.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Amount represents less than $0.01 per share.

See Notes to Financial Statements.




The Munder Value Fund
Financial Highlights, For a Share Outstanding Throughout The Period
------------------------------------------------------------------------------

                                                          K Shares
                                                          -----------
                                                          Period
                                                          Ended
                                                          12/31/95(a)
                                                          (Unaudited)
                                                          -----------
Net asset value, beginning of period ...............      $10.83
                                                          ------
Income from investment operations:
Net investment income ..............................        0.01
Net realized and unrealized loss on
  investments ......................................       (0.11)
                                                          ------
Total from investment operations ...................       (0.10)
                                                          ------
Less distributions:
Dividends from net investment income ...............       (0.02)
                                                          ------
Total distributions ................................       (0.02)
                                                          ------
Net asset value, end of period .....................      $10.71
                                                          ======
Total return(b) ....................................       (0.94)%
                                                          ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............      $   82
Ratio of operating expenses to average net assets ..        1.20%(c)
Ratio of net investment income to average net assets        0.59%(c)
Portfolio turnover rate ............................          97%
Ratio of operating expenses to average net assets
  without expense reimbursements ...................        1.35%(c)
Net investment income per share without expense
  reimbursements ...................................      $ 0.00(d)

----------------
(a) Class K Shares commenced operations on November 30, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Amount represents less than $0.01 per share.

See Notes to Financial Statements.





The Munder Balanced Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                                K Shares
                                                       --------------------------------------------------------
                                                       Period
                                                       Ended            Period          Year         Period
                                                       12/31/95         Ended           Ended        Ended
                                                       (Unaudited)      6/30/95(a)      2/28/95(d)   2/28/94(e)
                                                       --------------------------------------------------------
Net asset value, beginning of period ...............    $ 10.78         $  9.97         $ 10.35      $  9.97
                                                        -------         -------         -------      -------
Income from investment operations:
Net investment income ..............................       0.11            0.07            0.21         0.16
Net realized and unrealized gain/(loss) on
  investments ......................................       0.86            0.86           (0.42)        0.34
                                                        -------         -------         -------      -------
Total from investment operations ...................       0.97            0.93           (0.21)        0.50
                                                        -------         -------         -------      -------
Less distributions:
Dividends from net investment income ...............      (0.13)          (0.12)          (0.17)       (0.12)
                                                        -------         -------         -------      -------
Total distributions ................................      (0.13)          (0.12)          (0.17)       (0.12)
                                                        -------         -------         -------      -------
Net asset value, end of period .....................    $ 11.62         $ 10.78         $  9.97      $ 10.35
                                                        =======         =======         =======      =======
Total return(b) ....................................       9.00%           9.33%          (1.95)%       5.03%
                                                        =======         =======         =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............    $ 1,053         $   168         $   151      $   102
Ratio of operating expenses to average net assets ..       1.13%(c)        1.16%(c)        1.22%        1.00%(c)
Ratio of net investment income to average net assets       2.37%(c)        2.51%(c)        1.89%        1.68%(c)
Portfolio turnover rate ............................        129%             52%            116%          50%
Ratio of operating expenses to average net assets
  without waivers ..................................       1.35%(c)        1.51%(c)        1.57%        1.25%(c)
Net investment income per share without waivers ....    $  0.10         $  0.06         $  0.17      $  0.14

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on April 16, 1993.

See Notes to Financial Statements.




The Munder Bond Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                                        K Shares
                                                       -----------------------------------------------------------------------
                                                       Period
                                                       Ended           Period           Year          Year          Period
                                                       12/31/95        Ended            Ended         Ended         Ended
                                                       (Unaudited)     6/30/95(a)       2/28/95(d,e)  2/28/94       2/28/93(f)
                                                       -----------------------------------------------------------------------
Net asset value, beginning of period ...............    $   9.69       $   9.31         $   9.91      $   9.92      $   9.66
                                                        --------       --------         --------      --------      --------
Income from investment operations:
Net investment income ..............................        0.31           0.21             0.62          0.56          0.12
Net realized and unrealized gain/(loss) on
  investments ......................................        0.30           0.37            (0.64)        (0.01)         0.38
                                                        --------       --------         --------      --------      --------
Total from investment operations ...................        0.61           0.58            (0.02)         0.55          0.50
                                                        --------       --------         --------      --------      --------
Less distributions:
Dividends from net investment income ...............       (0.29)         (0.20)           (0.58)        (0.56)        (0.15)
Distributions from net realized gains ..............        --             --               --            --           (0.09)
                                                        --------       --------         --------      --------      --------
Total distributions ................................       (0.29)         (0.20)           (0.58)        (0.56)        (0.24)
                                                        --------       --------         --------      --------      --------
Net asset value, end of period .....................    $  10.01       $   9.69         $   9.31      $   9.91      $   9.92
                                                        ========       ========         ========      ========      ========
Total return(b) ....................................        6.43%          6.28%            0.44%         5.61%         5.24%
                                                        ========       ========         ========      ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............    $ 35,546       $ 36,718         $ 33,842      $ 26,458      $  3,671
Ratio of operating expenses to average net assets ..        0.95%(c)       0.95%(c)         0.92%         0.88%         0.80%(c)
Ratio of net investment income to average net assets        6.24%(c)       6.47%(c)         6.57%         5.76%         5.32%(c)
Portfolio turnover rate ............................         282%            99%             165%          128%           77%
Ratio of operating expenses to average net assets
  without waivers ..................................        1.10%(c)       1.19%(c)         1.16%         1.02%         0.94%(c)
Net investment income per share without waivers ....    $   0.30       $   0.20         $   0.59      $   0.55      $   0.11

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Class K Shares commenced operations on November 23, 1992.

See Notes to Financial Statements.




The Munder Intermediate Bond Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                                     K Shares
                                                       --------------------------------------------------------------------
                                                       Period
                                                       Ended           Period          Year         Year         Period
                                                       12/31/95        Ended           Ended        Ended        Ended
                                                       (Unaudited)     6/30/95(a)      2/28/95(d)   2/28/94      2/28/93(e)
                                                       --------------------------------------------------------------------
Net asset value, beginning of period ...............   $   9.51        $   9.27        $   9.91     $  10.47     $  10.26
                                                       --------        --------        --------     --------     --------
Income from investment operations:
Net investment income ..............................       0.30            0.22            0.56         0.59         0.17
Net realized and unrealized gain/(loss) on
  investments ......................................       0.16            0.24           (0.57)       (0.20)        0.25
                                                       --------        --------        --------     --------     --------
Total from investment operations ...................       0.46            0.46           (0.01)        0.39         0.42
                                                       --------        --------        --------     --------     --------
Less distributions:
Dividends from net investment income ...............      (0.30)          (0.22)          (0.62)       (0.58)       (0.12)
Distributions from net realized gains ..............       --              --             (0.01)       (0.37)       (0.09)
                                                       --------        --------        --------     --------     --------
Total distributions ................................      (0.30)          (0.22)          (0.63)       (0.95)       (0.21)
                                                       --------        --------        --------     --------     --------
Net asset value, end of period .....................   $   9.67        $   9.51        $   9.27     $   9.91     $  10.47
                                                       ========        ========        ========     ========     ========
Total return(b) ....................................       4.98%           5.04%           0.54%        3.77%        4.15%
                                                       ========        ========        ========     ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............   $340,180        $300,596        $285,493     $112,332     $132,273
Ratio of operating expenses to average net assets ..       0.95%(c)        0.95%(c)        0.93%        0.84%        0.79%(c)
Ratio of net investment income to average net assets       6.30%(c)        7.12%(c)        6.71%        5.55%        5.56%(c)
Portfolio turnover rate ............................        257%             84%             80%         155%         104%

Ratio of operating expenses to average net assets
  without waivers ..................................       1.10%(c)        1.19%(c)        1.18%        0.98%        0.93%(c)
Net investment income per share without waivers ....   $   0.29        $   0.22        $   0.54     $   0.58     $   0.16

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on November 20, 1992.

See Notes to Financial Statements.



The Munder U.S. Government Income Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                            K Shares
                                                       -------------------------------------------------
                                                       Period
                                                       Ended              Period            Period
                                                       12/31/95           Ended             Ended
                                                       (Unaudited)        6/30/95(a)        2/28/95(d,e)
                                                       -------------------------------------------------
Net asset value, beginning of period ...............    $   10.30         $    9.89         $   10.00
                                                        ---------         ---------         ---------
Income from investment operations:
Net investment income ..............................         0.36              0.23              0.47
Net realized and unrealized gain/(loss) on
  investments ......................................         0.24              0.41             (0.12)
                                                        ---------         ---------         ---------
Total from investment operations ...................         0.60              0.64              0.35
                                                        ---------         ---------         ---------
Less distributions:
Dividends from net investment income ...............        (0.35)            (0.23)            (0.46)
Distributions from net realized gains ..............        (0.08)             --                --
                                                        ---------         ---------         ---------
Total distributions ................................        (0.43)            (0.23)            (0.46)
                                                        ---------         ---------         ---------
Net asset value, end of period .....................    $   10.47         $   10.30         $    9.89
                                                        =========         =========         =========
Total return(b) ....................................         5.97%             6.55%             3.68%
                                                        =========         =========         =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............    $ 157,972         $ 174,674         $ 165,298
Ratio of operating expenses to average net assets ..         0.98%(c)          0.97%(c)          0.95%(c)
Ratio of net investment income to average net assets         6.90%(c)          6.96%(c)          7.02%(c)
Portfolio turnover rate ............................           60%               42%              143%
Ratio of operating expenses to average net assets
  without waivers ..................................         1.14%(c)          1.21%(c)          1.19%(c)
Net investment income per share without waivers ....    $    0.36         $    0.23         $    0.45

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Class K Shares commenced operations on July 5, 1994.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.




The Munder Michigan Triple Tax-Free Bond Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                          K Shares
                                             -----------------------------------------------------------
                                             Period
                                             Ended             Period           Year          Period
                                             12/31/95          Ended            Ended         Ended
                                             (Unaudited)       6/30/95(a,d)     2/28/95(d,e)  2/28/94(f)
                                             -----------------------------------------------------------
Net asset value, beginning of period .....    $   9.34         $   9.24         $   9.73      $  10.00
                                              --------         --------         --------      --------
Income from investment operations:
Net investment income ....................        0.24             0.16             0.44          0.05
Net realized and unrealized gain/(loss) on
  investments ............................        0.43             0.10            (0.50)        (0.30)
                                              --------         --------         --------      --------
Total from investment operations .........        0.67             0.26            (0.06)        (0.25)
                                              --------         --------         --------      --------
Less distributions:
Dividends from net investment income .....       (0.24)           (0.16)           (0.43)        (0.02)
                                              --------         --------         --------      --------
Total distributions ......................       (0.24)           (0.16)           (0.43)        (0.02)
                                              --------         --------         --------      --------
Net asset value, end of period ...........    $   9.77         $   9.34         $   9.24      $   9.73
                                              ========         ========         ========      ========
Total return(b) ..........................        7.28%            2.84%           (0.16)%       (2.48)%
                                              ========         ========         ========      ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .....    $ 26,030         $ 25,549         $ 27,731      $ 13,464
Ratio of operating expenses to average net
  assets .................................        0.50%(c)         0.52%(c)         0.56%         0.46%(c)
Ratio of net investment income to average
  net assets .............................        4.98%(c)         5.06%(c)         4.81%         3.48%(c)
Portfolio turnover rate ..................          18%               8%              53%            0%
Ratio of operating expenses to average net
  assets without waivers .................        1.15%(c)         1.26%(c)         1.30%         1.20%(c)
Net investment income per share without
  waivers ................................    $   0.21         $   0.14         $   0.37      $   0.04

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Class K Shares commenced operations on January 3, 1994.

See Notes to Financial Statements.




The Munder Tax-Free Bond Fund
For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                          K Shares
                                                       -------------------------------------------------
                                                       Period
                                                       Ended              Period            Period
                                                       12/31/95           Ended             Ended
                                                       (Unaudited)        6/30/95(a,b)      2/28/95(e,f)
                                                       -------------------------------------------------
Net asset value, beginning of period ...............    $   10.30         $   10.14         $   10.00
                                                        ---------         ---------         ---------
Income from investment operations:
Net investment income ..............................         0.23              0.15              0.31
Net realized and unrealized gain on investments ....         0.49              0.16              0.14
                                                        ---------         ---------         ---------
Total from investment operations ...................         0.72              0.31              0.45
                                                        ---------         ---------         ---------
Less distributions:
Dividends from net investment income ...............        (0.23)            (0.15)            (0.31)
Distributions from net realized gains ..............        (0.01)             --                --
                                                        ---------         ---------         ---------
Total distributions ................................        (0.24)            (0.15)            (0.31)
                                                        ---------         ---------         ---------
Net asset value, end of period .....................    $   10.78         $   10.30         $   10.14
                                                        =========         =========         =========
Total return(c) ....................................         7.06%             3.09%             4.64%
                                                        =========         =========         =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............    $ 214,459         $ 232,040         $ 251,636
Ratio of operating expenses to average net assets ..         0.99%(d)          1.02%(d)          0.93%(d)
Ratio of net investment income to average net assets         4.36%(d)          4.38%(d)          4.69%(d)
Portfolio turnover rate ............................           15%               12%               50%
Ratio of operating expenses to average net assets
  without waivers ..................................         1.15%(d)          1.26%(d)          1.17%(d)
Net investment income per share without waivers ....    $    0.22         $    0.14         $    0.29

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(c) Total return represents aggregate total return for the period indicated.

(d) Annualized.

(e) Class K Shares commenced operations on July 5, 1994.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.




The Munder Tax-Free Intermediate Bond Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                                 K Shares
                                                       -------------------------------------------------------------
                                                       Period
                                                       Ended              Period            Year           Year
                                                       12/31/95           Ended             Ended          Ended
                                                       (Unaudited)        6/30/95(a)        2/28/95(d)     2/28/94
                                                       -------------------------------------------------------------
Net asset value, beginning of period ...............    $   10.37         $   10.17         $   10.44      $   10.69
                                                        ---------         ---------         ---------      ---------
Income from investment operations:
Net investment income ..............................         0.20              0.14              0.38           0.42
Net realized and unrealized gain/(loss) on
  investments ......................................         0.19              0.20             (0.21)         (0.14)
                                                        ---------         ---------         ---------      ---------
Total from investment operations ...................         0.39              0.34              0.17           0.28
                                                        ---------         ---------         ---------      ---------
Less distributions:
Dividends from net investment income ...............        (0.20)            (0.14)            (0.42)         (0.42)
Distributions from net realized gains ..............         --                --               (0.02)         (0.11)
                                                        ---------         ---------         ---------      ---------
Total distributions ................................        (0.20)            (0.14)            (0.44)         (0.53)
                                                        ---------         ---------         ---------      ---------
Net asset value, end of period .....................    $   10.56         $   10.37         $   10.17      $   10.44
                                                        =========         =========         =========      =========
Total return(b) ....................................         3.84%             3.35%             2.05%          2.62%
                                                        =========         =========         =========      =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............    $ 334,153         $ 333,067         $ 345,658      $ 107,335
Ratio of operating expenses to average net assets ..         0.97%(c)          0.98%(c)          0.95%          0.84%
Ratio of net investment income to average net assets         3.87%(c)          4.01%(c)          4.19%          3.93%
Portfolio turnover rate ............................            7%                5%               52%            38%
Ratio of operating expenses to average net assets
  without waivers ..................................         1.13%(c)          1.22%(c)          1.19%          0.98%
Net investment income per share without waivers ....    $    0.20         $    0.13         $    0.36      $    0.41

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) This information represents results of operations of the St. Clair Tax-Free Intermediate Fund, the predecessor Fund of the Munder Tax-Free Intermediate Bond Fund. The assets and liabilities of the St. Clair Tax-Free Intermediate Fund were transferred to the Munder Funds Trust on November 20, 1992. On June 22, 1992, Woodbridge Capital Management replaced Manufacturers Bank, N.A. as investment advisor for the Fund.

(f) Class K Shares commenced operations on February 9, 1987.

See Notes to Financial Statements.




The Munder Tax-Free Intermediate Bond Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
(Continued)
------------------------------------------------------------------------------

                                                                               K Shares
                                            ------------------------------------------------------------------------------------
                                            Period      Year          Year        Year        Year       Year       Period
                                            Ended       Ended         Ended       Ended       Ended      Ended      Ended
                                            2/28/93     7/31/92(e)    7/31/91(e)  7/31/90(e)  7/31/89(e) 7/31/88(e) 7/31/87(e,f)
                                            ------------------------------------------------------------------------------------
Net asset value, beginning of period .....  $   10.47    $   10.04    $   9.91    $   9.93    $  9.91    $  9.99    $ 10.00
                                            ---------    ---------    --------    --------    -------    -------    -------
Income from investment operations:
Net investment income ....................       0.23         0.49        0.55        0.60       0.52       0.51       0.25
Net realized and unrealized gain/(loss) on
  investments ............................       0.24         0.51        0.26       (0.02)      0.02      (0.08)     (0.01)
                                            ---------    ---------    --------    --------    -------    -------    -------
Total from investment operations .........       0.47         1.00        0.81        0.58       0.54       0.43       0.24
                                            ---------    ---------    --------    --------    -------    -------    -------
Less distributions:
Dividends from net investment income .....      (0.23)       (0.49)      (0.55)      (0.60)     (0.52)     (0.51)     (0.25)
Distributions from net realized gains ....      (0.02)       (0.08)      (0.13)       --         --         --         --
                                            ---------    ---------    --------    --------    -------    -------    -------
Total distributions ......................      (0.25)       (0.57)      (0.68)      (0.60)     (0.52)     (0.51)     (0.25)
                                            ---------    ---------    --------    --------    -------    -------    -------
Net asset value, end of period ...........  $   10.69    $   10.47    $  10.04    $   9.91    $  9.93    $  9.91    $  9.99
                                            =========    =========    ========    ========    =======    =======    =======
Total return(b) ..........................       5.30%       10.31%       8.15%       6.02%      5.55%      4.43%      1.89%
                                            =========    =========    ========    ========    =======    =======    =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's) .....  $ 113,189     $ 110,825    $ 50,740    $ 12,282    $ 1,350    $ 1,219    $ 1,888
Ratio of operating expenses to average
  net assets .............................       0.71%(c)      0.69%       0.61%       0.25%      0.54%      0.60%      0.26%(c)
Ratio of net investment income to
  average net assets .....................       4.36%(c)      4.83%       5.54%       6.13%      5.22%      5.17%      5.35%(c)
Portfolio turnover rate ..................         57%          200%        327%        119%        37%        28%       105%
Ratio of operating expenses to average
  net assets without waivers .............       0.77%(c)      0.99%       1.05%       1.05%      3.58%      3.09%      1.06%(c)
Net investment income per share
  without waivers ........................  $    0.22     $    0.46    $   0.51    $   0.52    $  0.22    $  0.26    $  0.21

See Notes to Financial Statements.




The Munder Tax-Free Money Market Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                                    K Shares
                                                      ----------------------------------------------------------------------
                                                       Period
                                                       Ended           Period         Year         Year           Period
                                                       12/31/95        Ended          Ended        Ended          Ended
                                                      (Unaudited)      6/30/95(a)     2/28/95(d)   2/28/94        2/28/93(e)
                                                      ----------------------------------------------------------------------
Net asset value, beginning of period ...............  $     1.00       $     1.00     $     1.00    $     1.00    $     1.00
                                                      ----------       ----------     ----------    ----------    ----------
Income from investment operations:
Net investment income ..............................       0.016            0.011          0.024         0.020         0.006
                                                      ----------       ----------     ----------    ----------    ----------
Total from investment operations ...................       0.016            0.011          0.024         0.020         0.006
                                                      ----------       ----------     ----------    ----------    ----------
Less distributions:
Dividends from net investment income ...............      (0.016)          (0.011)        (0.024)       (0.020)       (0.006)
                                                      ----------       ----------     ----------    ----------    ----------
Total distributions ................................      (0.016)          (0.011)        (0.024)       (0.020)       (0.006)
                                                      ----------       ----------     ----------    ----------    ----------
Net asset value, end of period .....................  $     1.00       $     1.00     $     1.00    $     1.00    $     1.00
                                                      ==========       ==========     ==========    ==========    ==========
Total return(b) ....................................        1.57%            1.12%          2.44%         1.99%         0.61%
                                                      ==========       ==========     ==========    ==========    ==========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............  $  207,438       $  195,730     $  195,926    $  211,832    $  105,609
Ratio of operating expenses to average net assets ..        0.69%(c)         0.69%(c)       0.70%         0.57%         0.55%(c)
Ratio of net investment income to average net assets        3.16%(c)         3.36%(c)       2.39%         1.96%         2.24%(c)
Ratio of operating expenses to average net assets
  without waivers ..................................        0.73%(c)         0.74%(c)       0.75%         0.62%         0.60%(c)
Net investment income per share without waivers ....  $    0.016       $    0.011     $    0.024    $    0.019    $    0.003

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on November 23, 1992.

See Notes to Financial Statements.




The Munder U.S. Treasury Money Market Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                                 K Shares
                                                      --------------------------------------------------------------------
                                                      Period
                                                      Ended           Period          Year         Year         Period
                                                      12/31/95        Ended           Ended        Ended        Ended
                                                      (Unaudited)     6/30/95(a)      2/28/95(d)   2/28/94      2/28/93(e)
                                                      --------------------------------------------------------------------
Net asset value, beginning of period ...............  $    1.00       $    1.00       $    1.00    $    1.00    $    1.00
                                                      ---------       ---------       ---------    ---------    ---------
Income from investment operations:
Net investment income ..............................      0.025           0.017           0.037        0.025        0.007
                                                      ---------       ---------       ---------    ---------    ---------
Total from investment operations ...................      0.025           0.017           0.037        0.025        0.007
                                                      ---------       ---------       ---------    ---------    ---------
Less distributions:
Dividends from net investment income ...............     (0.025)         (0.017)         (0.037)      (0.025)      (0.007)
                                                      ---------       ---------       ---------    ---------    ---------
Total distributions ................................     (0.025)         (0.017)         (0.037)      (0.025)      (0.007)
                                                      ---------       ---------       ---------    ---------    ---------
Net asset value, end of period .....................  $    1.00       $    1.00       $    1.00    $    1.00    $    1.00
                                                      =========       =========       =========    =========    =========
Total return(b) ....................................       2.54%           1.76%           3.83%        2.57%        0.74%
                                                      =========       =========       =========    =========    =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............  $  71,525       $  74,210       $  75,197    $  72,433    $  12,248
Ratio of operating expenses to average net assets ..       0.70%(c)        0.70%(c)        0.70%        0.57%        0.53%(c)
Ratio of net investment income to average net assets       4.97%(c)        5.23%(c)        3.73%        2.56%        2.60%(c)
Ratio of operating expenses to average net assets
  without waivers ..................................       0.73%(c)        0.75%(c)        0.75%        0.62%        0.58%(c)
Net investment income per share without waivers ....  $   0.025       $   0.017       $   0.037    $   0.025    $   0.007

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on November 25, 1992.

See Notes to Financial Statements.





The Munder Cash Investment Fund
Financial Highlights, For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------

                                                                                     K Shares
                                                      ----------------------------------------------------------------------
                                                      Period
                                                      Ended            Period         Year          Year          Period
                                                      12/31/95         Ended          Ended         Ended         Ended
                                                      (Unaudited)      6/30/95(a)     2/28/95(d)    2/28/94       2/28/93(e)
                                                      ----------------------------------------------------------------------
Net asset value, beginning of period ...............  $     1.00       $     1.00     $     1.00    $     1.00    $     1.00
                                                      ----------       ----------     ----------    ----------    ----------
Income from investment operations:
Net investment income ..............................       0.026            0.018          0.040         0.026         0.008
                                                      ----------       ----------     ----------    ----------    ----------
Total from investment operations ...................       0.026            0.018          0.040         0.026         0.008
                                                      ----------       ----------     ----------    ----------    ----------
Less distributions:
Dividends from net investment income ...............      (0.026)          (0.018)        (0.040)       (0.026)       (0.008)
                                                      ----------       ----------     ----------    ----------    ----------
Total distributions ................................      (0.026)          (0.018)        (0.040)       (0.026)       (0.008)
                                                      ----------       ----------     ----------    ----------    ----------
Net asset value, end of period .....................  $     1.00       $     1.00     $     1.00    $     1.00    $     1.00
                                                      ==========       ==========     ==========    ==========    ==========
Total return(b) ....................................        2.66%            1.81%          4.08%         2.68%         0.74%
                                                      ==========       ==========     ==========    ==========    ==========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............  $  653,713       $  558,628     $  559,212    $  293,827    $  248,382
Ratio of operating expenses to average net assets ..        0.66%(c)         0.67%(c)       0.70%         0.56%         0.54%(c)
Ratio of net investment income to average net assets        5.24%(c)         5.49%(c)       4.12%         2.65%         2.85%(c)
Ratio of operating expenses to average net assets
  without waivers ..................................        0.68%(c)         0.69%(c)       0.73%         0.61%         0.59%(c)
Net investment income per share without waivers ....  $    0.026       $    0.018     $    0.040    $    0.026    $    0.008

----------------
(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on November 23, 1992.

See Notes to Financial Statements.




The Munder Funds
Notes To Financial Statements, December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end investment company, which was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end investment company, which was organized as a Massachusetts business trust on August 30, 1989. MFI and MFT consist of 20 portfolios (each a "Fund" collectively, the "Munder Funds"), as follows:

      MFI:
      Equity Funds
      Munder Multi-Season Growth Fund
      Munder Real Estate Equity Investment Fund
      Munder Mid-Cap Growth Fund
      Munder Value Fund

      Money Market Fund
      Munder Money Market Fund

      MFT:
      Equity Funds
      Munder Accelerating Growth Fund
      Munder Small Company Growth Fund
      Munder International Equity Fund
      Munder Index 500 Fund
      Munder Growth & Income Fund

      Munder Balanced Fund

      Income Funds
      Munder Bond Fund
      Munder Intermediate Bond Fund
      Munder U.S. Government Income Fund
      Munder Michigan Triple Tax-Free Bond Fund
      Munder Tax-Free Bond Fund
      Munder Tax-Free Intermediate Bond Fund

      Money Market Funds
      Munder Tax-Free Money Market Fund
      Munder U.S. Treasury Money Market Fund
      Munder Cash Investment Fund

      The Equity Funds (with the exception of the Munder Index 500 Fund) and the Income Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Index 500 Fund offers four classes of shares -- Class A, Class B, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. The Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class A, Class B, Class C and Class Y Shares are presented in a separate semi-annual report. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder Tax-Free Intermediate Bond Fund and the Munder Michigan Triple Tax-Free Bond Fund which are classified as non-diversified due to their intention to invest their assets, when possible, in municipal obligations issued by the State of Michigan and its political subdivisions.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

      Security Valuation: With respect to the Equity and Income Funds, securities (including financial futures) traded on a recognized stock exchange or on the NASDAQ National Market System are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities for which there were no transactions are valued at the average of the current bid and asked prices. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the advisor, under the supervision of the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value. Debt securities in the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Under this method, securities are valued initially at cost when purchased (or on the 61st day before maturity). Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

      Forward Foreign Currency Contracts: Each Equity Fund may engage in forward foreign currency contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage a Fund's currency exposure. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of the Munder International Equity Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/ (depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Futures Contracts: The Munder Index 500 Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation) is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Munder Fund's investment advisor, acting under the supervision of the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly by the Equity Funds (excluding the Munder Multi-Season Growth Fund, Munder Mid-Cap Growth Fund, Munder International Equity Fund and the Munder Value Fund for which dividends are declared and paid at least annually and the Munder Real Estate Equity Investment Fund for which dividends are declared and paid monthly); declared and paid monthly by the Income Funds; and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      As determined at June 30, 1995, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, different book and tax accounting for currency gains and losses and market discount of certain debt instruments were reclassified to paid-in capital at year end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Administrator, Custodian, Transfer Agent and Other Related Party Transactions

      Munder Capital Management (the "Advisor"), an independent investment management firm, serves as each Fund's advisor. For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                            Fees on Assets
                           Fees on Assets       Between      Fees on Assets
                                up to          $250 and         Exceeding
                            $250 Million     $500 million     $500 Million
                           --------------   ---------------  --------------
Munder Index 500 Fund...        0.20%            0.12%            0.07%

                                  Fees on Assets   Fees on Assets
                                       up to          Exceeding
                                   $500 Million     $500 Million
                                  --------------   ---------------
Munder Multi-Season Growth Fund...     1.00%            0.75%

                                                        Fees on Average
                                                        Daily Net Assets
                                                        ----------------
The Income Funds ....................................         0.50%
Munder Accelerating Growth Fund, Munder Small Company
  Growth Fund, Munder International Equity Fund and
  Munder Growth & Income Fund .......................         0.75%
Munder Real Estate Equity Investment Fund, Munder
  Mid-Cap Growth Fund and Munder Value Fund .........         0.74%
Munder Balanced Fund ................................         0.65%
The Money Market Funds (excluding Munder Money Market
  Fund) .............................................         0.35%
Munder Money Market Fund ............................         0.40%


      Prior to October 28, 1995, the Advisor was entitled to receive investment advisory fees at the following annual rates: 0.74% of the first $500 million of average daily net assets and 0.50% of daily net assets in excess of $500 million for the Income Funds; 1.00% of average daily net assets up to $250 million, 0.85% of average daily net assets between $250 million and $500 million, and 0.75% of average daily net assets exceeding $500 million for the Accelerating Growth, Small Company Growth, International Equity, Growth & Income Fund and Balanced Fund; and 0.40% of average daily net assets up to $500 million and 0.35% of average daily net assets exceeding $500 million for the Tax-Free Money Market, U.S. Treasury Money Market and Cash Investment Funds.

      The Advisor voluntarily waived all or a portion of its advisory fees, payable by each Fund, for the period ended December 31, 1995, as reflected in the Statement of Operations. For the period ended December 31, 1995, the Advisor reimbursed expenses of $15,000, $14,000 and $14,000 to the Munder Real Estate Equity Investment Fund, the Munder Mid-Cap Growth Fund and the Munder Value Fund.

      First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., (the "Administrator"), serves as the Munder Funds administrator and assists in all aspects of their administration and operations. First Data also serves as the Munder Fund's transfer agent and dividend disbursing agent ("Transfer Agent").

      As compensation for its services, the Administrator is entitled to receive a fee, based on the aggregate average daily net assets of the Funds computed daily and payable monthly, at an annual rate of 0.12% of the first $2.8 billion of net assets, plus 0.105% of the next $2.2 billion of net assets, plus 0.10% of all net assets in excess of $5 billion. As compensation for its services, the Transfer Agent is entitled to receive a fee, based on the aggregate average daily net assets of the Funds computed daily and payable monthly, at an annual rate of 0.02% of the first $2.8 billion of net assets, plus 0.015% of the next $2.2 billion of net assets, plus 0.01% of net assets in excess of $5 billion. The Transfer Agent and Administrator are also entitled to reimbursement for out-of-pocket expenses. The Administrator has entered into a Sub-Administration Agreement with Funds Distributor, Inc. ("FDI or the Distributor") under which FDI provides certain administrative services with respect to the Funds. The Administrator pays FDI a fee for these services out of its own resources at no additional cost to the Funds.

      Comerica Bank ("Comerica") provides custodial services to the Funds. As compensation for its services, Comerica is entitled to receive fees, based on the aggregate average daily net assets of the Funds computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, plus 0.02% of the next $500 million of net assets, plus 0.01% of net assets in excess of $600 million. Comerica also receives certain transaction based fees. Comerica earned $331,402 for its services to the Funds for the period ended December 31, 1995. Boston Safe Deposit and Trust Company ("Boston Sate") serves as the custodian of foreign securities for the Munder Multi-Season Growth Fund, the Munder Accelerating Growth Fund, the Munder Small Company Growth Fund, the Munder Mid-Cap Growth Fund, the Munder International Equity Fund, the Munder Value Fund, the Munder Bond Fund and the Munder Intermediate Bond Fund.

      The Munder Funds pay each Trustee or Director $14,000 per year, consisting of a $2,500 quarterly retainer for services in such capacity plus $1,000 for each meeting attended per year, plus out-of-pocket expenses incurred as a Board member. The Trustees or Directors are also reimbursed for any expenses incurred by them in connection with their duties as Trustees or Directors. No officer, director or employee of the Advisor, Comerica, Boston Safe, FDI or First Data currently receives any compensation from The Munder Funds. 3. Shareholder Distribution and Service Plans

      FDI serves as the distributor of the Munder Funds shares. For the period ended December 31, 1995, the Distributor received $75,314, representing commissions (sales charges) on sales of Class A Shares of the Funds. For the period ended December 31, 1995, the Distributor received $47,815 in contingent deferred sales charges from Class B and Class C Shares of the Funds.

      The Munder Funds have adopted Shareholder Servicing Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1, adopted by the Securities and Exchange Commission under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Plans also permit payments to be made by the Funds to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Munder Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of the Funds. Under the Class K Plans, the Munder Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers. For the period ended December 31, 1995, the contractual rates, as a percentage of average daily net assets, under the Shareholder Servicing and Distribution and Servicing Plans are as follows:

                                             Class A Shares   Class B Shares   Class C Shares   Class K Shares
                                               12b-1 Fees       12b-1 Fees       12b-1 Fees      Service Fees
                                             --------------   --------------   --------------   --------------
The Equity Funds (excluding the
  Munder Index 500 Fund) .............            0.25%            1.00%            1.00%            0.25%
Munder Index 500 Fund ................            0.10%            0.45%            N/A              0.25%
The Income Funds .....................            0.25%            1.00%            1.00%            0.25%
The Money Market Funds:
Munder Money Market Fund .............            0.25%            1.00%            1.00%            N/A
Munder Tax-Free Money Market Fund ....            0.25%            N/A              N/A              0.15%
Munder U.S. Treasury Money Market Fund            0.25%            N/A              N/A              0.15%

                                             Class A Shares   Class K Shares
                                              Service Fees     Service Fees
                                             --------------   --------------
Munder Cash Investment Fund ..........            0.25%            0.15%


4. Securities Transactions

      For the period ended December 31, 1995, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                              Cost of Purchases   Proceeds from Sales
                                              -----------------   -------------------
Munder Multi-Season Growth Fund ...........      $109,758,974        $ 88,347,709
Munder Real Estate Equity Investment Fund .        12,634,528             735,134
Munder Accelerating Growth Fund ...........       191,955,843         251,857,596
Munder Small Company Growth Fund ..........        75,065,012          72,326,137
Munder Mid-Cap Growth Fund ................        27,694,168           9,489,713
Munder International Equity Fund ..........        66,532,995          39,331,213
Munder Index 500 Fund .....................        24,706,012          10,277,872
Munder Growth & Income Fund ...............        48,632,976          22,413,140
Munder Value Fund .........................        45,082,600          19,927,467
Munder Balanced Fund ......................        44,466,596          44,407,876
Munder Bond Fund ..........................       327,473,517         307,654,132
Munder Intermediate Bond Fund .............       477,564,164         655,493,513
Munder U.S. Government Income Fund ........        11,195,443          15,736,478
Munder Michigan Triple Tax-Free Bond Fund .         4,727,601           5,983,223
Munder Tax-Free Bond Fund .................        32,531,356          61,252,442
Munder Tax-Free Intermediate Bond Fund ....        25,728,203          28,530,822

      For the period ended December 31, 1995, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                          Cost of Purchases  Proceeds from Sales
                                          -----------------  -------------------
Munder Balanced Fund ...............        $ 15,665,328        $ 17,289,080
Munder Bond Fund ...................         181,949,665         195,053,918
Munder Intermediate Bond Fund ......         704,418,903         502,680,062
Munder U.S. Government Income Fund .          88,915,530          96,870,056

      At December 31, 1995, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                   Tax Basis          Tax Basis
                                                   Unrealized         Unrealized
                                                  Appreciation       Depreciation
                                                  ------------       ------------
Munder Multi-Season Growth Fund ...........        $62,493,147        $2,301,400
Munder Real Estate Equity Investment Fund .          1,310,755            37,648
Munder Accelerating Growth Fund ...........         39,128,766         5,019,735
Munder Small Company Growth Fund ..........         41,559,401         3,588,760
Munder Mid-Cap Growth Fund ................          1,486,667         1,194,313
Munder International Equity Fund ..........         33,606,852           639,029
Munder Index 500 Fund .....................         36,945,903         1,588,113
Munder Growth & Income Fund ...............         31,593,765           913,520
Munder Value Fund .........................          2,109,836           613,495
Munder Balanced Fund ......................          6,593,893           343,068
Munder Bond Fund ..........................          7,247,775           358,107
Munder Intermediate Bond Fund .............          6,014,962         1,776,463
Munder U.S. Government Income Fund ........          7,929,958           389,058
Munder Michigan Triple Tax-Free Bond Fund .            989,911            55,708
Munder Tax-Free Bond Fund .................         15,285,111            69,584
Munder Tax-Free Intermediate Bond Fund ....         14,424,217            67,580

5. Concentration of Credit

      The Munder Tax-Free Intermediate Bond Fund and Munder Michigan Triple Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds. The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.


6. Foreign Securities

      The Munder International Equity Fund invests primarily in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. government.

7. Organizational Costs

      Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

8. Capital Loss Carryforwards

      As determined at June 30, 1995, the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                   Fund                               Amount       Expiration
                   ----                               ------       ----------
Munder Multi-Season Growth Fund ...........        $ 2,588,502        2003
Munder International Equity Fund ..........            406,805        2002
                                                     2,149,275        2003
Munder Balanced Fund ......................            172,583        2002
                                                     1,783,000        2003
Munder Bond Fund ..........................            470,092        2002
                                                    10,329,288        2003
Munder Intermediate Bond Fund .............         15,284,729        2003
Munder U.S. Government Income Fund ........            946,213        2003
Munder Michigan Triple Tax-Free Bond Fund .            301,387        2003
Munder Tax-Free Bond Fund .................            559,311        2003
Munder Tax-Free Intermediate Bond Fund ....          1,305,925        2003
Munder Tax-Free Money Market Fund .........             14,500        1999
                                                        20,091        2000
                                                        57,257        2001
                                                        39,684        2002
                                                        27,379        2003
Munder Cash Investment Fund ...............                556        1996
                                                         4,895        2000
                                                         1,650        2001

9. Reorganization

      On June 23, 1995, the Munder Multi-Season Growth Fund (Acquiring Fund) acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund (Acquired Fund), in exchange for shares of the Acquiring Fund, pursuant to a plan of tax-free reorganization approved by the Acquired Fund's shareholders on June 21, 1995. Total shares issued by the Acquiring Fund, the value of the shares issued by the Acquiring Fund, the total net assets of the Acquired Fund and the Acquiring Fund and the unrealized appreciation included in the Acquired Fund's total net assets on the acquiring date were as follows:

                                                  Shares       Value of       Total Net    Total Net     Acquired
                                                Issued by    Shares Issued    Assets of    Assets of       Fund
                                                Acquiring    by Acquiring     Acquired     Acquiring     Unrealized
   Acquiring Fund          Acquired Fund           Fund          Fund           Fund*         Fund      Appreciation
--------------------------------------------------------------------------------------------------------------------
Munder Multi-Season   Ambassador Established
  Growth Fund......    Company Growth Fund      15,524,720   $189,282,737   $189,260,209   $71,358,360   $27,807,281

----------------
* The value of the net assets of the Acquiring Fund immediately after the acquisition was $260,618,569.




[ INSIDE BACK COVER ]

                                                    The Munder Funds
BOARDS OF DIRECTORS AND TRUSTEES

          Charles W. Elliott, Chairman
          John Rakolta, Jr., Vice Chairman
          Thomas B. Bender
          David J. Brophy
          Joseph E. Champagne
          Thomas D. Eckert
          Jack L. Otto
          Arthur DeRoy Rodecker

OFFICERS

          Lee Munder, President
          Leonard J. Barr II, Vice President
          Elyse G. Essick, Vice President
          Terry H. Gardner, Vice President, CFO and Treasurer
          Ann F. Putallaz, Vice President
          James C. Robinson, Vice President
          Gerald L. Seizert, Vice President
          Paul D. Tobias, Vice President
          Richard H. Rose, Assistant Treasurer
          Patricia L. Bickimer, Secretary
          Lisa Anne Rosen, Assistant Secretary

INVESTMENT ADVISOR

          Munder Capital Management
          Munder Capital Center
          480 Pierce Street
          Birmingham, MI 48009

ADMINISTRATOR AND TRANSFER AGENT

          First Data Investor Services Group, Inc.
          53 State Street
          Boston, MA 02109

DISTRIBUTOR

          Funds Distributor, Inc.
          53 State Street, 10th floor
          Boston, MA 02109

CUSTODIAN

          Comerica Bank
          411 West Lafayette
          Detroit, MI 48226

LEGAL COUNSEL

          Dechert Price & Rhoads
          1500 K Street, N.W. 500
          Washington, D.C. 20005

INDEPENDENT AUDITORS

          Ernst & Young
          200 Clarendon Street
          Boston, MA 02116